750807596.5 EXECUTION VERSION AMENDMENT NO. 1 Dated as of November 30, 2022 to REVOLVING CREDIT AGREEMENT Dated as of June 30, 2021 THIS AMENDMENT NO. 1 (this “Amendment”) is made as of November 30, 2022 by and among Ingredion Incorporated, a Delaware corporation (the “Company”), the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”) and amends that certain Revolving Credit Agreement, dated as of June 30, 2021, by and among the Company, the Lenders party thereto and Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Amended Credit Agreement. WHEREAS, the Company has requested that the Lenders, the Issuing Banks, the Swingline Lender and Administrative Agent agree to make certain amendments to the Existing Credit Agreement; and WHEREAS, the Company, each of the Lenders and the Administrative Agent have so agreed on the terms and conditions set forth herein; NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, each of the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment. 1. Amendment to the Existing Credit Agreement. (a) Effective as of the Amendment No. 1 Effective Date (as defined below), the Existing Credit Agreement (including Schedule 1.01 and the Exhibits thereto) is hereby amended by deleting the stricken text (indicated textually in the same manner as the following: stricken text) and by inserting the double-underlined text (indicated textually in the same manner as the following: double-underlined text) as set forth in the pages of the Amended Credit Agreement attached hereto as Annex I. (b) The parties hereto hereby agree that in respect of this Amendment, JPMorgan Chase Bank, N.A. shall serve as the Sole Lead Arranger and Bookrunner. 2. Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 1 Effective Date”) is subject to the satisfaction of the following conditions precedent: (a) The Administrative Agent shall have received counterparts of this Amendment duly executed by the Company, the Administrative Agent, the Swingline Lender, the Issuing Banks and EXHIBIT 10.30

2 each of the Lenders (which, subject to Section 9.06(b) of the Amended Credit Agreement, may include any Electronic Signatures transmitted by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page). (b) The Administrative Agent or its Affiliate shall have received for its own account, payment of the fees and reasonable out-of-pocket expenses (excluding reasonable out-of-pocket fees and expenses of one counsel for the Administrative Agent, which shall be paid in accordance with the Existing Credit Agreement) required to be paid on the Amendment No. 1 Effective Date in connection with this Amendment. 3. Representations and Warranties of the Company. The Company hereby represents and warrants as follows: (a) This Amendment and the Amended Credit Agreement constitute legal, valid and binding obligations of the Company and, in the case of the Amended Credit Agreement, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. (b) As of the date hereof and after giving effect to the terms of this Amendment and the funding of the Revolving Loans on the Amendment No. 1 Effective Date, (i) no Default or Event of Default has occurred and is continuing or would result therefrom and (ii) the representations and warranties set forth in the Amended Credit Agreement and the other Credit Documents are true and correct in all material respects (or in all respects in the case of any representation and warranty qualified by materiality or Material Adverse Effect) with the same effect as though made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date is true and correct in all material respects (or in all respects in the case of any representation and warranty qualified by materiality or Material Adverse Effect) only as of such specified date). 4. Reference to and Effect on the Existing Credit Agreement. (a) Upon the effectiveness hereof, each reference to the Existing Credit Agreement in the Existing Credit Agreement or any other Credit Document shall mean and be a reference to the Amended Credit Agreement. (b) The Company hereby (i) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations arising under or pursuant to the Credit Documents, (ii) reaffirms all obligations under the Existing Credit Agreement and the other Credit Documents and (iii) acknowledges and agrees that the Existing Credit Agreement and each other Credit Document remains in full force and effect and is hereby reaffirmed, ratified and confirmed. (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under the Existing Credit Agreement or any of the other Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith. (d) This Amendment is a Credit Document. 5. Governing Law. This Amendment shall be governed by and construed in

3 accordance with and governed by the law of the State of New York. The parties hereto agree that provisions of Sections 9.09 and 9.10 of the Amended Credit Agreement are hereby incorporated by reference, mutatis mutandis. 6. Ratification. Except as expressly modified by this Amendment, all of the terms, provisions and conditions of the Existing Credit Agreement, as heretofore amended, shall remain unchanged and in full force and effect. This Amendment shall not constitute a course of dealing with the Lenders at variance with the Existing Credit Agreement or the other Credit Documents such as to require further notice by such Person to require strict compliance with the terms of the Existing Credit Agreement and the other Credit Documents in the future. 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. 8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided, that, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Company without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature, and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. [Signature Pages Follow]

Signature Page to Amendment No. 1 to Revolving Credit Agreement dated as of June 30, 2021 Ingredion Incorporated Name of Lender: MIZUHO BANK, LTD. By _________________________________ Name: Tracy Rahn Title: Executive Director For any Lender requiring a second signature line: By _________________________________ Name: Title:

Signature Page to Amendment No. 1 to Revolving Credit Agreement dated as of June 30, 2021 Ingredion Incorporated Name of Lender: PNC BANK, NATIONAL ASSOCIATION By Name: Donna Benson Title: Assistant Vice President

Signature Page to Amendment No. 1 to Revolving Credit Agreement dated as of June 30, 2021 Ingredion Incorporated COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH By _________________________________ Name: Robert Graff Title: ManagingDirector By _________________________________ Name: Kevin Chambers Title: Vice President

Signature Page to Amendment No. 1 to Revolving Credit Agreement dated as of June 30, 2021 Ingredion Incorporated Name of Lender: Bank of China, Chicago Branch By _________________________________ Name: Xu Yang Title: SVP & Deputy Branch Manager

Name of Lender: CoBank, ACB By ftdz~} /X-~C Name: Na(~Iya Rivkin Title: Vice President Signature Page to Amendment No. I to Revolving Credit Agreement dated as of June 30, 2021 Ingredion Incorporated

Signature Page to Amendment No. 1 to Revolving Credit Agreement dated as of June 30, 2021 Ingredion Incorporated INTERNAL HSBC BANK USA, NATIONAL ASSOCIATION By _________________________________ Name: Kyle Patterson Title: Senior Vice President

Signature Page to Amendment No. 1 to Revolving Credit Agreement dated as of June 30, 2021 Ingredion Incorporated Name of Lender: ING Capital LLC By _________________________________ Name: Daniel W. Lamprecht Title: Managing Director For any Lender requiring a second signature line: By _________________________________ Name: Gonzalo Sanchez Title: Director

Signature Page to Amendment No. 1 to Revolving Credit Agreement dated as of June 30, 2021 Ingredion Incorporated Name of Lender: Citizens Bank, N.A. By _________________________________ Name: Izabela Algave Title: Vice President

Signature Page to Amendment No. 1 to Revolving Credit Agreement dated as of June 30, 2021 Ingredion Incorporated Name of Lender: CITIBANK, N.A. By _________________________________ Name: Piyush Choudhary Title: Managing Director For any Lender requiring a second signature line: By _________________________________ Name: Title:

ANNEX I (See Attached)

EXECUTION COPY 749303678.4 REVOLVING CREDIT AGREEMENT dated as of June 30, 2021 among INGREDION INCORPORATED, The Subsidiary Borrowers Party Hereto, The Lenders Party Hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, BANK OF AMERICA, N.A. and CITIBANK, N.A., as Syndication Agents and MIZUHO BANK, LTD., HSBC BANK USA, NATIONAL ASSOCIATION, TRUIST BANK, U.S. BANK NATIONAL ASSOCIATION, PNC BANK, NATIONAL ASSOCIATION, ING CAPITAL LLC and BNP PARIBAS, as Co-Documentation Agents and J.P. MORGAN SECURITIES LLC as Sustainability Structuring Agent __________________________ JPMORGAN CHASE BANK, N.A., BOFA SECURITIES, INC. and CITIBANK, N.A., as Joint Bookrunners and Joint Lead Arrangers ACTIVE 266758992v.13

TABLE OF CONTENTS Page ARTICLE I Definitions 1 SECTION 1.01. Defined Terms 1 SECTION 1.02. Classification of Loans and Borrowings 3735 SECTION 1.03. Terms Generally 3735 SECTION 1.04. Accounting Terms; GAAP 3735 SECTION 1.05. Interest Rates; LIBORBenchmark Notification 3836 SECTION 1.06. Exchange Rates; Foreign Currency Calculations and Currency Equivalents 3937 SECTION 1.07. Letter of Credit Amounts 3937 SECTION 1.08. Divisions 4037 ARTICLE II The Credits 4038 SECTION 2.01. Commitments 4038 SECTION 2.02. Loans and Borrowings 4038 SECTION 2.03. Requests for Revolving Borrowings 4139 SECTION 2.04. [Intentionally Omitted] 4240 SECTION 2.05. Swingline Loans 4240 SECTION 2.06. Letters of Credit 4442 SECTION 2.07. Funding of Borrowings 4947 SECTION 2.08. Interest Elections 4947 SECTION 2.09. Termination, Reduction and Increase of Commitments 5149 SECTION 2.10. Repayment of Loans; Evidence of Debt 5351 SECTION 2.11. Prepayment of Loans 5452 SECTION 2.12. Fees 5553 SECTION 2.13. Interest 5554 SECTION 2.14. Alternate Rate of Interest; Illegality 5655 SECTION 2.15. Increased Costs 6059 SECTION 2.16. Break Funding Payments 6260 SECTION 2.17. Taxes 6261 SECTION 2.18. Payments Generally; Pro Rata Treatment; Sharing of Setoffs 6664 SECTION 2.19. Mitigation Obligations; Replacement of Lenders 6766 SECTION 2.20. Defaulting Lenders 6867 SECTION 2.21. Extension of Maturity Date 7069 ARTICLE III Representations and Warranties 7271 SECTION 3.01. Organization; Powers 7371 SECTION 3.02. Authorization; Enforceability 7371 SECTION 3.03. Governmental Approvals; No Conflicts 7371 SECTION 3.04. Financial Condition; No Material Adverse Change 7372 SECTION 3.05. Properties 7372 SECTION 3.06. Litigation and Environmental Matters 7472 i

SECTION 3.07. Compliance with Laws and Agreements 7473 SECTION 3.08. Investment Company Status 7473 SECTION 3.09. Taxes 7473 SECTION 3.10. ERISA 7573 SECTION 3.11. Disclosure 7573 SECTION 3.12. Regulation U 7574 SECTION 3.13. Anti-Corruption Laws and Sanctions 7574 SECTION 3.14. Affected Financial Institutions. 7574 SECTION 3.15. Plan Assets; Prohibited Transactions. 7674 ARTICLE IV Conditions 7674 SECTION 4.01. Effective Date 7674 SECTION 4.02. Each Credit Event 7776 ARTICLE V Affirmative Covenants 7876 SECTION 5.01. Financial Statements and Other Information 7876 SECTION 5.02. Notices of Material Events 7978 SECTION 5.03. Existence; Conduct of Business 8078 SECTION 5.04. Payment of Tax Obligations 8078 SECTION 5.05. Maintenance of Properties; Insurance 8078 SECTION 5.06. Books and Records; Inspection Rights 8079 SECTION 5.07. Compliance with Laws 8179 SECTION 5.08. Use of Proceeds and Letters of Credit 8179 ARTICLE VI Negative Covenants 8180 SECTION 6.01. Subsidiary Indebtedness 8180 SECTION 6.02. Liens 8381 SECTION 6.03. Fundamental Changes; Asset Sales 8583 SECTION 6.04. Maximum Leverage Ratio 8584 SECTION 6.05. Minimum Interest Coverage Ratio 8584 ARTICLE VII Events of Default 8684 SECTION 7.01. Events of Default 8684 SECTION 7.02. Remedies Upon an Event of Default 87 86 SECTION 7.03. Application of Payments 8786 ARTICLE VIII The Administrative Agent 8987 SECTION 8.01. Authorization and Action. 8987 SECTION 8.02. Administrative Agent’s Reliance, Limitation of Liability, Etc. 9189 SECTION 8.03. Posting of Communications. 9291 SECTION 8.04. The Administrative Agent Individually. 9392 SECTION 8.05. Successor Administrative Agent. 9492 SECTION 8.06. Acknowledgments of Lenders and Issuing Banks 9493 ii

SECTION 8.07. Certain ERISA Matters 9694 SECTION 8.08. Certain Affiliate Matters. 9796 ARTICLE IX Miscellaneous 9896 SECTION 9.01. Notices 9896 SECTION 9.02. Waivers; Amendments 9998 SECTION 9.03. Expenses; Indemnity; Damage Waiver 10099 SECTION 9.04. Successors and Assigns 102101 SECTION 9.05. Survival 106105 SECTION 9.06. Counterparts; Integration; Effectiveness; Electronic Execution 106105 SECTION 9.07. Severability 107106 SECTION 9.08. Right of Setoff 107106 SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process 108107 SECTION 9.10. WAIVER OF JURY TRIAL 109108 SECTION 9.11. Headings 109108 SECTION 9.12. Confidentiality 109108 SECTION 9.13. Interest Rate Limitation 110109 SECTION 9.14. No Fiduciary Duty, etc. 110109 SECTION 9.15. USA PATRIOT Act 111110 SECTION 9.16. Conversion of Currencies 111110 SECTION 9.17. Termination of Existing Credit Agreement 112111 SECTION 9.18. Appointment of the Company. 112111 SECTION 9.19. Acknowledgement and Consent to Bail-In of Affected Financial Institutions 112111 ARTICLE X Guaranty by the Company 113112 SECTION 10.01. Guaranty of Payment 113112 SECTION 10.02. Guaranty Absolute 113112 SECTION 10.03. Guaranty Irrevocable 113112 SECTION 10.04. Reinstatement 113112 SECTION 10.05. Subrogation 114113 SECTION 10.06. Subordination 114113 ARTICLE XI Collection Allocation Mechanism 114113 SCHEDULES: Schedule 1.01 -- Pricing Schedule Schedule 1.02 -- Existing Letters of Credit Schedule 2.01 -- Commitments Schedule 6.01 -- Existing Indebtedness Schedule 6.02 -- Existing Liens iii

EXHIBITS: Exhibit A -- Form of Assignment and Assumption Exhibit B-1 -- Form of U.S. Tax Compliance Certificate (For Non-U.S. Lenders that are not Partnerships for U.S. Federal Income Tax Purposes) Exhibit B-2 -- Form of U.S. Tax Compliance Certificate (For Non-U.S. Participants that are not Partnerships for U.S. Federal Income Tax Purposes) Exhibit B-3 -- Form of U.S. Tax Compliance Certificate (For Non-U.S. Participants that are Partnerships for U.S. Federal Income Tax Purposes) Exhibit B-4 -- Form of U.S. Tax Compliance Certificate (For Non-U.S. Lenders that are Partnerships for U.S. Federal Income Tax Purposes) Exhibit C -- Form of Designation Letter Exhibit D -- Form of Termination Letter Exhibit E -- Form of ESG Compliance Certificate iv

REVOLVING CREDIT AGREEMENT dated as of June 30, 2021, among INGREDION INCORPORATED, the Subsidiary Borrowers party hereto, the LENDERS party hereto from time to time and JPMORGAN CHASE BANK, N.A., as Administrative Agent. The parties hereto agree as follows: ARTICLE I Definitions SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “ABR,” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate. All ABR Loans shall be denominated in Dollars. “Acquisition” means the acquisition, or any series of related acquisitions, (by purchase, merger or otherwise) by the Borrower or any of its Subsidiaries of (a) the assets constituting a business, division, facility, product line or line of business of any Person not already a Subsidiary or (b) more than 50% of the capital stock or other equity of any such Person. “Adjusted CDOR Rate” means, with respect to any Term Benchmark Borrowing denominated in Canadian Dollars for any Interest Period, an interest rate per annum equal to the product of (a) the CDOR Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate; provided that, if the Adjusted CDOR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Adjusted Daily Simple RFR” means (i) with respect to any RFR Borrowing denominated in Sterling, an interest rate per annum equal to the sum of (a) the Daily Simple RFR for Sterling, plus (b) 0.0326% and (ii) with respect to any RFR Borrowing denominated in Dollars, an interest rate per annum equal to the sum of (a) the Daily Simple RFR for Dollars, plus (b) 0.10%; provided that, in each case, if the Adjusted Daily Simple RFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Adjusted EURIBOR Rate” means, with respect to any EurocurrencyTerm Benchmark Borrowing denominated in Euros for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the product of (a) the EURIBOR Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate; provided that, if the Adjusted EURIBOR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Adjusted LIBOTerm SOFR Rate” means, with respect to any Eurocurrency Term Benchmark Borrowing denominated in Dollars for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the sum of (a) the LIBOTerm SOFR Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate, plus (b) 0.10%; provided that, if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Administrative Agent” means JPMorgan (or any of its designated branch offices or Affiliates), in its capacity as administrative agent for the Lenders hereunder. 1

2 “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Advance” means any Loan or any Letter of Credit. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agent Related Person” has the meaning assigned to such term in Section 9.03(d). “Agreed Currencies” means (a) Dollars and (b) each Foreign Currency. “Agreement” means this Revolving Credit Agreement, as amended, restated, amended and restated, modified or supplemented from time to time. “Agreement Currency” has the meaning assigned to such term in Section 9.16(b). “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus 1/2½ of 1% and (c) the Adjusted LIBOTerm SOFR Rate for a one month Interest Period in Dollars onas published two U.S. Government Securities Business Days prior to such day (or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day) plus 1%; provided that for the purpose of this definition, the Adjusted LIBOTerm SOFR Rate for any day shall be based on the LIBO Screen Rate (or if the LIBO Screen Rate is not available for such one month Interest Period, the LIBO Interpolated Rate)Term SOFR Reference Rate at approximately 11:00 a.m. London5:00 a.m. Chicago time on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology). Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted LIBOTerm SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted LIBOTerm SOFR Rate, as the case may berespectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.14 Section 2.14 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.14(b) Section 2.14(b)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 1.0%, such rate shall be deemed to be 1.0% for purposes of this Agreement. “Amendment No. 1 Effective Date” means November 30, 2022. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Company or any of its Subsidiaries from time to time concerning or relating to bribery or corruption. “Applicable Borrower” means, with respect to any Loan or other amount owing hereunder or any matter pertaining to such Loan or other amount, whichever of the Borrowers is the primary obligor on such Loan or other amount.

3 “Applicable Creditor” has the meaning assigned to such term in Section 9.16(b). “Applicable Lending Installation” has the meaning assigned to such term in Section 2.02(e). “Applicable Percentage” means, with respect to any Lender, the percentage of the total Commitments represented by such Lender’s Commitment; provided that in the case of Section 2.20 when a Defaulting Lender shall exist, “Applicable Percentage” shall mean the percentage of the total Commitments (disregarding any Defaulting Lender’s Commitment) represented by such Lender’s Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments and to any Lender’s status as a Defaulting Lender at the time of determination. Notwithstanding the foregoing, any reference to “Applicable Percentage” relating to Revolving Loans or Letters of Credit which are denominated in a Foreign Currency or any costs, expenses, fees or other amounts related to any of the foregoing, shall be calculated excluding the Commitments of the Non-Global Lenders. “Applicable Rate” means, for any day, with respect to any EurocurrencyTerm Benchmark Loan, ABR Loan, RFR Loan, CBR Loan, Canadian Prime Loan or with respect to the commitment fees payable hereunder, the applicable rate per annum set forth on Schedule 1.01 under the caption “EurocurrencyTerm Benchmark Spread,” “ABR Spread,” “RFR Spread,” “CBR Spread,” “Canadian Prime Spread” or “Commitment Fee Rate,” as the case may be, based upon the Leverage Ratio or Ratings, as applicable. During any applicable Sustainability Adjustment Period, the Applicable Rate for Loans and Letter of Credit Fees (but not the Commitment Fee Rate) set forth on Schedule 1.01 shall be decreased or increased, as the case may be, by the Sustainability Adjustment (if any) in effect during such Sustainability Adjustment Period; provided, that in no event shall any Applicable Rate be less than zero; provided, further, that, in the event that the methodologies or other bases upon which the reporting of any portion of the Sustainability Metric for any Reference Year shall change in any material respect from the methodologies and bases for the determination of the Sustainability Baseline on the Effective Date, the Sustainability Adjustment for such Reference Year shall be zero and there shall be no Sustainability Adjustment to the Applicable Rates set forth on Schedule 1.01 for such Reference Year unless otherwise agreed by the Required Lenders. “Applicable Time” means, with respect to any Borrowings and payments in any Foreign Currency, the local time in the place of settlement for such Foreign Currency as may be reasonably determined by the Administrative Agent or the Issuing Bank, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment. “Approved Electronic Platform” has the meaning assigned to such term in Section 8.03(a). “Approved Fund” has the meaning assigned to such term in Section 9.04(b). “Arranger” means JPMorgan Chase Bank, N.A, BofA Securities, Inc., and Citibank, N.A., each in its capacity as a joint lead arranger and joint bookrunner hereunder. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form (including electronic records generated by the use of an electronic platform) approved by the Administrative Agent.

4 “Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark (or component thereof) for any Agreed Currency, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then removed from the definition of “Interest Period” pursuant to clause (fe) of Section 2.14. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute. “Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a voluntary or involuntary bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment or has had any order for relief in such proceeding entered in respect thereof; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. “Benchmark” means, initially, with respect to any (i) RFR Loan denominated in any Agreed Currency, the applicable Relevant Rate for Sterlingsuch Agreed Currency or (ii) EurocurrencyTerm Benchmark Loan denominated in any Agreed Currency, the Relevant Rate for the applicablesuch Agreed Currency (or the CDOR Rate with respect to any such Eurocurrency Loan denominated in Canadian Dollars); provided that if a Benchmark Transition Event, a Term SOFR Transition Event, an Early Opt-in Election or an Other Benchmark Rate Election, as applicable, and its and the related Benchmark Replacement Date have occurred with respect to the applicable Relevant Rate or the then-current Benchmark for such Agreed Currency, then “Benchmark” means the applicable

5 Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) or clause (c) of Section 2.14. “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date; provided that, in the case of any Loan denominated in a Foreign Currency or in the case of an Other Benchmark Rate Election, “Benchmark Replacement” shall mean the alternative set forth in (32) below: (1) in the case of any Loan denominated in Dollars, the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment; (21) in the case of any Loan denominated in Dollars, the sum of: (a)Adjusted Daily Simple SOFR and (b) the related Benchmark Replacement AdjustmentRFR for Dollars; or (32) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Company as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in the applicable Agreed Currency at such time in the United States and (b) the related Benchmark Replacement Adjustment; provided that, in the case of clause (1) above, such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; provided, further, that, in the case of clause (3) above, when such clause is used to determine the Benchmark Replacement in connection with the occurrence of an Other Benchmark Rate Election, the alternate benchmark rate selected by the Administrative Agent and the Company shall be the term benchmark rate that is used in lieu of a LIBOR-based rate in the relevant other Dollar-denominated syndicated credit facilities; provided, further, that, notwithstanding anything to the contrary in this Agreement or in any other Credit Document, upon the occurrence of a Term SOFR Transition Event, and the delivery of a Term SOFR Notice, on the applicable Benchmark Replacement Date the “Benchmark Replacement” shall revert to and shall be deemed to be the sum of (a) Term SOFR and (b) the related Benchmark Replacement Adjustment, as set forth in clause (1) above (subject to the first proviso immediately above). If the Benchmark Replacement as determined pursuant to clause (1), or (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Credit Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement: , the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by (1) for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent:

6 (a) the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor; (b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and (2) for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by thethe Administrative Agent and the Company for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Agreed Currency at such time;. provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement and/or any Term Benchmark Loan denominated in Dollars, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “RFR Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent in consultation with the Borrower decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent in consultation with the Borrower decides is reasonably necessary in connection with the administration of this Agreement and the other Credit Documents). “Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation

7 thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c3) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date;. (3) in the case of a Term SOFR Transition Event, the date that is 30 days after the date a Term SOFR Notice is provided to the Lenders and the Company pursuant to Section 2.14(c); or (4) in the case of an Early Opt-in Election or an Other Benchmark Rate Election, the sixth Business Day after the date notice of such Early Opt-in Election or Other Benchmark Rate Election, as applicable, is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth Business Day after the date notice of such Early Opt-in Election or Other Benchmark Rate Election, as applicable, is provided to the Lenders, written notice of objection to such Early Opt-in Election or Other Benchmark Rate Election, as applicable, from Lenders comprising the Required Lenders. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) above with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board, the NYFRB, the CME Term SOFR Administrator, the central bank for the Agreed Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component), or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the

8 time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (a) beginning at the time that a Benchmark Replacement Date pursuant to clause (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 2.14 and (b) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 2.14. “Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code, or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan.” “Board” means the Board of Governors of the Federal Reserve System of the United States of America. “Borrowed Debt” of any Person means the sum, without duplication, of (a) all Indebtedness of such Person for borrowed money and Indebtedness of such Person evidenced by bonds, debentures, notes or other similar instruments, plus (b) all Receivables Transaction Attributed Indebtedness and Permitted Commodity Repurchase Agreement Indebtedness of such Person, plus (c) all Indebtedness, contingent or otherwise, of such Person in respect of letters of credit, letters of guaranty, bankers’ acceptances or similar extensions of credit, plus (d) all Capital Lease Obligations of such Person, plus (e) any monetary obligation of such Person under a synthetic, off-balance sheet or tax retention lease or any other monetary obligation arising under a similar transaction, plus (f) all Guarantees by such Person of Borrowed Debt of others, plus (g) all Permitted Receivable Sales Transaction Indebtedness. “Borrower” and “Borrowers” means, individually and collectively, the Company and each Subsidiary Borrower. “Borrowing” means (a) Revolving Loans of the same Type and Agreed Currency, made, converted or continued on the same date to the same Applicable Borrower and, in the case of

9 EurocurrencyTerm Benchmark Loans, as to which a single Interest Period is in effect or (b) a Swingline Loan. “Borrowing Request” means a request by the Applicable Borrower, or by the Company on behalf of the Applicable Borrower, for a Revolving Borrowing in accordance with Section 2.03. “Business Day” means, as applicable, (a) any day (other than a Saturday or a Sunday) on which banks are open for business in New York City, (b) in relation to Loans denominated in Sterling and in relation to the calculation or computation of LIBOR, any day (other than a Saturday or a Sunday) on which banks are open for business in London, (c; provided that, in addition to the foregoing, a Business Day shall be (a) in relation to Loans denominated in Euros and in relation to the calculation or computation of EURIBOR, any day which is a TARGET Day, (db) in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings in Sterlingthe applicable Agreed Currency of such RFR Loan, any such day that is only an RFR Business Day for such Agreed Currency, (c) in relation to Loans denominated in Canadian Dollars and in relation to the calculation or computation of CDOR or the Canadian Prime Rate, any day (other than a Saturday or a Sunday) on which banks are open for business in Ontario, Canada, (d) in relation to Loans referencing the Adjusted Term SOFR Rate and any interest rate settings, fundings, disbursements, settlements or payments of any such Loans referencing the Adjusted Term SOFR Rate or any other dealings of such Loans referencing the Adjusted Term SOFR Rate, any such day that is a U.S. Government Securities Business Day and (e) in relation to Loans denominated in any other Agreed Currency or any interest rate settings, fundings, disbursements, settlements or payments of any CBR Loan or CBR Borrowing, any date on which dealings in the applicable Agreed Currency are carried on in the principal financial center of such Agreed Currency. “CAM” means the mechanism for the allocation and exchange of interests in the Designated Obligations and collections thereunder established under Article XI. “CAM Exchange” means the exchange of the Lenders’ interests provided for in Article XI. “CAM Exchange Date” means the first date on which there shall occur (a) any event referred to in clauses (h) or (i) of Section 7.01 with respect to any Borrower or (b) an acceleration of Loans pursuant to Article VII. “CAM Percentage” means, as to each Lender, a fraction, expressed as a decimal, of which (a) the numerator shall be the aggregate Dollar Equivalent amount (determined on the basis of Exchange Rates prevailing on the CAM Exchange Date) of the Designated Obligations owed to such Lender (whether or not at the time due and payable) on the date immediately prior to the CAM Exchange Date and (b) the denominator shall be the Dollar Equivalent amount (as so determined) of the Designated Obligations owed to all the Lenders (whether or not at the time due and payable) on the date immediately prior to the CAM Exchange Date. “Canadian Dollars” and “Cdn$” mean the lawful currency of Canada. “Canadian Prime” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Canadian Prime Rate. “Canadian Prime Rate” means, on any day, a rate per annum determined by the Administrative Agent to be the higher of (a) the rate equal to the PRIMCAN Index rate that appears on

10 the Bloomberg screen at 10:15 a.m. Toronto, Ontario time on such day (or, in the event that the PRIMCAN Index is not published by Bloomberg, any other information service that publishes such index from time to time, as selected by the Administrative Agent in its reasonable discretion), and (b) the CDOR Rate for a one month Interest Period at approximately 10:15 a.m., Toronto, Ontario time on such day (and, if such day is not a Business Day, then on the immediately preceding Business Day (as adjusted by Administrative Agent after 10:15 a.m. Toronto, Ontario time to reflect any error in the posted rate of interest or in the posted average annual rate of interest)), rounded to the nearest 1/100th of 1% (with .005% being rounded up), plus 1% per annum; provided, that if any the above rates shall be less than 1% per annum, such rate shall be deemed to be 1% per annum for purposes of this Agreement. Any change in the Canadian Prime Rate due to a change in the PRIMCAN Index or the CDOR Rate shall be effective from and including the effective date of such change in the PRIMCAN Index or CDOR Rate, respectively. If the Canadian Prime Rate is being used as an alternate rate of interest pursuant to Section 2.14 (for the avoidance of doubt, only until the applicable Benchmark Replacement has been determined pursuant to Section 2.14(b)), then the Canadian Prime Rate shall be determined solely by reference to clause (a) above and shall be determined without reference to clause (b) above. “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases or financing leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “CBR Loan” means a Loan that bears interest at a rate determined by reference to the Central Bank Rate. “CBR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the Central Bank Rate. “CBR Spread” means, with respect to any Loan, the Applicable Rate applicable to such Loan that is replaced by a CBR Loan. “CDOR Rate” means, with respect to any EurocurrencyTerm Benchmark Borrowing denominated in Canadian Dollars and for any Interest Period, a rate per annum equal to the CDOR Screen Rate at approximately 10:15 a.m. Toronto, Ontario time on the first day of such Interest Period (and, if such day is not a Business Day, then on the immediately preceding Business Day (as adjusted by Administrative Agent after 10:15 a.m. Toronto, Ontario time to reflect any error in the posted rate of interest or in the posted average annual rate of interest)), rounded to the nearest 1/100th of 1% (with .005% being rounded up). “CDOR Screen Rate” means, for any day and time, with respect to any EurocurrencyTerm Benchmark Borrowing denominated in Canadian Dollars and for any Interest Period, the annual rate of interest equal to the average rate applicable to Canadian Dollar Canadian bankers’ acceptances for the applicable Interest Period that appears on such day and time on the “Reuters Screen CDOR Page” as defined in the International Swap Dealer Association, Inc. definitions, as modified and amended from time to time (or, in the event such rate does not appear on such page or screen, on any successor or substitute page or screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time, as selected by the Administrative Agent in its reasonable discretion); provided that, if the CDOR Screen Rate shall be less than zero, the CDOR Screen Rate shall be deemed to be zero for purposes of this Agreement.

11 “Central Bank Rate” means, for any date, a rate per annum equal to the sum of (a) the greater of (i) the sum of (I) for any Loan denominated in (Aa) Sterling, the Bank of England’s (or any successor thereto’s) “Bank Rate” as published by the Bank of England (or any successor thereto) from time to time, (B)b) Euro, one of the following three rates as may be selected by the Administrative Agent in its reasonable discretion: (1) the fixed rate for the main refinancing operations of the European Central Bank (or any successor thereto), or, if that rate is not published, the minimum bid rate for the main refinancing operations of the European Central Bank (or any successor thereto), each as published by the European Central Bank (or any successor thereto) from time to time, (2) the rate for the marginal lending facility of the European Central Bank (or any successor thereto), as published by the European Central Bank (or any successor thereto) from time to time or (3) the rate for the deposit facility of the central banking system of the Participating Member States, as published by the European Central Bank (or any successor thereto) from time to time, as determined by the Administrative Agent in its sole discretion, and (Cc) any other Foreign Currency determined after the Effective Date, a central bank rate as determined by the Administrative Agent in its reasonable discretion (any reference rate described in this clause (a)(iI) for any Foreign Currency being referred to as the “CBR Reference Rate”) and (ii) 0%, plus (bII) the applicable Central Bank Rate Adjustment on such dateand (ii) the Floor. Any change in the Central Bank Rate for any Foreign Currency due to a change in the CBR Reference Rate or the Central Bank Rate Adjustment for such Foreign Currency shall be effective from and including the effective date of such change in the CBR Reference Rate or the Central Bank Rate Adjustment, respectively. “Central Bank Rate Adjustment” means, for any day, for any Loan denominated in: (a) Euro, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the average of the Adjusted EURIBOR Rate for the five most recent Business Days preceding such day for which the EURIBOR Screen Rate was available (excluding, from such averaging, the highest and the lowest Adjusted EURIBOR Rate applicable during such period of five Business Days), minus (ii) the Central Bank Rate in respect of Euro in effect on the last Business Day in such period, ; (b) Sterling, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the average of SONIAAdjusted Daily Simple RFR for Sterling Borrowings for the five most recent RFR Business Days preceding such day for which SONIAthe Adjusted Daily Simple RFR for Sterling Borrowings was available (excluding, from such averaging, the highest and the lowest SONIAsuch Adjusted Daily Simple RFR applicable during such period of five RFR Business Days), minus (ii) the Central Bank Rate in respect of Sterling in effect on the last RFR Business Day in such period,; and (c) any other Foreign Currency determined after the Effective Date, a Central Bank Rate Adjustment as determined by the Administrative Agent in its reasonable discretion. For purposes of this definition, (x) the term Central Bank Rate shall be determined disregarding clause (bII) of the definition of such term and (y) the EURIBOR Rate on any day shall be based on the EURIBOR Screen Rate, on such day at approximately the time referred to in the definition of such term for deposits in the applicable Agreed Currency for a maturity of one month (or, in the event the EURIBOR Screen Rate for deposits in Euro is not available for such maturity of one month, shall be based on the EURIBOR Interpolated Rate as of such time); provided that if such rate shall be less than 0.00%, such rate shall be deemed to be 0.00%.. “Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any person or group (as beneficial ownership, person and group are defined for purposes of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of Equity Interests representing more than 40% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the

12 Company; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Company by Persons who were neither (i) nominated or approved by the board of directors of the Company nor (ii) appointed or approved by a majority of directors so nominated or approved; or (c) the acquisition of direct or indirect Control of the Company by any Person or group. “Change in Law” means the occurrence, after the date of this Agreement (or with respect to any Lender, if later, the date on which such Lender becomes a Lender), of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rules, guideline or directive (whether or not having the force of law) in each case by any Governmental Authority; provided however, that notwithstanding anything herein to the contrary,(i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law” regardless of the date enacted, adopted, implemented or issued. “Charges” has the meaning assigned to such term in Section 9.13. “Class,” when used in reference to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans or Swingline Loans, (b) any Lender, refers to whether such Lender is a Global Lender or a Non-Global Lender, and (c) any Commitment, whether such Commitment is in respect of Dollars or in respect of Foreign Currencies. “CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term SOFR (or a successor administrator). “Co-Documentation Agent” means each of Mizuho Bank, Ltd., HSBC Bank USA, National Association, Truist Bank, U.S. Bank, National Association, PNC Bank, National Association, ING Capital LLC and BNP Paribas, each in its capacity as Co-Documentation Agent here under. “Code” means the Internal Revenue Code of 1986, as amended from time to time. “Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder (for the avoidance of doubt, with respect to any Non-Global Lender, any such commitment as applicable solely with respect to Revolving Loans and Letters of Credit denominated in Dollars), expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) reduced or increased from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Commitment is the greatest of the amounts reflected opposite such Lender’s name in column A or column B set forth on Schedule 2.01 (or, in the case of Non-Global Lenders, column B of Schedule 2.01), or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York Uniform Commercial Code) as provided herein pursuant to which such Lender shall have assumed its Commitment, as applicable; provided, however, that the Commitment of any Global Lender reflected in columns A and B of Schedule 2.01 shall be one and the same, shall not be cumulative, and shall be treated as a single “Commitment” in connection with any extension, increase, reduction, termination, expiration, acceleration, assignment or participation of the Commitments hereunder and any commitment

13 fees payable hereunder. For the avoidance of doubt, it is agreed and acknowledged that no Non-Global Lender shall have any Commitment with respect to Loans and Letters of Credit denominated in Foreign Currencies. The initial aggregate amount of the Lenders’ Commitments is $1,000,000,000. “Commodity” means any commodity or inventory, including, without limitation, wheat, corn, and soybeans and/or products related to each of the foregoing and any commodity or inventory which replaces, substitutes for or is exchanged for any such commodity or inventory under the applicable Commodity Repurchase Agreement. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Commodity Repurchase Agreement” means any (a) commodity repurchase agreement, commodity reverse repurchase agreement or commodity spot and/or forward agreement with an embedded right of either party or both parties to require the sale or repurchase, or similar agreement, with respect to any Commodity entered into between the Company or any of its Subsidiaries and an Eligible Repurchase Counterparty, and (b) futures contract, exchange-for-risk, exchange-for-physical, exchange-for-swap or similar agreement in respect of Commodities entered into between the Company or any of its Subsidiaries and a commodity exchange (or any broker or other intermediary in respect of transactions on that exchange) in connection therewith or to hedge the risk thereof. “Commodity Repurchase Agreement Property” means an Eligible Repurchase Counterparty’s right, title, and interest in (a) all Commodities purchased or sold pursuant to a Commodity Repurchase Agreement, (b) all Commodities substituted for such Commodities in accordance with any Commodity Repurchase Agreement, (c) commingled or identified amounts of Commodities, if applicable, to the extent of the Commodities expressed to be purchased or sold pursuant to a Commodity Repurchase Agreement, (d) negotiable warehouse receipts or other negotiable documents issued in the name, or to the order, of the Eligible Repurchase Counterparty in connection with such Commodity, (e) any futures contract exchanged in connection with a Commodity Repurchase Agreement pursuant to a Commodity Repurchase Agreement, and (f) all products and proceeds of the foregoing as to all of the foregoing, whether now owned or hereafter acquired and wherever located. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of thea Borrower pursuant to any Credit Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to Section 9.01, including through an Approved Electronic Platform. “Company” means Ingredion Incorporated, a Delaware corporation. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated EBITDA” means, for any period, an amount equal to consolidated net income (or net loss) of the Company and its Subsidiaries plus, to the extent deducted in determining consolidated net income (or net loss) for such period, the sum of (a) net interest expense, (b) income tax expense, (c) depreciation expense, (d) amortization expense, (e) non-cash charges and expenses, (f) extraordinary, unusual, non-recurring or one-time cash expenses, losses and charges in an aggregate amount not to exceed 10% of Consolidated EBITDA (calculated before giving effect to any amounts added back pursuant to this clause (f)) in any four fiscal quarter period (provided that, notwithstanding the foregoing, the aggregate amount added back to Consolidated EBITDA pursuant to this clause (f)

14 during the term of this Agreement shall not exceed $300,000,000), (g) net income attributable to non-controlling interests and (h) expenses and fees paid to unaffiliated third parties and incurred during such period in connection with acquisitions, dispositions, investments and debt or equity issuances (whether or not consummated), minus, to the extent included in determining consolidated net income (or net loss) for such period, the sum of (w) all cash payments made during such period on account of non-cash charges or expenses that were accruals or reserves added to consolidated net income pursuant to clause (e) above in a prior period, (x) any non-cash gains or items of income for such period, (y) net loss attributable to non-controlling interests and (z) extraordinary, unusual, non-recurring or one-time cash gains or items of income for such period in an aggregate amount not to exceed 10% of Consolidated EBITDA (calculated before giving effect to any amounts deducted pursuant to this clause (z)), in each case determined in accordance with GAAP by reference to the consolidated financial statements of the Company required to be delivered pursuant to the Credit Documents. If the Company or a Subsidiary consummates or has consummated a Material Acquisition or a Material Disposition at any time since the commencement of such period but on or prior to the applicable date of determination, then, for the purposes of calculating the financial covenants set forth in Sections 6.04 and 6.05 for the applicable period, Consolidated EBITDA for such period shall be adjusted on a pro forma basis to give effect to such Material Acquisition or a Material Disposition as though such Material Acquisition or a Material Disposition had been consummated as of the first day of such period; provided that with respect to any Material Acquisition, such pro forma adjustments (including any prorated amounts necessary to give effect to such Material Acquisition for all of such period) shall, with respect to the acquired entity or business, be based on the financial information (such as internal monthly reports) available to (and in good faith relied upon by) the Company. “Consolidated Net Assets” means, as of the date of any determination thereof, total assets of the Company and its Subsidiaries calculated in accordance with GAAP on a consolidated basis as of such date minus goodwill of the Company and its Subsidiaries as of such date. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding Business Day adjustment) as such Available Tenor. “Credit Documents” means this Agreement, after the execution and delivery thereof pursuant to the terms of this Agreement, each promissory note, if any, delivered pursuant to Section 2.10(e), each Designation Letter, each Termination Letter and each other document from time to time designated as such by the Company and the Administrative Agent and, in each case of the foregoing, any amendments, modifications or supplements thereto or waivers thereof. “Credit Party” means the Administrative Agent, each Issuing Bank, the Swingline Lenders or any other Lender. “Daily Simple RFR” means, for any day (an “RFR Interest Day”), an interest rate per annum equal to, for any RFR Loan denominated in (i) Sterling, SONIA for the day that is 5 RFR Business Days prior to (A) if such RFR Interest Day is an RFR Business Day, such RFR Interest Day or (B) if such RFR Interest Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Interest Day and (ii) Dollars, Daily Simple SOFR. “Daily Simple RFRSOFR” means, for any day (ana “RFR InterestSOFR Rate Day”), an interesta rate per annum equal to the greater of (a) the sum of (i) SONIASOFR for the day that is five (5)

15 U.S. Government Securities Business Days prior to (Ai) if such RFR InterestSOFR Rate Day is a U.S. Government Securities Business Day, such RFR InterestSOFR Rate Day or (Bii) if such RFR InterestSOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such RFR Interest Day, plus (ii) 0.0326% and (b) 0%SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple RFRSOFR due to a change in the applicable RFRSOFR shall be effective from and including the effective date of such change in the RFRSOFR without notice to the BorrowerCompany. “Daily Simple SOFR” means, for any day, SOFR, which conventions for this rate (which may include a lookback) shall be established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion. “Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default. “Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans or participations in Letters of Credit or Swingline Loans or (ii) pay over to any Specified Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Company or any Specified Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after reasonable request by a Specified Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Specified Party’s receipt of such certification in form and substance reasonably satisfactory to it and the Administrative Agent, or (d) has, or has a direct or indirect parent company that has, become the subject of (i) a Bankruptcy Event at a time it has an unfunded Commitment or (ii) a Bail-In Action. “Designated Obligations” means all obligations of the Borrowers with respect to (a) principal of and interest on the Loans, (b) participations in Swingline Loans funded by the Lenders, (c) unreimbursed LC Disbursements and interest thereon and (d) all commitment fees and Letter of Credit participation fees. “Designation Letter” means a letter in substantially the form of Exhibit C hereto. “Dollars” or “$” refers to lawful money of the United States of America. “Dollar Equivalent” means, for any amount, at the time of determination thereof, (a) if such amount is expressed in Dollars, such amount, (b) if such amount is expressed in a Foreign Currency, the equivalent of such amount in Dollars determined by using the rate of exchange for the purchase of Dollars with the Foreign Currency last provided (either by publication or otherwise provided to the

16 Administrative Agent or the applicable Issuing Bank) by Reuters on the Business Day (New York City time) immediately preceding the date of determination or if such service ceases to be available or ceases to provide a rate of exchange for the purchase of Dollars with the Foreign Currency, as provided by such other publicly available information service which provides that rate of exchange at such time in place of Reuters chosen by the Administrative Agent or the applicable Issuing Bank, as the case may be, in its reasonable discretion (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in Dollars as determined by the Administrative Agent or the applicable Issuing Bank, as the case may be, using any reasonable method of determination it deems appropriate in consultation with the Company, which determination shall be conclusive absent manifest error) and (c) if such amount is denominated in any other currency, the equivalent of such amount in Dollars as determined by the Administrative Agent or the applicable Issuing Bank, as the case may be, using any method of determination it deems appropriate in its reasonable discretion. “Early Opt-in Election” means, if the then-current Benchmark with respect to Dollars is the LIBO Rate, the occurrence of: (1) a notification by the Administrative Agent to (or the request by the Company to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding Dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review); and (2) the joint election by the Administrative Agent and the Company to trigger a fallback from the LIBO Rate and the provision, as applicable, by the Administrative Agent of written notice of such election to the Company and the Lenders. “ECP” means an “eligible contract participant” as defined in Section 1(a)(18) of the Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission and/or the Securities and Exchange Commission. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02). “Electronic Delivery” has the meaning assigned to such term in Section 5.01.

17 “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Eligible Repurchase Counterparty” means, with respect to any Commodity Repurchase Agreement, a Person that is a Lender or an Affiliate of any Lender who, in the ordinary course of its business, purchases, sells or hedges the Commodity that is the subject of the applicable Commodity Repurchase Agreement, and who, with respect to any exchange for swap transaction, qualifies as an ECP. “Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating to the environment, the management, release or threatened release of any Hazardous Material or to health and safety matters. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Company, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “ERISA Event” means (a) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (b) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of such proceedings, (c) the Company or any ERISA Affiliate shall have incurred, or is reasonably expected to incur, any liability pursuant to Title I or Title IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans or (d) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan. “ESG Annual Report” has the meaning assigned to such term in the definition of Sustainability Metric.

18 “ESG Compliance Certificate” means a certificate duly executed by a Financial Officer or Corporate Sustainability Officer of the Company substantially in the form of Exhibit E or such other form reasonably acceptable to the Administrative Agent. “ESG Third Party Verification” has the meaning assigned to such term in the definition of Sustainability Metric. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “EURIBOR Interpolated Rate” means, at any time, with respect to any Eurocurrency Borrowing denominated in Euros and for any Interest Period, the rate per annum (rounded to the same number of decimal places as the EURIBOR Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the EURIBOR Screen Rate for the longest period (for which the EURIBOR Screen Rate is available for Euros) that is shorter than the Impacted EURIBOR Rate Interest Period; and (b) the EURIBOR Screen Rate for the shortest period (for which the EURIBOR Screen Rate is available for Euros) that exceeds the Impacted EURIBOR Rate Interest Period, in each case, at such time; provided that, if any EURIBOR Interpolated Rate shall be less than 0%, such rate shall be deemed to be 0% for the purposes of this Agreement. “EURIBOR Rate” means, with respect to any EurocurrencyTerm Benchmark Borrowing denominated in Euros and for any Interest Period, the EURIBOR Screen Rate at approximately 11:00 a.m., Brussels time, two (2) TARGET Days prior to the commencement of such Interest Period; provided that, if the EURIBOR Screen Rate shall not be available at such time for such Interest Period (an “Impacted EURIBOR Rate Interest Period”) with respect to Euros then the EURIBOR Rate shall be the EURIBOR Interpolated Rate. “EURIBOR Screen Rate” means, for any day and time, with respect to any EurocurencyTerm Benchmark Borrowing denominated in Euro and for any Interest Period, the annual rate of interest equal to the euro interbank offered rate administered by the European Money Markets Institute (or any other Person which takes over the administration of such rate) for the relevant periodInterest Period displayed (before any correction, recalculation or republication by the administrator) on page EURIBOR01 of the Reuters screen (or any replacement Reuters page which displays such rate) or on the appropriate page of such other information service which publishes such rate from time to time in place of Reuters as of 11:00 a.m. Brussels time two TARGET Days prior to the commencement of such Interest Periodselected by the Administrative Agent. If such page or service ceases to be available, the Administrative Agent may specify another page or service displaying the relevant rate after consultation with the Company. If the EURIBOR Screen Rate shall be less than 0%, the EURIBOR Screen Rate shall be deemed to be 0% for purposes of this Agreement. “Euro” or “€” means the single currency unit of the Participating Member States. “Eurocurrency,” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Eurocurrency Rate. “Eurocurrency Payment Office” means, with respect to the Administrative Agent, for each Foreign Currency, the office, branch, Affiliate or correspondent bank of the Administrative Agent

19 for such currency as specified from time to time by the Administrative Agent to the Company and each Lender “Eurocurrency Rate” means, with respect to (a) any Eurocurrency Borrowing denominated in Dollars, the Adjusted LIBO Rate, (b) any Eurocurrency Borrowing denominated in Canadian Dollars, the CDOR Rate, and (c) any Eurocurrency Borrowing denominated in Euros, the Adjusted EURIBOR Rate. “Event of Default” has the meaning assigned to such term in Section 7.01. “Exchange Rate” means, for any Foreign Currency, the rate of exchange therefor as described in clause (b) of the definition of “Dollar Equivalent.” “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Company under Section 2.19(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.17(f) and (d) any U.S. Federal withholding Taxes imposed under FATCA. “Existing Credit Agreement” means that certain Revolving Credit Agreement dated as of October 7, 2016 among the Company, JPMorgan, as administrative agent, and the lenders party thereto, as amended or otherwise modified prior to the date hereof. “Existing Letters of Credit” means the letters of credit issued and outstanding under the Existing Credit Agreement and set forth on Schedule 1.02. “Farm Credit Lender” means a federally-chartered Farm Credit System lending institution organized under the Farm Credit Act of 1971, as the same may be amended or supplemented from time to time. “Farm Credit System” means a federally chartered network of borrower-owned lending institutions comprised of cooperatives and related service organizations. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any intergovernmental agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

20 “FCA” has the meaning assigned to such term in Section 1.05. “Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate; provided that if the Federal Funds Effective Rate as so determined would be less than 0%, such rate shall be deemed to be 0% for the purposes of this Agreement. “Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Company. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this AgreementEffective Date, the modification, amendment or renewal of this Agreement or otherwise) with respect to the LIBO Rate, theAdjusted Term SOFR Rate, Adjusted EURIBOR Rate, Adjusted CDOR Rate, the EURIBOR Rate or each Adjusted Daily Simple RFR or the Central Bank Rate, as applicable. For the avoidance of doubt the Floor as of the Effective Date for each of the Adjusted Term SOFR Rate, Adjusted EURIBOR Rate, Adjusted CDOR Rate, each Adjusted Daily Simple RFR and the Central Bank Rate shall be zero. “Foreign Currency” means (a) with respect to any Revolving Loan, Euros, Sterling, Canadian Dollars and any other currency other than Dollars acceptable to the Administrative Agent and each of the Global Lenders that is freelya lawful currency that is readily available, freely transferable, not restricted and freely convertible into Dollars and (b) with respect to any Letter of Credit, any currency other than Dollars acceptable to the Administrative Agent that is freely available, freely transferable and freely convertible into Dollars, and agreed to by the Issuing Bank issuing such Letter of Credit. “Foreign Lender” means any Lender that is not a U.S. Person. “Foreign Subsidiary” means any Subsidiary that is incorporated or organized under the laws of any jurisdiction other than the United States of America, any State thereof or the District of Columbia. “GAAP” means generally accepted accounting principles in the United States of America. “Governmental Authority” means the government of the United States of America or any political subdivision thereof, whether state or local, any foreign nation and any agency, authority, instrumentality, regulatory body, court, central bank or other entity similar to any of the foregoing exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, including any applicable supranational bodies (such as the European Union or the European Central Bank). “GHG Emissions” has the meaning assigned to such term in the definition of Sustainability Metric. “Global Lender” means each Person listed on Schedule 2.01 with a Commitment under column A of such Schedule 2.01, and includes any successor thereto and any Global Lender who becomes a Lender pursuant to an Assignment and Assumption or any other agreement entered into

21 hereunder by such Person pursuant to which such Person becomes a Lender, and, as the context requires, includes each Issuing Bank and each Swingline Lender. “Greenhouse Gas Protocol Corporate Reporting and Accounting Standard” means a corporate accounting and reporting standard for greenhouse gas emissions published by the World Business Council for Sustainable Development and the World Resources Institute, as amended from time to time, but subject to the second proviso set forth in the definition of Applicable Rate. “Guarantee” of or by any Person (the “guarantor”) means any direct or indirect liability, contingent or otherwise, of the guarantor with respect to any Indebtedness or other obligation of another Person (the “primary obligor”), including, without limitation, any such obligation directly or indirectly guaranteed by the guarantor, or in respect of which the guarantor is otherwise directly or indirectly liable, including, without limitation, any such obligation in effect guaranteed by the guarantor through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain the solvency or any balance sheet or other financial condition of the primary obligor of such obligation. The amount of any Guarantee made by any guarantor shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made and (b) the maximum amount for which such guarantor may be liable pursuant to the terms of the instrument embodying such Guarantee, unless (in the case of a primary obligation that is not Indebtedness) such primary obligation and the maximum amount for which such guarantor may be liable are not stated or determinable, in which case the amount of such Guarantee shall be such guarantor’s maximum reasonably anticipated liability in respect thereof as determined by the Company in good faith. “Guaranteed Party” has the meaning assigned to such term in Section 10.01. “Hazardous Materials” means all petroleum and petroleum products, byproducts or breakdown products, radioactive materials, asbestos-containing materials, radon gas and any other chemicals, materials or substances designated, classified or regulated as being “hazardous” or “toxic,” or words of similar import, under any Environmental Law. “Impacted EURIBOR Rate Interest Period” has the meaning assigned to such term in the definition of “EURIBOR Rate.” “Impacted LIBO Rate Interest Period” has the meaning assigned to such term in the definition of “LIBO Rate.” “Incremental Amendment” has the meaning set forth in Section 2.09(d). “Incremental Term Loan” has the meaning set forth in Section 2.09(d). “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) [reserved], (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding (i) trade payables incurred in the ordinary course of business, (ii) deferred compensation payable to directors, officers, employees or consultants in an aggregate outstanding amount not greater than $30,000,000 at any time and (iii) any purchase price adjustment or earnout incurred in connection with an Acquisition, except to the extent that the amount payable pursuant to such purchase price adjustment or earnout becomes payable), (f) all

22 Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, provided that to the extent recourse is limited to recovery against a specific asset, the amount of such Indebtedness shall be the lesser of (X) the amount of any such Lien and (Y) the fair market value of such asset, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (k) all Receivables Transaction Attributed Indebtedness and Permitted Commodity Repurchase Agreement Indebtedness of such Person, (l) all net obligations of such Person under any Swap Agreement, (m) any monetary obligation of such Person under a synthetic, off-balance sheet or tax retention lease or any other monetary obligation arising under a similar transaction and (n) Permitted Receivable Sales Transaction Indebtedness. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Company under any Credit Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Ineligible Institution” has the meaning set forth in Section 9.04(b)(ii)(E). “Interest Coverage Ratio” means as of the end of any fiscal quarter of the Company, the ratio of Consolidated EBITDA to net interest expense of all Indebtedness of the Company and its Subsidiaries, in each case for the period of the four fiscal quarters then ended, computed on a consolidated basis for the Company and its Subsidiaries. “Interest Election Request” means a request by the Applicable Borrower, or by the Company on behalf of the Applicable Borrower, to convert or continue a Revolving Borrowing in accordance with Section 2.08. “Interest Payment Date” means (a) with respect to any ABR Loan (other than a Swingline Loan), any CBR Loan or any Canadian Prime Loan, the last day of each March, June, September and December and the Maturity Date, (b) with respect to any EurocurrencyRFR Loan, each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month) and the Maturity Date, (c) with respect to any Term Benchmark Loan, the last day of theeach Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a EurocurrencyTerm Benchmark Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period (or, if there is no such numerically corresponding day in such month, then the last day of such month), and the Maturity Date, (c) with respect to any RFR Loan, each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan and the Maturity Date, and (d) with respect to any Swingline Loan, the day that such Loan is required to be repaid and the Maturity Date. “Interest Period” means with respect to any EurocurrencyTerm Benchmark Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one or three months (or, to the extent available and agreed to by all Lenders, six or twelve months as the Applicable Borrower, or the Company on behalf of the Applicable Borrower, may elect) thereafter (in each case, subject to the availability for the Benchmark applicable to the relevant Loan or Commitment for any Agreed Currency), as the Applicable Borrower, or the Company on behalf of the Applicable Borrower, may elect; provided, that (i) if any Interest Period would end on a

23 day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurocurrency Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period pertaining to a Eurocurrency Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (iii) no tenor that has been removed from this definition pursuant to Section 2.14(fe) shall be available for specification in such Borrowing Request or Interest Election Request. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “Interpolated Rate” means, with respect to (a) any Eurocurrency Borrowing denominated in Dollars, the LIBO Interpolated Rate and (b) any Eurocurrency Borrowing denominated in Euros, the EURIBOR Interpolated Rate. “ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto. “Issuing Bank” means JPMorgan, Bank of America, N.A., Citibank, N.A. and any other Lender that agrees with the Company to act as an Issuing Bank (in each case, through itself or through one of its designated Affiliates or branch offices), each in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.06(i). Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. Each reference herein to the “Issuing Bank” shall be deemed to be a reference to the relevant Issuing Bank in respect of the applicable Letter of Credit. “JPMEL” means J.P. Morgan Europe Limited and its successors. “JPMorgan” means JPMorgan Chase Bank, N. A., a national banking association, and its successors. “Judgment Currency” has the meaning assigned to such term in Section 9.16(b). “LC Disbursement” means a payment made by the Issuing Bank pursuant to a Letter of Credit. “LC Exposure” means, at any time, the sum of (a) the aggregate undrawn Dollar Equivalent of all outstanding Letters of Credit at such time plus (b) the aggregate Dollar Equivalent of all LC Disbursements that have not yet been reimbursed by or on behalf of the Applicable Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time (or, with respect to any Non-Global Lender, its Applicable Percentage of the total LC Exposure with respect to Letters of Credit denominated in Dollars at such time). For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Article 29(a) of the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time) or Rule 3.13 or Rule 3.14 of the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such

24 later version thereof as may be in effect at the applicable time) or similar terms of the Letter of Credit itself, or if compliant documents have been presented but not yet honored, such Letter of Credit shall be deemed to be “outstanding” and “undrawn” in the amount so remaining available to be paid, and the obligations of the Borrowers and each Lender shall remain in full force and effect until the Issuing Bank and the Lenders shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit. “Lender Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary. “Lenders” means the Global Lenders and Non-Global Lenders listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or pursuant to Section 2.09(d), other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption or otherwise. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender. “Letter of Credit” means any letter of credit issued pursuant to this Agreement. “Leverage Ratio” means, as of any Measurement Date, the ratio of Net Borrowed Debt as of such Measurement Date to Consolidated EBITDA for the most recently completed four fiscal quarters of the Company, computed on a consolidated basis for the Company and its Subsidiaries. “Liabilities” has the meaning set forth in Section 10.01. “LIBO Interpolated Rate” means, at any time, with respect to any Eurocurrency Borrowing denominated in Dollars and for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period (for which the LIBO Screen Rate is available for the applicable Agreed Currency) that is shorter than the Impacted LIBO Rate Interest Period; and (b) the LIBO Screen Rate for the shortest period (for which the LIBO Screen Rate is available for the applicable Agreed Currency) that exceeds the Impacted LIBO Rate Interest Period, in each case, at such time; provided that if any LIBO Interpolated Rate shall be less than 0%, such rate shall be deemed to be 0% for the purposes of this Agreement. “LIBO Rate” means, with respect to any Eurocurrency Borrowing denominated in Dollars and for any Interest Period, the LIBO Screen Rate at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; provided that if the LIBO Screen Rate shall not be available at such time for such Interest Period (an “Impacted LIBO Rate Interest Period”) with respect to Dollars then the LIBO Rate shall be the LIBO Interpolated Rate. “LIBO Screen Rate” means, for any day and time, with respect to any Eurocurrency Borrowing denominated in Dollars and for any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for Dollars for a period equal in length to such Interest Period as displayed on such day and time on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion); provided that if

25 the LIBO Screen Rate as so determined would be less than 0%, such rate shall be deemed to be 0% for the purposes of this Agreement. “LIBOR” has the meaning assigned to such term in Section 1.05. “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset. “LLC” means any Person that is a limited liability company under the laws of its jurisdiction of formation. “Loans” means, as applicable, each of the loans made by the Lenders to the Borrowers pursuant to this Agreement and all such loans collectively. “Local Time” means (i) New York City time in the case of a Loan, Borrowing or Letter of Credit denominated in Dollars and (ii) local time in the case of a Loan, Borrowing or Letter of Credit denominated in a Foreign Currency (it being understood that such local time shall mean London, England time unless otherwise agreed by the Administrative Agent and the Company). “Material Acquisition” means the acquisition (by purchase, merger or otherwise) by the Company or any of its Subsidiaries of (a) the assets constituting a business, division, facility, product line or line of business of any Person not already a Subsidiary or (b) more than 50% of the capital stock or other equity of any such Person, in each case under clause (a) or (b),any Acquisition for aggregate consideration in excess of $100,000,000. “Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations or financial condition of the Company and the Subsidiaries, taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement or the other Credit Documents or (c) the rights or remedies of the Administrative Agent or the Lenders under this Agreement or any other Credit Document. “Material Disposition” means the disposition (by asset sale, merger or otherwise) by the Company or any of its Subsidiaries of any assets or property, including capital stock or other equity of any Subsidiary, in each case for an aggregate consideration in excess of $100,000,000. “Material Indebtedness” means Indebtedness (other than the Loans and Letters of Credit) or obligations in respect of one or more Swap Agreements of any one or more of the Company and its Subsidiaries in an aggregate principal amount exceeding $100,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Company or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Company or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time. “Material Subsidiary” means a Subsidiary which (a) is a Subsidiary Borrower or (b) either (i) has 5% or more of the assets (valued at the greater of book or fair market value) of the Company and its Subsidiaries determined on a consolidated basis as of the fiscal quarter end next preceding the date of determination or (ii) is responsible for 5% or more of consolidated net sales of the

26 Company and its Subsidiaries for the four quarter period ending on the fiscal quarter end next preceding the date of determination. “Maturity Date” means June 30, 2026, subject to the extension thereof pursuant to Section 2.21, or any earlier date on which the Commitments are reduced to zero or otherwise terminated and/or the Obligations of the Company become due and payable pursuant to the terms hereof; provided, however, that the Maturity Date of any Lender that is a Non-Extending Lender relative to any requested extension pursuant to Section 2.21 shall be the Maturity Date in effect immediately prior to such extension for all purposes of this Agreement (including without limitation Section 2.10(a)). “Maximum Rate” has the meaning assigned to such term in Section 9.13. “Measurement Date” means the last day of each fiscal quarter of the Company. “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA. “Net Borrowed Debt” means (a) Borrowed Debt of the Company and its Subsidiaries, on a consolidated basis, calculated in accordance with GAAP minus (b) an amount (not less than zero) equal to (i) the amount of cash on the consolidated balance sheet of the Company minus (ii) $50,000,000; provided that, for purposes of determining Net Borrowed Debt at any time after the definitive agreement for any Material Acquisition shall have been executed, any Indebtedness that has been incurred for the purpose of financing the consideration payable upon the consummation of such Material Acquisition shall be disregarded until the earliest to occur of any of the following: (A) such Material Acquisition shall have been consummated, (B) such Indebtedness has been outstanding for more than 15 months or (C) the definitive agreement for such acquisition is terminated. “Non-Consenting Lender” means any Lender that does not approve any proposed consent, waiver, amendment or modification that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 9.02 and (b) has been approved by the Required Lenders. “Non-Extending Lender” has the meaning assigned to such term in Section 2.21(b). “Non-Global Lender” means each Person listed on Schedule 2.01 with a Commitment under column B of Schedule 2.01 but not under column A of Schedule 2.01, and includes any successor thereto and any Non-Global Lender who becomes a Lender pursuant to an Assignment and Assumption or any other agreement entered into hereunder by such Person pursuant to which such Person becomes a Lender. For the avoidance of doubt, it is agreed and acknowledged that no Non-Global Lender shall have any Commitment with respect to Revolving Loans or Letters of Credit which are denominated in a Foreign Currency or any participations in or reimbursements relating to any of the foregoing. “NYFRB” means the Federal Reserve Bank of New York. “NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org or any successor source. “NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds

27 transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than 0%, such rate shall be deemed to be 0% for purposes of this Agreement. “Obligations” means, individually and collectively: (a) the aggregate principal balance of, and all accrued and unpaid interest on, all Loans; and (b) all other indebtedness, liabilities, obligations, covenants and duties of the Borrowers owing to the Administrative Agent, each Swingline Lender, each Issuing Bank or any Lender of every kind, nature and description, under or in respect of this Agreement or any other Credit Document, including, without limitation, the fees and indemnification obligations, whether direct or indirect, absolute or contingent, due or not due, now existing or hereafter arising, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any promissory note. Without limiting the foregoing, the Obligations include the obligation to pay or reimburse, as applicable, principal, interest, Letter of Credit commissions, charges, expenses, fees, indemnities and other amounts payable by the Borrowers under any Credit Document. “Other Benchmark Rate Election” means, with respect to any Loan denominated in Dollars, if the then-current Benchmark is the LIBO Rate, the occurrence of: (a) a request by the Company to the Administrative Agent to notify each of the other parties hereto that, at the determination of the Company, Dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed), in lieu of a LIBOR-based rate, a term benchmark rate as a benchmark rate, and (b) the Administrative Agent, in its sole discretion, and the Company jointly elect to trigger a fallback from the LIBO Rate and the provision, as applicable, by the Administrative Agent of written notice of such election to the Company and the Lenders. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Credit Document, or sold or assigned an interest in any Loan or Credit Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Credit Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19). “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar borrowingseurodollar transactions denominated in Dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate. “Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the NYFRB Rate and (b) with respect to any amount denominated in a Foreign Currency, an overnight rate determined by the Administrative Agent or the Issuing Bank, as the case may be, in accordance with banking industry rules on interbank compensation.

28 “Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary. “Participant” has the meaning assigned to such term in Section 9.04(c). “Participant Register” has the meaning assigned to such term in Section 9.04(c). “Participating Member State” means, at any time, any member state of the European Union that has the Euro at such time as its lawful currency in accordance with the legislation of the European Union relating to the Economic and Monetary Union. “Patriot Act” has the meaning assigned to such term in Section 9.15. “Payment” has the meaning assigned to such term in Section 8.06(c). “Payment Notice” has the meaning assigned to such term in Section 8.06(c). “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions. “Permitted Commodity Repurchase Agreement Indebtedness” means, at any time, any obligations of the Company or any of its Subsidiaries outstanding under a Commodity Repurchase Agreement that on any date of determination would be characterized as principal if such Commodity Repurchase Agreement were structured as a secured lending transaction. “Permitted Encumbrances” means: (a) Liens imposed by law for Taxes that are not yet delinquent or are being contested in compliance with Section 5.04; (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 90 days or are being contested in compliance with Section 5.04; (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations; (d) deposits to secure the performance of bids, trade contracts, leases, statutory and regulatory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (e) judgment liens in respect of judgments that do not constitute an Event of Default under Section 7.01(k); (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or materially interfere with the ordinary conduct of business of the Company or any Subsidiary;

29 (g) customary Liens arising in the ordinary course of business solely on deposits, advances and contractual payments, including implementation allowances or escrows to or with landlords, customers or clients or in connection with insurance arrangements; (h) bankers’ liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with depository institutions and securities accounts and other financial assets maintained with securities intermediaries, in each case, incurred in the ordinary course of business; (i) Liens representing any interest or title of a licensor, lessor or sublicensor or sublessor, or a licensee, lessee or sublicensee or sublessee, in the property subject to any lease (other than Capital Lease Obligations), license or sublicense or concession agreement permitted by this Agreement; (j) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business; (k) Liens that are contractual rights of setoff; (l) Liens arising out of consignment or similar arrangements for the sale of goods entered into by the Company or any Subsidiary in the ordinary course of business; (m) in connection with the sale or transfer of any Equity Interests or other assets in a transaction permitted under Section 6.03, customary rights and restrictions contained in agreements relating to such sale or transfer pending the completion thereof, in each case, solely to the extent such rights and restrictions apply solely to the assets or Equity Interests subject to such sale or transfer; (n) in the case of (i) any Subsidiary that is not a Wholly Owned Subsidiary or (ii) the Equity Interests in any Person that is not a Subsidiary, any encumbrance or restriction, including any put and call arrangements, related to Equity Interests in such Subsidiary or such other Person set forth in the organizational documents of such Subsidiary or such other Person or any related joint venture, shareholders’ or similar agreement; (o) Liens solely on any cash earnest money deposits, escrow arrangements or similar arrangements made by the Company or any Subsidiary in connection with any letter of intent or purchase agreement for an acquisitionAcquisition or other transaction permitted hereunder; and (p) (i) deposits made in the ordinary course of business to secure obligations to insurance carriers providing casualty, liability or other insurance to the Company and the Subsidiaries and (ii) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto; provided that the term “Permitted Encumbrances” shall not include any Lien securing Borrowed Debt. “Permitted Receivable Sales Transaction” means any receivables sale transaction in which the Company or any Subsidiary agrees to sell certain accounts receivable of the Company or such Subsidiary to a counterparty pursuant to an accelerated payment program established by a customer of the Company or such Subsidiary in the ordinary course of business pursuant to the terms of such accelerated payment program in order to secure early payment and to improve working capital.

30 “Permitted Receivable Sales Transaction Indebtedness” means at any time any portion of obligations outstanding under a Permitted Receivable Sales Transaction which, pursuant to GAAP, are characterized as indebtedness. “Permitted Securitization” means any receivables financing program or programs providing for the sale of accounts receivable and related rights by the Company or its Subsidiaries (other than a Permitted Receivables Sales Transaction) to an SPC for cash and/or other customary consideration for fair value in transactions intending to be sales, which SPC shall finance the purchase of such assets by the sale, transfer, conveyance, lien or pledge of such assets to one or more limited purpose financing companies, special purpose entities and/or other financial institutions, in each case pursuant to documentation reasonably determined by the Company to be customary and on market terms for financing programs at the time such documentation is entered into, provided that the aggregate outstanding amount of all Receivables Transaction Attributed Indebtedness associated with all such programs, together with the aggregate outstanding amount of Permitted Commodity Repurchase Agreement Indebtedness, shall at no time aggregate in excess of $275,000,000. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Company or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time. “Platform” means Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system chosen by the Administrative Agent to be its electronic transmission system. “Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective. “Proceeding” means any claim, litigation, investigation, action, suit, arbitration or administrative, judicial or regulatory action or proceeding in any jurisdiction. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Recipient” means, as applicable, (a) the Administrative Agent, (b) any Lender and (c) the Issuing Bank. “Receivables Transaction Attributed Indebtedness” means the amount of obligations outstanding under any Permitted Securitization that on any date of determination would be characterized as principal if such Permitted Securitization were structured as a secured lending transaction rather than as a purchase.

"Reference Time" with respect to any setting of the then-current Benchmark, means (~~a~~1) if such Benchmark is ~~LIBO Rate, 11:00 a.m. London time~~the Term SOFR Rate, 5:00 a.m. (Chicago time), on the day that is two ~~London banking days~~U.S. Government Securities Business Days preceding the date of such setting, (~~b~~2) if such Benchmark is the EURIBOR Rate, 11:00 a.m. (Brussels time), two TARGET Days preceding the date of such setting, (~~c~~3) if such Benchmark is the CDOR Rate, 10:15 a.m. (Toronto, Ontario time), on the date of such setting, (4) if the RFR for such Benchmark is SONIA, then ~~4~~four RFR Business Days prior to such setting, (5) if the RFR for such Benchmark is Daily Simple SOFR, then four U.S. Government Securities Business Days prior to such setting, or (~~d~~6) if such Benchmark is none of the ~~LIBO~~Term SOFR Rate, the EURIBOR Rate~~ or~~, the CDOR Rate, SONIA or Daily Simple SOFR, the time determined by the Administrative Agent in its reasonable discretion.

"Reference Year" has the meaning assigned to such term in the definition of Sustainability Adjustment.

"Register" has the meaning assigned to such term in Section 9.04.

"Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

"Relevant Governmental Body" means (i) with respect to a Benchmark Replacement in respect of Loans denominated in Dollars, the Board and/or the NYFRB, or a committee officially endorsed or convened by the Board and/or the NYFRB or, in each case, any successor thereto, (ii) with respect to a Benchmark Replacement in respect of Loans denominated in Sterling, the Bank of England, or a committee officially endorsed or convened by the Bank of England or, in each case, any successor thereto, (iii) with respect to a Benchmark Replacement in respect of Loans denominated in Euros, the European Central Bank, or a committee officially endorsed or convened by the European Central Bank or, in each case, any successor thereto, and (iv) with respect to a Benchmark Replacement in respect of Loans denominated in any other currency, (a) the central bank for the currency in which such Benchmark Replacement is denominated or any central bank or other supervisor which is responsible for supervising either (1) such Benchmark Replacement or (2) the administrator of such Benchmark Replacement or (b) any working group or committee officially endorsed or convened by (1) the central bank for the currency in which such Benchmark Replacement is denominated, (2) any central bank or other supervisor that is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement, (3) a group of those central banks or other supervisors or (4) the Financial Stability Board or any part thereof.

"Relevant Rate" means (~~a~~i) with respect to any ~~Eurocurrency~~Term Benchmark Borrowing denominated in Dollars, the ~~LIBO Rate, (b~~Adjusted Term SOFR Rate, (ii) with respect to any ~~Eurocurrency~~Term Benchmark Borrowing denominated in Euros, the Adjusted EURIBOR Rate, ~~and~~ (~~c~~iii) with respect to any Term Benchmark Borrowing denominated in ~~Sterling~~Canadian Dollars, the Adjusted CDOR Rate or (iv) with respect to any RFR Borrowing, the applicable Adjusted Daily Simple RFR, as applicable.

"Relevant Screen Rate" means (i) with respect to any ~~Eurocurrency~~Term Benchmark Borrowing denominated in Dollars, the ~~LIBO Screen Rate or~~Term SOFR Reference Rate, (ii) with respect to any ~~Eurocurrency~~Term Benchmark Borrowing denominated in Euros, the EURIBOR Screen

31

32 Rate or (iii) with respect to any Term Benchmark Borrowing denominated in Canadian Dollars, the CDOR Screen Rate, as applicable. “Required Lenders” means, subject to Section 2.20, (a) at any time prior to the earlier of the Loans becoming due and payable pursuant to Section 7.01 or the Commitments terminating or expiring, Lenders having Revolving Credit Exposures and Unfunded Commitments representing more than 50% of the sum of the total Revolving Credit Exposures and Unfunded Commitments at such time, provided that, solely for purposes of declaring the Loans to be due and payable pursuant to Section 7.01, the Unfunded Commitment of each Lender shall be deemed to be zero; and (b) for all purposes after the Loans become due and payable pursuant to Section 7.01 or the Commitments expire or terminate, Lenders having Revolving Credit Exposures representing more than 50% of the total Revolving Credit Exposure at such time; provided that, in the case of clauses (a) and (b) above, (x) the Revolving Credit Exposure of any Lender that is a Swingline Lender shall be deemed to exclude any amount of its Swingline Exposure in excess of its Applicable Percentage of all outstanding Swingline Loans, adjusted to give effect to any reallocation under Section 2.20 of the Swingline Exposures of Defaulting Lenders in effect at such time, and the Unfunded Commitment of such Lender shall be determined on the basis of its Revolving Credit Exposure excluding such excess amount and (y) for the purpose of determining the Required Lenders needed for any waiver, amendment, modification or consent of or under this Agreement or any other Credit Document, any Lender that is thea Borrower or an Affiliate of thea Borrower shall be disregarded. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Reuters” means, as applicable, Thomson Reuters Corp., Refinitiv, or any successor thereto. “Revaluation Date” shall meanmeans (a) with respect to any Loan denominated in any Foreign Currency, each of the following: (i) the date of the Borrowing of such Loan and (ii) (A) with respect to any Term Benchmark Loan, each date of a conversion into or continuation of such Loan pursuant to the terms of this Agreement and (B) with respect to any RFR Loan, each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan (or, if there is no such numerically corresponding day in such month, then the last day of such month); (b) with respect to any Letter of Credit denominated in a Foreign Currency, each of the following: (i) the date on which such Letter of Credit is issued, (ii) the first Business Day of each calendar month and (iii) the date of any amendment of such Letter of Credit that has the effect of increasing the face amount thereof; and (c) any additional date as the Administrative Agent or the applicable Issuing Bank, as applicable, may determine at any time when an Event of Default has occurred and is continuing. “Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of the Dollar Equivalent of the outstanding principal amount of such Lender’s Revolving Loans and its LC Exposure and Swingline Exposure at such time. “Revolving Loan” means a Loan made pursuant to Section 2.01. “RFR” means, for any RFR Loan denominated in (a) Sterling, SONIA. All RFR Loans shall be denominated in Sterling and (b) Dollars, Daily Simple SOFR.

33 “RFR Borrowing” means, as to any Borrowing, the RFR Loans comprising such Borrowing. “RFR Business Day” means, for any Loan denominated in (a) Sterling, any day except for (ai) a Saturday, (bii) a Sunday or (ciii) a day on which banks are closed for general business in London and (b) Dollars, a U.S. Government Securities Business Day. “RFR Interest Day” has the meaning assigned to such term in the definition of “Daily Simple RFR.” “RFR Loan” means a Loan that bears interest at a rate based on Adjusted Daily Simple RFR. “Sale and Leaseback Transaction” means any sale or other transfer of property by any Person with the intent to lease such property as lessee. “Sanctioned Country” means, at any time, a country, region or territory which is itself, or whose government is, the subject or target of any Sanctions (at the date of this Agreement,as of the Amendment No. 1 Effective Date, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea Region of Ukraine, Cuba, Iran, North Korea, and Syria). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the European Union, any European Union member state or HerHis Majesty’s Treasury of the United Kingdom, (b) any Person organized or ordinarily resident in a Sanctioned Country,(c) any Person 50% or more owned or controlled by any such Person or Persons described in the foregoing clause (a) or (b), or (d) any Person otherwise the subject of any Sanctions. “Sanctions” means economic or financial sanctions or trade embargoes enacted, imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or HerHis Majesty’s Treasury of the United Kingdom. “SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day publishedas administered by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day. “SOFR Administrator” means the NYFRB (or any successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the NYFRB’s Website, at the date of this Agreement at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”. “SONIA” means, with respect to any Business Day, a rate per annum equal to the Sterling Overnight Index Average for such Business Day published by the SONIA Administrator on the SONIA Administrator’s Website on the immediately succeeding Business Day .

34 “SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average). “SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time. “SPC” means a special purpose, bankruptcy-remote Person formed for the sole and exclusive purpose of engaging in activities in connection with the purchase, sale and financing of accounts receivable and related rights and assets in connection with and pursuant to a Permitted Securitization and reasonably related corporate maintenance and similar activities. “Specified Farm Credit Loan” means any Incremental Term Loans advanced by Farm Credit Lenders in an aggregate principal amount not to exceed $350,000,000 during the term of this Agreement. “Specified Liabilities” means any losses, claims (including intraparty claims), demands, damages or liabilities of any kind. “Specified Party” means the Administrative Agent or any Lender. “Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBOCDOR Rate or the Adjusted EURIBOR Rate, as applicable, for eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D of the Board) or any other reserve ratio or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Loans. Such reserve percentage shall include those imposed pursuant to such Regulation D. Eurocurrency LoansTerm Benchmark Loans for which the associated Benchmark is adjusted by reference to the Statutory Reserve Rate (per the related definition of such Benchmark) shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. “Sterling” or “£” means the lawful currency of the United Kingdom of Great Britain and Northern Ireland. “subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock or other Equity Interests having ordinary voting power to elect a majority of the board of directors, board of managers or persons performing similar functions of such entity (irrespective of whether at the time capital stock or other Equity Interests of any other class or classes of such entity shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture or limited liability company or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by the parent, by the parent and one or more of its other subsidiaries or by one or more of the parent’s other subsidiaries.

35 “Subsidiary” means any subsidiary of the Company. “Subsidiary Borrower” means any Wholly-Owned Subsidiary designated as such by the Company pursuant to Section 2.22 and that has not ceased to be a Subsidiary Borrower as provided in such Section. “Sustainability Adjustment” means, for any Sustainability Adjustment Period (beginning with the Sustainability Adjustment Period commencing in the fiscal year ending December 31, 2022, by reference to the Sustainability Metric reported in the ESG Compliance Certificate delivered by the Company for the fiscal year ending December 31, 2021), determined by reference to the Sustainability Metric reported in the ESG Compliance Certificate delivered by the Company pursuant to Section 5.01(e) for the immediately preceding fiscal year (a “Reference Year”), (a) if the Sustainability Metric for such Reference Year was less than or equal to the Sustainability Metric Target for such Reference Year, a 0.025% per annum reduction in the Applicable Rates for interest on Loans and fees on Letters of Credit (but not the Commitment Fee Rate) set forth on Schedule 1.01 and (b) if the Sustainability Metric for such Reference Year was greater than the Sustainability Metric Target for such Reference Year, a 0.025% per annum increase in the Applicable Rates for interest on Loans and fees on Letters of Credit (but not the Commitment Fee Rate) set forth on Schedule 1.01; provided that, notwithstanding the foregoing, if for any fiscal year the Administrative Agent shall not have received an ESG Compliance Certificate or the applicable ESG Annual Report or ESG Third Party Verification for the applicable Reference Year by the date required under Section 5.01(e), the Sustainability Adjustment for the applicable Sustainability Adjustment Period commencing during such fiscal year shall be deemed to be the rate per annum described in the foregoing clause (b) unless and until such time as the Administrative Agent shall have received the ESG Compliance Certificate and the applicable attachments thereto (and, commencing on the fifth Business Day following such receipt by the Administrative Agent, the Sustainability Adjustment for such Sustainability Adjustment Period shall be the rate per annum determined in accordance with the foregoing clauses (a) and (b)). For the avoidance of doubt, until the delivery of the ESG Compliance Certificate delivered in respect of the Reference Year ending December 31, 2021 pursuant to Section 5.01(e), the Sustainability Adjustment shall be zero and there shall be no Sustainability Adjustment to the Applicable Rates set forth on Schedule 1.01. If, as a result of (A) any restatement or reissuance or other modification of any ESG Third Party Verification which impacts the Sustainability Metric in any material respect for any Sustainability Adjustment Period, (B) the agreement by the Company and the Lenders that the Sustainability Metric as calculated by the Company at the time of delivery of the ESG Compliance Certificate for any Sustainability Adjustment Period was inaccurate in any material respect or (C) the Company or the Lenders becoming aware of any material inaccuracy in the Sustainability Metric for any Sustainability Adjustment Period, and in each case, a proper calculation of the Sustainability Metric would have resulted in specified Applicable Rates for such Sustainability Adjustment Period greater than the specified Applicable Rates actually in effect for such Sustainability Adjustment Period, then, in each case, the Company (x) shall promptly provide written notice to the Administrative Agent of such fact, (y) shall immediately and retroactively be obligated to pay to the Administrative Agent, for the account of the applicable Lenders or Issuing Banks, as the case may be, promptly on demand (but in any event within ten Business Days) by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Company under the Bankruptcy Code, automatically and without further action by the Administrative Agent, any Lender or any Issuing Bank), an amount equal to the excess of the amount of interest and fees that should have been paid during such Sustainability Adjustment Period over the amount of interest and fees actually paid during such Sustainability Adjustment Period, and (z) if requested by the Administrative Agent, shall advise the Administrative Agent of the correct Sustainability Metric and/or provide a correction to the information provided, including, without limitation, the delivery of a replacement ESG Compliance

36 Certificate calculating such correct Sustainability Metric, which revised ESG Compliance Certificate, subject to the preceding sub-clause (y), shall apply on the fifth Business Day following the date of delivery of such revised ESG Compliance Certificate through the end of such Sustainability Adjustment Period. Further, it is understood and agreed that any inaccurate ESG Compliance Certificate (and any consequences thereof described in this paragraph) shall not constitute a Default or Event of Default; provided, that, the Company complies with the terms of this paragraph with respect to such inaccuracy. Notwithstanding anything to the contrary herein, unless such amounts shall be due upon the occurrence of an actual or deemed entry of an order for relief with respect to the Company under the Bankruptcy Code (or any comparable event under non-U.S. debtor relief laws), (i) any additional amounts required to be paid pursuant to this paragraph shall not be due and payable until the date that is ten Business Days after a written demand is made for such payment by the Administrative Agent in accordance with this paragraph, (ii) any nonpayment of such additional amounts prior to or upon the date that is ten Business Days after such written demand for payment by the Administrative Agent shall not constitute a Default (whether retroactively or otherwise) and (iii) none of such additional amounts shall be deemed overdue prior to such date that is ten Business Days after such written demand or shall accrue interest at the default rate prior to such date that is ten Business Days after such written demand. “Sustainability Adjustment Period” means, for any fiscal year of the Company, the period (a) commencing on the fifth Business Day following the earlier of (x) the actual date of delivery of the ESG Compliance Certificate for the applicable Reference Year pursuant to Section 5.01(e), and (y) the required date of delivery of the ESG Compliance Certificate for the applicable Reference Year as required by Section 5.01(e), and (b) ending (but not including) the fifth Business Day following the earlier of (x) the actual date of delivery of the ESG Compliance Certificate for the next succeeding Reference Year, and (y) the required date of delivery of the ESG Compliance Certificate for the next succeeding Reference Year as required by Section 5.01(e). For the avoidance of doubt, an ESG Compliance Certificate shall not be deemed to be delivered for purposes of this definition unless, and only at such time that, the ESG Annual Report for the applicable Reference Year is publicly available. “Sustainability Baseline” means, as of any determination date, the Sustainability Metric for the Sustainability Metric Base Year, as such amount shall be adjusted in a manner reasonably determined by the Company to reflect dispositions or acquisitions by the Company, on a consolidated basis, since the Sustainability Metric Base Rate Year, in accordance with Greenhouse Gas Protocol Corporate Reporting and Accounting Standard. The Sustainability Metric will reflect acquisitions in the first full fiscal year occurring after the date of such acquisition and any corresponding adjustment to the Sustainability Baseline in respect of such acquisition will be made in such first full fiscal year following the date of such acquisition. “Sustainability Metric” means, for any Reference Year, the difference of (a) the total Direct (Scope 1) & Energy Direct (Scope 2) Greenhouse Gas Emissions (“GHG Emissions”), measured in metric tons CO2 (carbon dioxide) equivalent (“Coe”), of the Company, on a consolidated basis, during such fiscal year (determined and calculated according to the Greenhouse Gas Protocol Corporate Reporting and Accounting Standard using the control approach for defining relevant emissions sources) minus (b) qualified emissions offsets (such as renewable energy certificates (RECs)) of the Company, on a consolidated basis during such Reference Year (including any such offsets in which the Company, on a consolidated basis, has an interest including as a result of purchasing environmental attributes of projects other than those owned directly by the Company, on a consolidated basis), in each case, as set forth in the ESG Annual Report and ESG Third Party Verification for such Reference Year. GHG Emissions will be quantified after the end of each Reference Year based on invoice data collected in the Company’s environment, health and safety (“EHS”) management system and reflected in the Company’s annual sustainability report that is publicly available as posted on the Company’s website at www.ingredion.com (the “ESG Annual Report”) for such Reference Year. Such determination and reporting in the ESG

37 2022 97% of the Sustainability Baseline 2020 2023 99% of the Sustainability Baseline 96% of the Sustainability Baseline Reference Year 2024 and thereafter 95% of the Sustainability Baseline 2021 “Sustainability Structuring Agent” means J.P. Morgan Securities LLC, in its capacity as Sustainability Structuring Agent here under. “Swap Agreement” means any interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements. “Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be the sum of (a) its Applicable Percentage of the aggregate principal amount of all Swingline Loans outstanding at such time (excluding, in the case of any Lender that is a Swingline Lender, Swingline Loans made by such Lender in its capacity as a Swingline Lender that are outstanding at such time to the extent that the other Lenders shall not have funded their participations in such Swingline Loans), adjusted to give effect to any reallocation pursuant to Section 2.20 of the Swingline Exposure of Defaulting Lenders in effect at such time, and (b) in the case of any Lender that is a Swingline Lender, the aggregate principal amount of all Swingline Loans made by such Lender as a Swingline Lender outstanding at such time, less the amount of participations funded by the other Lenders in such Swingline Loans). “Swingline Lender” means JPMorgan, in its capacity as lender of Swingline Loans hereunder. “Swingline Loan” means a Loan made pursuant to Section 2.05. “Syndication Agent” means Bank of America, N.A. and Citibank, N.A., each in its capacity as Syndication Agent hereunder. “TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007. Sustainability Metric Target 98% of the Sustainability Baseline Annual Report shall be verified by an independent third party in accordance with the Greenhouse Gas Protocol Corporate Reporting and Accounting Standard (the “ESG Third Party Verification”) and such final, verified reporting will be attached to and reported on the ESG Compliance Certificate as the Sustainability Metric for such Reference Year. “Sustainability Metric Base Year” means the fiscal year ended December 31, 2019. “Sustainability Metric Target” means, with respect to any Reference Year, an amount equal to the percentage of the Sustainability Baseline specified in the table below for such Reference Year:

38 “TARGET Day” means any day on which TARGET2 (or, if such payment system ceases to be operative, such other payment system, if any, determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro. “TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted Term SOFR Rate, the Adjusted EURIBOR Rate or the Adjusted CDOR Rate. “Term SOFR Notice” means a notification by the Administrative Agent to the Lenders and the Company of the occurrence of a Term SOFR Transition EventDetermination Day” has the meaning assigned to it under the definition of Term SOFR Reference Rate. “Term SOFR Transition Event” means the determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event or an Early Opt-in Election, as applicable (and, for the avoidance of doubt, not in the case of an Other Benchmark Rate Election), has previously occurred resulting in a Benchmark Replacement in accordance with Section 2.14 that is not Term SOFR. Rate” means, with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator. “Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term SOFR Administrator and identified by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 pm (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then, so long as such day is otherwise a U.S. Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such Term SOFR Determination Day. “Termination Letter” means a letter in substantially the form of Exhibit D hereto.

39 “Transactions” means the execution, delivery and performance by the Borrowers of this Agreement, any Designation Letters and any other Credit Documents, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder. “Type,” when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBOTerm SOFR Rate, the Adjusted CDOR Rate, the Adjusted EURIBOR Rate, the Alternate Base Rate, the Adjusted Daily Simple RFR, the Canadian Prime Rate or the Central Bank Rate for the applicable Agreed Currency. “UK Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unfunded Commitment” means, with respect to each Lender, the Commitment of such Lender less its Revolving Credit Exposure. “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.17(f)(ii)(B)(3). “Wholly-Owned Subsidiary” of a Person means (a) any subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (b) any partnership, limited liability company, association, joint venture or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled (other than in the case of Foreign Subsidiaries, director’s qualifying shares and/or other nominal amounts of shares required to be held by Persons other than the Company and its Subsidiaries under applicable law). “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel,

40 reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “EurocurrencyTerm Benchmark Loan” or an “RFR Loan”) or by Class and Type (e.g., a “EurocurrencyTerm Benchmark Revolving Loan” or an “RFR Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”) or by Type (e.g., a “EurocurrencyTerm Benchmark Borrowing” or an “RFR Borrowing”) or by Class and Type (e.g., a “EurocurrencyTerm Benchmark Revolving Borrowing” or an “RFR Revolving Borrowing”). SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law, rule or regulation herein shall, unless otherwise specified, refer to such law, rule or regulation as amended, modified or supplemented from time to time and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Company notifies the Administrative Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Company that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, (a) without giving effect to any election under Accounting Standards Codification 825 (previously referred to as Statement of Financial Accounting Standards 159) (or any other Accounting Standards Codification or update having a similar result or effect) to value any Indebtedness or other liabilities of the Company or any Subsidiary at “fair value,” as defined therein, (b) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or update having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described in such provision and (c) in a manner such

41 that any obligations relating to a lease that (i), in accordance with GAAP as in effect on the Effective Date, would be accounted for by the Company as an operating lease or (ii) was so accounted for on the Effective Date, whether or not amended such that it would be reassessed as a capital lease under the transition guidance in EITF Issue No. 01-8, “Determining Whether an Arrangement Contains a Lease,” shall, in either case, be accounted for as obligations relating to an operating lease and not as obligations relating to a capital lease (and shall not constitute Indebtedness or Borrowed Debt hereunder). Notwithstanding anything to the contrary contained in this Section or in the definition of “Capital Lease Obligations,” any change in accounting for leases pursuant to GAAP resulting from the adoption of Financial Accounting Standards Board Accounting Standards Update No. 2016-02, Leases (Topic 842) (“FAS 842”), to the extent such adoption would require treating any lease (or similar arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) would not have been required to be so treated under GAAP as in effect on December 31, 2015, any such lease (or similar arrangement) shall not be considered a capital lease, and all calculations (including with respect to assets and liabilities associated with such lease) and deliverables under this Agreement or any other Credit Document shall be made or delivered, as applicable, in accordance therewith. SECTION 1.05. Interest Rates; LIBORBenchmark Notification. The interest rate on a Loan denominated in Dollars or a Foreign Currency may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Regulators have signaled the need to use alternative benchmark reference rates for some of these interest rate benchmarks and, as a result, such interest rate benchmarks may cease to comply with applicable laws and regulations, may be permanently discontinued, and/or the basis on which they are calculated may change. The London interbank offered rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the Financial Conduct Authority (“FCA”) publicly announced that: immediately after December 31, 2021, publication of all seven Euro LIBOR settings, all seven Swiss Franc LIBOR settings, the spot next, 1-week, 2-month and 12-month Japanese Yen LIBOR settings, the overnight, 1-week, 2-month and 12-month British Pound Sterling LIBOR settings, and the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; immediately after December 31, 2021, the 1-month, 3-month and 6-month Japanese Yen LIBOR settings and the 1-month, 3-month and 6-month British Pound Sterling LIBOR settings will cease to be provided or, subject to consultation by the FCA, be provided on a changed methodology (or “synthetic”) basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored; and immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition, or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Each party to this agreement should consult its own advisors to stay informed of any such developments. Public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. Upon the occurrence of a Benchmark Transition Event, a Term SOFR Transition Event, an Early Opt-in Election or an Other Benchmark Rate Election, SectionsSection 2.14(b) and (c) provideprovides a mechanism for determining an alternative rate of interest. The Administrative Agent will promptly notify the Borrowers, pursuant to Section 2.14(e), of any change to the reference rate upon which the interest rate on Eurocurrency Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to the Daily Simple RFR, LIBOR or other rates in the definition of “LIBO Rate” (or “EURIBOR Rate,” as applicable)any interest rate used in this

42 Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to Sections 2.14(b) or (c), whether upon the occurrence of a Benchmark Transition Event, a Term SOFR Transition Event, an Early Opt-in Election or an Other Benchmark Rate Election, and (ii) the implementation of any Benchmark Replacement Conforming Changes pursuant to Section 2.14(d)), including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the Daily Simple RFR, the LIBO Rate (or the EURIBOR Rate, as applicable)existing interest rate being replaced or have the same volume or liquidity as did the London interbank offered rate (or the euro interbank offered rate, as applicable)any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its Affiliates and/or other related entities may engage in transactions that affect the calculation of any Daily Simple RFR, interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any RFR, Daily Simple RFR or the Term Benchmark Rateinterest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. SECTION 1.06. Exchange Rates; Foreign Currency Calculations and Currency Equivalents. (a) The Administrative Agent or the Issuing Bank, as applicable, shall determine the Dollar Equivalent amounts of Borrowings or Letter of Credit extensions denominated in Foreign Currencies on each Revaluation Date. Each Dollar Equivalent shall become effective as of such Revaluation Date and shall be the Dollar Equivalent of such amounts until the next Revaluation Date to occur. Except for purposes of financial statements delivered by the Company hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any Agreed Currency (other than Dollars) for purposes of the Credit Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the Issuing Bank, as applicable. (b) Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of a EurocurrencyTerm Benchmark Loan or an RFR Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing, Loan or Letter of Credit is denominated in a Foreign Currency, such amount shall be the Dollar Equivalent of such amount (rounded to the nearest unit of such Foreign Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the Issuing Bank, as the case may be. (c) For purposes of (i) determining the amount of Indebtedness incurred, outstanding or proposed to be incurred or outstanding under Section 6.01 (but excluding, for the avoidance of doubt, any calculation of Consolidated Net Assets), (ii) determining the amount of obligations secured by Liens incurred, outstanding or proposed to be incurred or outstanding under Section 6.02 or (iii) determining the amount of Material Indebtedness or judgments outstanding under clause (f), (g) or (k) of Section 7.01, all amounts incurred, outstanding or proposed to be incurred or outstanding in currencies other than Dollars shall be translated into Dollars at the Exchange Rate;

43 provided that no Default shall arise as a result of any limitation set forth in Dollars in Section 6.01 or 6.02 being exceeded solely as a result of changes in Exchange Rates from those rates applicable at the time or times Indebtedness or Liens were initially incurred or acquired in reliance on the exceptions under such Sections. Such Exchange Rates shall be determined in good faith by the Company. SECTION 1.07. Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit available to be drawn at such time; provided that with respect to any Letter of Credit that, by its terms or the terms of any Letter of Credit agreement related thereto, provides for one or more automatic increases in the available amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum amount is available to be drawn at such time. SECTION 1.08. Divisions. For all purposes under the Credit Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time. ARTICLE II The Credits SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Revolving Loans denominated in Dollars or, in the case of the Global Lenders, in Foreign Currencies to the Borrowers from time to time during the Availability Period in an aggregate principal amount that will not result in (a) the Dollar Equivalent of such Lender’s Revolving Credit Exposure exceeding such Lender’s Commitment, (b) the sum of the Dollar Equivalent of the total Revolving Credit Exposures exceeding the total Commitments, (c) the sum of the Dollar Equivalent of the total Revolving Credit Exposures with respect to Loans and Letters of Credit denominated in Foreign Currencies exceeding the total Commitments of all Global Lenders, or (d) the Dollar Equivalent of the aggregate outstanding principal amount of all Revolving Credit Exposure of all Lenders relative to all Subsidiary Borrowers exceeding $500,000,000. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Loans. SECTION 2.02. Loans and Borrowings. (a) Each Revolving Loan shall be made as part of a Borrowing consisting of Revolving Loans of the same Type and Agreed Currency made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required hereby. (b) Subject to Section 2.14, (i) each Revolving Borrowing denominated in Dollars shall be comprised entirely of ABR Loans or EurocurrencyTerm Benchmark Loans and (ii) each Revolving Borrowing denominated in a Foreign Currency shall be comprised entirely of EurocurrencyTerm Benchmark Loans or RFR Loans, as applicable, of the same Agreed Currency, in each case, as the Borrowers may request in accordance herewith. Each Swingline Loan shall be an ABR Loan. Each Lender at its option may make any Eurocurrency Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the

44 obligation of the Applicable Borrower to repay such Loan in accordance with the terms of this Agreement. (c) At the commencement of each Interest Period for any EurocurrencyTerm Benchmark Revolving Borrowing and/or payment period for each RFR Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000 (or if such Borrowing is (i) in Canadian Dollars, an integral multiple of Cdn$1,000,000 and not less than Cdn$5,000,000, (ii) in Sterling, an integral multiple of £500,000 and not less than £3,000,000, (iii) in Euros, an integral multiple of €750,000 and not less than €4,000,000 and (iv) in any other Foreign Currency, an integral multiple of 1,000,000 units and not less than 5,000,000 units, respectively, of such Foreign Currency). At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $1,000,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e). Each Swingline Loan shall be in an amount that is an integral multiple of $500,000 and not less than $1,000,000; provided that a Swingline Loan may be in an aggregate amount that is equal to the entire unused balance of the total Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e); provided, further, that notwithstanding the foregoing, in no event shall the aggregate principal amount of outstanding Swingline Loans exceed $25,000,000. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of twelve EurocurrencyTerm Benchmark Revolving Borrowings or RFR Borrowings outstanding. Notwithstanding the foregoing, Loans which are not denominated in Dollars, Canadian Dollars, Sterling or Euro may be made in amounts and increments in the applicable Foreign Currency satisfactory to the Administrative Agent. (d) Notwithstanding any other provision of this Agreement, the Company shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date. (e) Notwithstanding any other provision of this Agreement, each Lender at its option may make any Loan by causing any domestic or foreign office, branch or Affiliate of such Lender that has been designated by such Lender to the Administrative Agent and the Company (an “Applicable Lending Installation”) to make such Loan (so long as such designation does not result in any increased costs to the Company or any other Borrower pursuant to Sections 2.14, 2.15 and 2.17 that would not have otherwise been applicable with respect to such Lender or any such increased costs are waived by such Lender). All terms of this Agreement shall apply to any such Applicable Lending Installation of such Lender and the Loans and any Notes issued hereunder shall be deemed held by each Lender for the benefit of any such Applicable Lending Installation. Each Lender may, by written notice to the Administrative Agent and the Company, designate replacement or additional Applicable Lending Installations through which Loans will be made by it and for whose account Loan payments are to be made. The making of any Loan by a foreign Applicable Lending Installation or the replacement or addition of any foreign Applicable Lending Installation with respect to an existing Loan shall be treated as an assignment (other than pursuant to Section 2.19(b)) to a Foreign Lender for purposes of the definition of Excluded Taxes and Section 2.17. (f) Notwithstanding anything in this Section 2.02 to the contrary, it is agreed and acknowledged that no Non-Global Lender shall have any Commitment or be required to participate in any Revolving Loan made in a Foreign Currency. SECTION 2.03. Requests for Revolving Borrowings. To request a Revolving Borrowing, the Applicable Borrower, or the Company on behalf of the Applicable Borrower, shall notify

45 the Administrative Agent of such request by submitting a written Borrowing Request (a) in the case of a Eurocurrency BorrowingTerm Benchmark Borrowing in Dollars, not later than 1:00 p.m., New York City time, three U.S. Government Securities Business Days before the date of the proposed Borrowing, (b) in the case of a Term Benchmark Borrowing denominated in Euros or Canadian Dollars, not later than 1:00 p.m., Local Time, three Business Days before the date of the proposed Borrowing, (bc) in the case of an RFR Borrowing denominated in Sterling, not later than 11:00 a.m., New York City time, five RFR Business Days before the date of the proposed Borrowing, or (cd) in the case of an ABR Borrowing, not later than 12:00 noon, Local Time, on the date of the proposed Borrowing; provided that any such notice of an ABR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e) may be given not later than 10:00 a.m., Local Time, on the date of the proposed Borrowing. Each such Borrowing Request shall be irrevocable and signed by the Applicable Borrower, or by the Company on behalf of the Applicable Borrower. Each such Borrowing Request shall specify the following information in compliance with Section 2.02: (i) the identity of the Applicable Borrower; (ii) the aggregate amount of the requested Borrowing; (iii) the currency (which may be Dollars or a Foreign Currency) in which such Borrowing is to be denominated; (iv) the date of such Borrowing, which shall be a Business Day; (v) whether such Borrowing is to be an ABR Borrowing, a EurocurrencyTerm Benchmark Borrowing or an RFR Borrowing; (vi) in the case of a EurocurrencyTerm Benchmark Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and (vii) the location and number of the Applicable Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.07. If no election as to the currency of a Borrowing is specified, then the requested Borrowing shall be made in Dollars. If no election as to the Type of such Revolving Borrowing is specified, then the requested Revolving Borrowing shall be an ABR Borrowing made in Dollars, unless such Revolving Borrowing is denominated in a Foreign Currency, in which case such Revolving Borrowing shall be a EurocurrencyTerm Benchmark Borrowing or RFR Borrowing, as applicable. If no Interest Period is specified with respect to any requested EurocurrencyTerm Benchmark Revolving Borrowing, then the Applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. Notwithstanding the foregoing, in no event shall a Borrower be permitted to request an RFR Loan denominated in Dollars, a Canadian Prime Rate Loan or a CBR Loan (it being understood and agreed that the Canadian Prime Rate and a Central Bank Ratesuch Types of Loans shall only apply to the extent provided in Sections 2.08(e), 2.14(a) and 2.14(gf)). Notwithstanding the foregoing or anything else in this Agreement to the contrary, all requests for a Revolving Loan denominated in a Foreign Currency (or for EurocurrencyTerm Benchmark Loans denominated in Dollars and funded through JPMEL), all interest elections pursuant to Section 2.08(b) with respect to such Loans and all notices of prepayment of such Loans pursuant to Section 2.11(b) shall

46 be in writing and sent to JPMEL (or as otherwise directed by the Administrative Agent) with a copy to the Administrative Agent. SECTION 2.04. [Intentionally Omitted] SECTION 2.05. Swingline Loans. (a) Subject to the terms and conditions set forth herein, the Swingline Lender may, in its sole discretion, make Dollar-denominated Swingline Loans to the Company from time to time during the Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $25,000,000, (ii) the sum of the Dollar Equivalent of the total Revolving Credit Exposures exceeding the total Commitments or (iii) the Dollar Equivalent of any Lender’s Revolving Credit Exposure exceeding its Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Company may borrow, prepay and reborrow Swingline Loans. (b) To request a Swingline Loan, the Company shall notify the Administrative Agent of such request in writing, not later than 2:00 p.m., Local Time, on the day of a proposed Swingline Loan. Each such notice shall be in a form approved by the Administrative Agent, shall be irrevocable and shall specify (i) the requested date (which shall be a Business Day) and (ii) the amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Company. Each Swingline Loan shall be an ABR Loan. If the Swingline Lender agrees, in its sole discretion, to fund the requested Swingline Loan, the Swingline Lender shall make each Swingline Loan available to the Company by means of a credit to the general deposit account of the Company with the Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e), by remittance to the Issuing Bank) by 3:00 p.m., Local Time, on the requested date of such Swingline Loan. (c) The Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 a.m., Local Time, on any Business Day require the Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Lenders will participate, and such amount of Swingline Loans shall bear interest at the Alternate Base Rate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Lender, specifying in such notice such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Lenders. The Administrative Agent shall notify the Company of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Company (or other party on behalf of the Company) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to this paragraph and to the Swingline

47 Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Company for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Company of any default in the payment thereof. (d) The Swingline Lender may be replaced at any time by written agreement among the Company, the Administrative Agent, the replaced Swingline Lender and the successor Swingline Lender. The Administrative Agent shall notify the Lenders of any such replacement of the Swingline Lender. At the time any such replacement shall become effective, the Company shall pay all unpaid interest accrued for the account of the replaced Swingline Lender pursuant to Section 2.13(a). From and after the effective date of any such replacement, (x) the successor Swingline Lender shall have all the rights and obligations of the replaced Swingline Lender under this Agreement with respect to Swingline Loans made thereafter and (y) references herein to the term “Swingline Lender” shall be deemed to refer to such successor or to any previous Swingline Lender, or to such successor and all previous Swingline Lenders, as the context shall require. After the replacement of the Swingline Lender hereunder, the replaced Swingline Lender shall remain a party hereto and shall continue to have all the rights and obligations of a Swingline Lender under this Agreement with respect to Swingline Loans made by it prior to its replacement, but shall not be required to make additional Swingline Loans. (e) Subject to the appointment and acceptance of a successor Swingline Lender, the Swingline Lender may resign as Swingline Lender at any time upon 30 days’ prior written notice to the Administrative Agent, the Company and the Lenders, in which case, the Swingline Lender shall be replaced in accordance with Section 2.05(d). SECTION 2.06. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Company may request the issuance of, and the Issuing Bank in its sole discretion may agree to issue, Letters of Credit denominated in Dollars or Foreign Currencies for its own account or for any Subsidiary, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Company to, or entered into by the Company with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. Notwithstanding anything herein to the contrary, the Issuing Bank shall have no obligation hereunder to issue, and shall not issue, any Letter of Credit the proceeds of which would be made available to any Person (i) to fund any activity or business of or with any Sanctioned Person, or in any Sanctioned Country or (ii) in any manner that would result in a violation of any Sanctions by any party to this Agreement. (b) Notice of Issuance, Amendment, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment or extension of an outstanding Letter of Credit), the Company shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment or extension, in the case of Letters of Credit denominated in a Foreign Currency such notice being at least three Business Days in advance) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended or extended, and specifying the date of issuance, amendment or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof, the currency in which the Company proposes such Letter of Credit to be denominated and such other information as shall be necessary to prepare, amend or extend such Letter of Credit. If requested by the

48 Issuing Bank, the Company also shall have entered into a continuing agreement (or other letter of credit agreement) for the issuance of letters of credit and/or shall submit a letter of credit application, in each case, as required by the Issuing Bank and using the Issuing Bank’s standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended or extended only (i) if the Issuing Bank agrees to such issuance in its sole discretion and (ii) if (and upon issuance, amendment or extension of each Letter of Credit the Company shall be deemed to represent and warrant that) after giving effect to such issuance, amendment or extension (A) the Dollar Equivalent of LC Exposure shall not exceed $50,000,000, (B) the Dollar Equivalent of the sum of the total Revolving Credit Exposures shall not exceed the total Commitments, (C) the Dollar Equivalent of the Revolving Credit Exposure of each Lender shall not exceed its respective Commitment, (D) the Dollar Equivalent of the sum of the total Revolving Credit Exposures with respect to Loans and Letters of Credit denominated in Foreign Currencies shall not exceed the total Commitments of all Global Lenders, and (E) the Dollar Equivalent of the aggregate outstanding principal amount of all Revolving Credit Exposure of all Lenders relative to all Subsidiary Borrowers shall not exceed $500,000,000. Upon the effectiveness of this Agreement, each Existing Letter of Credit shall, without any further action by any party, be deemed to have been issued as a Letter of Credit hereunder on the date of such effectiveness and shall for all purposes hereof be treated as a Letter of Credit under this Agreement. An Issuing Bank shall not be under any obligation to issue any Letter of Credit if (x) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or request that such Issuing Bank refrain from issuing such Letter of Credit, or any law applicable to such Issuing Bank shall prohibit, the issuance of letters of credit generally or such Letter of Credit in particular, or any such order, judgment or decree, or law shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital or liquidity requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense that was not applicable on the Effective Date and that such Issuing Bank in good faith deems material to it, or (y) the issuance of such Letter of Credit would violate one or more policies of such Issuing Bank applicable to letters of credit generally. (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any extension thereof, one year after such extension) and (ii) the date that is five Business Days prior to the Maturity Date; provided that a Letter of Credit may have an expiration date that is up to one year after the date referred to in clause (ii) above (but not after the date referred to in clause (i) above) but in such instance, not later than five Business Days prior to the Maturity Date, the Company shall cash collateralize such Letter of Credit in accordance with Section 2.06(j) or provide a back-up letter of credit satisfactory to the Issuing Bank; provided, further, that, subject to satisfaction of conditions applicable to the extension of Letters of Credit herein, any Letter of Credit with a one-year tenor may provide for the automatic extension thereof for additional one-year periods. (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender’s Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Company on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Company for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and

49 shall not be affected by any circumstance whatsoever, including any amendment or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. For the avoidance of doubt and notwithstanding the foregoing, no Non-Global Lender shall be required to acquire a participation in or to reimburse any LC Disbursement in respect of any Letter of Credit denominated in a Foreign Currency. (e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Company shall reimburse such LC Disbursement by paying to the Administrative Agent an amount in the currency of such LC Disbursement equal to such LC Disbursement (or, at the election of the applicable Issuing Bank, in Dollars in the Dollar Equivalent of the applicable LC Disbursement) not later than 12:00 noon, Local Time, on the date that such LC Disbursement is made, if the Company shall have received notice of such LC Disbursement prior to 10:00 a.m., Local Time, on such date, or, if such notice has not been received by the Company prior to such time on such date, then not later than 12:00 noon, Local Time (or 3:00 p.m., Local Time, in the event that the Company is reimbursing such LC Disbursements with proceeds of a Swingline Loan), on (i) the Business Day that the Company receives such notice, if such notice is received prior to 10:00 a.m., Local Time, on the day of receipt, or (ii) the Business Day immediately following the day that the Company receives such notice, if such notice is not received prior to such time on the day of receipt; provided that (A) if such LC Disbursement is denominated in Dollars, the Company may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.05 that such payment be financed with an ABR Revolving Borrowing or Swingline Loan in an equivalent amount or (B) if such LC Disbursement is denominated in a Foreign Currency, the Company may, subject to the conditions to borrowings set forth herein, request in accordance with Section 2.03 that such payment be converted into an equivalent amount of an ABR Revolving Borrowing denominated in Dollars in an amount equal to the Dollar Equivalent of such Foreign Currency and, in each case, to the extent so financed, the Company’s obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing or Swingline Loan, as applicable. If the Company fails to make such payment when due, such amount, if denominated in Foreign Currency, shall be converted to Dollars and shall bear interest at the Alternate Base Rate and the Administrative Agent shall notify each Global Lender of the applicable LC Disbursement, the payment then due from the Company in respect thereof and such Global Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Global Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Company (after giving effect to the conversion of any Foreign Currency to Dollars as provided above), in the same manner as provided in Section 2.07 with respect to Loans made by such Lender in Dollars (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Company pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Global Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Global Lenders and the Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the Company of its obligation to reimburse such LC Disbursement. If the Company’s reimbursement of, or obligation to reimburse, any amounts in any Foreign Currency would subject the Administrative Agent, the Issuing Bank or any Global Lender to any stamp duty, ad valorem charge or similar tax that would not be payable if such reimbursement were made or required to be made in Dollars, the Company shall, at its option, either (x) pay the amount of any such tax requested by the Administrative Agent, the Issuing Bank or the relevant Lender or (y) reimburse each LC Disbursement made in such Foreign Currency in Dollars, in an amount equal to the Dollar Equivalent thereof,

50 calculated using the applicable Exchange Rates, on the date such LC Disbursement is made, of such LC Disbursement. (f) Obligations Absolute. The Company’s obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Company’s obligations hereunder or (v) any adverse change in the relevant Exchange Rates or in the availability of the relevant Foreign Currency to any Borrower or any Subsidiary or in the relevant currency markets generally. Neither the Administrative Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in translation, any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that nothing in this paragraph (f) shall be construed to excuse the Issuing Bank from liability to the Company to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Company to the extent permitted by applicable law) suffered by the Company that are caused by the Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Company by telephone (confirmed by telecopy or electronic mail) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that such notice need not be given prior to payment by the Issuing Bank and any failure to give or delay in giving such notice shall not relieve the Company of its obligation to reimburse the Issuing Bank and the Lenders with respect to any such LC Disbursement. (h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the Company shall reimburse such LC Disbursement in full in the currency thereof (or, at the election of the applicable Issuing Bank, in Dollars in the Dollar Equivalent amount of the applicable LC Disbursement) on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that

51 the Company reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans (or, in the case such LC Disbursement is denominated in an Foreign Currency, at the Overnight Rate for such Foreign Currency plus the then effective Applicable Rate with respect to Term Benchmark Loans) and such interest shall be due and payable on the date when such reimbursement is paid; provided that, if the Company fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment. (i) Replacement of the Issuing Bank. (i) The Issuing Bank may be replaced at any time by written agreement among the Company, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Company shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement, (A) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (B) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit or extend or otherwise amend any existing Letter of Credit. (ii) Subject to the appointment and acceptance of a successor Issuing Bank, any Issuing Bank may resign as an Issuing Bank at any time upon thirty days’ prior written notice to the Administrative Agent, the Company and the Lenders, in which case, such Issuing Bank shall be replaced in accordance with Section 2.06(i)(i). (j) Cash Collateralization. If (i) any Event of Default shall occur and be continuing, within one Business Day after the day that the Company receives notice from the Administrative Agent or the Required Lenders demanding the deposit of cash collateral pursuant to this paragraph or (ii) as of the date five Business Days prior to the Maturity Date, any Letter of Credit remains outstanding, in either case, the Company shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders (the “Collateral Account”), an amount in cash in Dollars equal to 103% of the Dollar Equivalent of the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Company described in clause (h) or (i) of Section 7.01. Any such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Company under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account and the Company hereby grants the Administrative Agent, for the benefit of the Lenders, a security interest in the Collateral Account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Company’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for

52 which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Company for the LC Exposure at such time or, if the maturity of the Loans has been accelerated, be applied to satisfy other obligations of the Company under this Agreement. If the Company is required to provide an amount of cash collateral hereunder (i) as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Company within three Business Days after the date upon which no Event of Default has occurred and is continuing or (ii) as a result of the expiration of a Letter of Credit extending past the Maturity Date, such amount (to the extent not applied as aforesaid) shall be returned to the Company within three Business Days after the surrender or expiration of such Letter of Credit. (k) Issuing Bank Agreements. Unless otherwise requested by the Administrative Agent, each Issuing Bank shall report in writing to the Administrative Agent (i) promptly following the end of each calendar month, the aggregate amount of Letters of Credit issued by it and outstanding at the end of such month, (ii) on or prior to each Business Day on which such Issuing Bank expects to issue, amend or extend any Letter of Credit, the date of such issuance, amendment or extension, and the aggregate face amount of the Letter of Credit to be issued, amended or extended by it and outstanding after giving effect to such issuance, amendment or extension (and whether the amount thereof shall have changed), it being understood that such Issuing Bank shall not permit any issuance, extension or amendment resulting in an increase in the amount of any Letter of Credit to occur without first obtaining written confirmation from the Administrative Agent that it is then permitted under this Agreement to take any such action that would result in such an increase, (iii) on each Business Day on which such Issuing Bank makes any payment under any Letter of Credit, the date of such payment under such Letter of Credit and the amount of such payment, (iv) on any Business Day on which the Company fails to reimburse any payment under any Letter of Credit required to be reimbursed to such Issuing Bank on such day, the date of such failure and the amount of such payment and (v) on any other Business Day, such other information as the Administrative Agent shall reasonably request. (l) Letters of Credit Issued for Account of Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder supports any obligations of, or is for the account of, a Subsidiary, or states that a Subsidiary is the “account party,” “applicant,” “customer,” “instructing party,” or the like of or for such Letter of Credit, and without derogating from any rights of the applicable Issuing Bank (whether arising by contract, at law, in equity or otherwise) against such Subsidiary in respect of such Letter of Credit, the Company (i) shall reimburse, indemnify and compensate the applicable Issuing Bank hereunder for such Letter of Credit (including to reimburse any and all drawings thereunder) as if such Letter of Credit had been issued solely for the account of the Company and (ii) irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Subsidiary in respect of such Letter of Credit. The Company hereby acknowledges that the issuance of such Letters of Credit for its Subsidiaries inures to the benefit of the Company, and that the Company’s business derives substantial benefits from the businesses of such Subsidiaries. SECTION 2.07. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by (i) 12:00 noon, Local Time, in the case of a EurocurrencyTerm Benchmark Borrowings or RFR Borrowings or (ii) 2:00 p.m., Local Time, in the case of an ABR Borrowing, in either case to the account of the Administrative Agent or JPMEL most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as provided in Section 2.05. The Administrative Agent will make such Loans available to the Applicable Borrower by promptly crediting the amounts so received (or, as applicable, wire transferring the amounts so received), in like funds, to an account of the Applicable Borrower maintained with the Administrative Agent in New York City (or, in the case of Subsidiary Borrowers or Loans denominated in a Foreign Currency, in like funds to the account of the Applicable Borrower in such other location as may be designated by the Administrative Agent) and designated by the Company in the applicable Borrowing Request or to such other account as the Company may request and as may be acceptable to the Administrative Agent; provided, that ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e) shall be remitted by the Administrative Agent to the Issuing Bank.

(b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Applicable Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Applicable Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the applicable Overnight Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Applicable Borrower, the interest rate applicable to ABR Loans, or in the case of Foreign Currencies, in accordance with such market practice, in each case, as applicable. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

SECTION 2.08. Interest Elections. (a) Each Revolving Borrowing initially shall be of the Type and Agreed Currency specified in the applicable Borrowing Request and, in the case of a ~~Eurocurrency~~Term Benchmark Revolving Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Applicable Borrower, or the Company on behalf of the Applicable Borrower, may elect to convert such Borrowing to a different Type, in the case of Borrowings denominated in Dollars, or to continue such Borrowing and, in the case of a ~~Eurocurrency~~Term Benchmark Revolving Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Applicable Borrower, or the Company on behalf of the Applicable Borrower, may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

(b) To make an election pursuant to this Section, the Applicable Borrower, or the Company on behalf of the Applicable Borrower, shall notify the Administrative Agent of such election by the time that a Borrowing Request would be required under Section 2.03 if such Borrower were requesting a Revolving Borrowing of the Type and denominated in the Agreed Currency resulting from such election to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable and shall be provided to the Administrative Agent pursuant to a written Interest Election Request in a form approved by the Administrative Agent and signed by the Applicable Borrower, or the Company on behalf of the Applicable Borrower. Notwithstanding any contrary provision herein, this Section shall not be construed to permit any Borrower to (i) change the currency of any Borrowing, (ii) elect an Interest Period for ~~Eurocurrency~~Term Benchmark Loans that does not comply with Section 2.02(d), (iii) convert any Borrowing to a Borrowing of a Type not available under the Class of Commitments pursuant to which such Borrowing was made or (iv) ~~elect the~~request an RFR Loan denominated in Dollars, a Canadian Prime ~~Rate~~Loan or a ~~Central Bank Rate~~CBR Loan (it being understood and agreed that ~~the Canadian Prime Rate and a Central Bank Rate~~any such Type of Loan shall only apply to the extent provided in Sections 2.08(e), 2.14(a) and 2.14(~~g~~f)).

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(c) Each Interest Election Request shall specify the following information in compliance with Section 2.02:

(i) the name of the applicable Borrower and the Agreed Currency and principal amount of the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii) whether the resulting Borrowing is to be an ABR Borrowing (in the case of Borrowings denominated in Dollars) or a ~~Eurocurrency~~Term Benchmark Borrowing; and

(iv) if the resulting Borrowing is a ~~Eurocurrency~~Term Benchmark Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period."

If any such Interest Election Request requests a ~~Eurocurrency~~Term Benchmark Borrowing but does not specify an Interest Period, then the Applicable Borrower shall be deemed to have selected an Interest Period of one month's duration.

(d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

(e) If the Applicable Borrower, or the Company on behalf of the Applicable Borrower, fails to deliver a timely Interest Election Request with respect to a ~~Eurocurrency~~Term Benchmark Revolving Borrowing in Dollars prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be deemed to have continued as a ~~Eurocurrency Borrowing~~Term Benchmark Revolving Borrowing in Dollars with an Interest Period that is one month at the end of such Interest Period. If the Applicable Borrower, or the Company on behalf of the Applicable Borrower, fails to deliver a timely Interest Election Request with respect to a Term Benchmark Revolving Borrowing in a Foreign Currency prior to the end of the Interest Period therefor, then, unless such Term Benchmark Borrowing is repaid as provided herein, the Applicable Borrower shall be deemed to have selected that such Term Benchmark Borrowing shall automatically be continued as a Term Benchmark Borrowing in its original Agreed Currency with an Interest Period of one ~~month's duration commencing on the last day~~month at the end of such Interest Period.

Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Company, then, so long as an Event of Default is continuing:

(i) no outstanding Revolving Borrowing may be converted to or continued as a ~~Eurocurrency~~Term Benchmark Borrowing;

(ii) unless repaid, each ~~Eurocurrency~~Term Benchmark Borrowing and each RFR Borrowing, in each case denominated in Dollars shall be converted to an ABR Borrowing at the

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55 end of the Interest Period applicable thereto (or the next succeeding Business Day if such day is not a Business Dayimmediately in the case of an RFR Borrowing); (iii) unless repaid, each EurocurrencyTerm Benchmark Borrowing denominated in Canadian Dollars shall, on the last day of the Interest Period applicable thereto (or the next succeeding Business Day if such day is not a Business Day), bear interest at a rate per annum equal to the Canadian Prime Rate plus the Applicable Rate; and (iv) unless repaid, each EurocurrencyTerm Benchmark Borrowing and each RFR Borrowing, in each case, denominated in a Foreign Currency (other than Canadian Dollars) shall, on the last day of the Interest Period applicable thereto (or the next succeeding Business Day if such day is not a Business Day), bear interest at a rate per annum equal to the Central Bank Rate for such Foreign Currency plus the Applicable Rate; CBR Spread; (iv) provided that, in the case of the foregoing clauses (iii) and (iv), if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Canadian Prime Rate or Central Bank Rate for the applicable Foreign Currency cannot be determined, any outstanding affected Eurocurrency Loans denominated in such Foreign Currency shall, at the election of the Applicable Borrower, either be (A) converted to an ABR Borrowing denominated in Dollars (in an amount equal to the Dollar Equivalent of such Foreign Currency) at the end of the Interest Period or on the Interest Payment Date, as applicable, therefor (or immediately in the case of an RFR Loan) or (B) prepaid in full at the end of the applicable Interest Period, as applicable, in full (or immediately in the case of an RFR Loan); provided further that if no election in respect of any such Term Benchmark Loan is made by the Applicable Borrower by the earlier of (x) the date that is three Business Days after receipt by any Borrower of such notice and (y) the last day of the current Interest Period for the applicable EurocurrencyTerm Benchmark Loan, the Applicable Borrower shall be deemed to have elected clause (A) above. SECTION 2.09. Termination, Reduction and Increase of Commitments. (a) Unless previously terminated, the Commitment of each Lender shall terminate on the Maturity Date. (b) The Company may at any time terminate, or from time to time reduce, the Commitments; provided that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of $5,000,000 and not less than $10,000,000 and (ii) the Company shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.11, (x) the Dollar Equivalent amount of the total Revolving Credit Exposures of all Lenders would exceed the total Commitments or (y) the Dollar Equivalent amount of the total Revolving Credit Exposures of the Global Lenders with respect to Loans and Letters of Credit denominated in Foreign Currencies would exceed the total Commitments of all Global Lenders. (c) The Company shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Company pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Company may state that such notice is conditioned upon the effectiveness of other credit facilities or the consummation of a specified transaction, in which case such notice may be revoked by the Company (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or

56 reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments. (d) The Company may, from time to time, at its option, seek to increase the total Commitments or enter into one or more tranches of term loans (each an “Incremental Term Loan”) upon at least three Business Days’ prior written notice to the Administrative Agent, which notice shall specify the amount of any such increase or tranche (the amount of which shall not be less than $25,000,000 or such lesser amount as may be acceptable to the Administrative Agent) and shall be delivered at a time when no Default has occurred and is continuing; provided that, after giving effect thereto, the sum of the total of the additional Commitments and Incremental Term Loans shall not exceed $750,000,000. After delivery of such notice, the Administrative Agent or the Company, in consultation with the Administrative Agent, may offer the increase (which may be declined by any Lender in its sole discretion) in the total Commitments or tranche of Incremental Term Loans on either a ratable basis to the Lenders or on a non pro-rata basis to one or more Lenders and/or to other Lenders or entities (other than any Ineligible Institution) reasonably acceptable to the Administrative Agent, the Company and, in the case of any additional Commitments, each Issuing Bank and the Swingline Lender. No increase in the total Commitments or tranche of Incremental Term Loans shall become effective until the existing or new Lenders extending such incremental Commitment amounts or Incremental Term Loan amount and the Company shall have delivered to the Administrative Agent a document in form and substance reasonably satisfactory to the Administrative Agent (which shall include the Company’s representation that the conditions set forth in Section 4.02 are then satisfied) pursuant to which any such existing Lender states the amount of its Commitment increase or commitment to participate in such tranche of Incremental Term Loans, as applicable, any such new Lender states the amount of its Commitment or commitment to participate in such tranche of Incremental Term Loans, as applicable, and agrees to assume and accept the obligations and rights of a Lender hereunder and the Company accepts such incremental Commitments or commitment to participate in such tranche of Incremental Term Loans. Upon the effectiveness of any increase in the total Commitments pursuant hereto, (i) each Lender (new or existing) shall be deemed to have accepted an assignment from the existing Lenders, and the existing Lenders shall be deemed to have made an assignment to each new or existing Lender accepting a new or increased Commitment, of an interest in each then outstanding Revolving Loan (in each case, on the terms and conditions set forth in the Assignment and Assumption) and (ii) the Swingline Exposure and LC Exposure of the existing and new Lenders shall be automatically adjusted such that, after giving effect to such assignments and adjustments, all Revolving Credit Exposure hereunder is held ratably by the Lenders in proportion to their respective Commitments. Assignments pursuant to the preceding sentence shall be made in exchange for, and substantially contemporaneously with the payment to the assigning Lenders of, the principal amount assigned plus accrued and unpaid interest and commitment and Letter of Credit fees. Payments received by assigning Lenders pursuant to this Section in respect of the principal amount of any EurocurrencyTerm Benchmark Loan shall, for purposes of Section 2.16, be deemed prepayments of such Loan. The Incremental Term Loans (x) shall rank pari passu in right of payment with the Revolving Loans, (y) other than with respect to any Specified Farm Credit Loans, shall not mature earlier than the Maturity Date (but may have amortization prior to such date) and (z) shall be treated substantially the same as (and in any event no more favorably than) the Revolving Loans; provided that (A) the terms and conditions applicable to any tranche of Incremental Term Loans maturing after the Maturity Date may provide for material additional or different financial or other covenants or prepayment requirements applicable only during periods after the Maturity Date and (B) the Incremental Term Loans may be priced differently than the Revolving Loans, and may include separate prepayment and amortization requirements.

57 Increases to the Commitments and tranches of Incremental Term Loans may be made hereunder pursuant to an amendment or amendment and restatement (an “Incremental Amendment”) of this Agreement and, as appropriate, the other Credit Documents, executed by the Borrowers, each Lender participating in such tranche and the Administrative Agent. The Incremental Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.09 and reflect the applicable increase in Commitments and Incremental Term Loans. Within a reasonable time after the effective date of any increase or addition, the Administrative Agent shall, and is hereby authorized and directed to, revise Schedule 2.01 to reflect such increase or addition and shall distribute such revised Schedule 2.01 to each of the Lenders and the Borrowers, whereupon such revised Schedule 2.01 shall replace the former Schedule 2.01 and become part of this Agreement. Any increase of the total Commitments or tranche of Incremental Term Loans extended pursuant to this Section shall be subject to receipt by the Administrative Agent from the Borrowers of such supplemental opinions, resolutions, certificates and other documents as the Administrative Agent may reasonably request. No consent of any Lender (other than the Lenders agreeing to new or increased Commitments or agreeing to provide Incremental Term Loans) shall be required for any incremental Commitment provided or Incremental Term Loan made pursuant to this Section 2.09(d). In connection with any increase of the Commitments or tranche of Incremental Term Loans pursuant to this Section 2.09, any new lending institution becoming a party hereto shall (1) execute such documents and agreements as the Administrative Agent may reasonably request and (2) provide to the Administrative Agent its name, address, tax identification number and/or such other information as shall be necessary for the Administrative Agent to comply with “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act. SECTION 2.10. Repayment of Loans; Evidence of Debt. (a) Each Applicable Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each of its Revolving Loans on the Maturity Date in the currency of such Loan and (ii) to the Administrative Agent for the account of the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Maturity Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least two Business Days after such Swingline Loan is made; provided that on each date that a Revolving Borrowing is made to any Borrower, the Company shall repay all Swingline Loans then outstanding and the proceeds of any such Borrowing shall be applied by the Administrative Agent to repay any Swingline Loans outstanding. (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class, Agreed Currency and the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof. (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any

58 error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement. (e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Applicable Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns). (f) If at any time (x) the aggregate Revolving Credit Exposure of the Lenders exceeds the aggregate Commitments of the Lenders or (y) the aggregate Revolving Credit Exposure with respect to Loans and Letters of Credit denominated in Foreign Currencies exceeds the aggregate Commitments of the Global Lenders, the Company shall (or shall cause one or more Subsidiary Borrowers to) immediately prepay the Revolving Loans in the amount of such excess. To the extent that, after the prepayment of all Revolving Loans an excess of the Revolving Credit Exposure over the aggregate Commitments still exists, the Company shall (or shall cause one or more Subsidiary Borrowers to) promptly cash collateralize the Letters of Credit in the manner described in Section 2.06(j) in an amount sufficient to eliminate such excess. (g) The Administrative Agent will determine the Dollar Equivalent of the aggregate LC Exposure and the Dollar Equivalent of each Loan on each applicable Revaluation Date. If at any time the sum of such amounts exceeds 105% of the aggregate Commitments of the Lenders (or the Dollar Equivalent of the aggregate LC Exposure and Loans denominated in Foreign Currencies exceeds 105% of the aggregate Commitments of the Global Lenders), the Company shall (or shall cause one or more Subsidiary Borrowers to) immediately prepay the Loans in the amount of such excess. To the extent that, after the prepayment of all Loans an excess of the sum of such amounts over 105% of the aggregate Commitments (or Commitments of the Global Lenders, as applicable) still exists, the Company shall (or shall cause one or more Subsidiary Borrowers to) promptly cash collateralize the Letters of Credit in the manner described in Section 2.06(j) in an amount sufficient to eliminate such excess. SECTION 2.11. Prepayment of Loans. (a) The Borrowers shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (b) of this Section. (b) The Company shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by telecopy or electronic mail) of any prepayment hereunder (i)(x) in the case of prepayment of a EurocurrencyTerm Benchmark Revolving Borrowing denominated in Dollars, not later than 1:00 p.m., New York City time, three U.S. Government Securities Business Days before the date of prepayment and (y) in the case of prepayment of a Revolving Borrowing denominated in Euros or Canadian Dollars or any CBR Loan, not later than 1:00 p.m., Local Time, three Business Days before the date of prepayment, (ii) (x) in the case of prepayment of an RFR Revolving Borrowing denominated in Sterling, not later than 11:00 a.m., New York City time, five RFR Business Days before the date of prepayment and (y) in the case of prepayment of an RFR Revolving Borrowing denominated in Dollars, not later than 11:00 a.m., New York City time, four RFR Business Days before the date of prepayment, (iii) in the case of prepayment of an ABR Revolving Borrowing, not later than 1:00 p.m., Local Time, on the date of prepayment or (iv) in the case of prepayment of a Swingline Loan, not later than 1:00 p.m., Local Time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in

59 connection with a conditional notice of termination of the Commitments as contemplated by Section 2.09(c), then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.09(c). Promptly following receipt of any such notice relating to a Revolving Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Revolving Borrowing shall be in an amount that would be permitted in the case of an advance of a Revolving Borrowing of the same Type as provided in Section 2.02 (or, in the case of any Loan that may not be requested pursuant to Section 2.02, in such amount that would be permitted in the case of an advance of a Revolving Borrowing of the same currency as provided in Section 2.02). Each prepayment of a Revolving Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13 and any break funding payments required by Section 2.16. SECTION 2.12. Fees. (a) The Company agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the Applicable Rate on the average daily amount of the difference between the Commitment of such Lender and the Revolving Credit Exposure of such Lender (excluding its Swingline Exposure) during the period from and including the date hereof to but excluding the date on which such Commitment terminates. Accrued commitment fees shall be payable in arrears on the fifteenth day following the last day of March, June, September and December of each year and on the date on which the Commitment of such Lender terminates, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (b) The Company agrees to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate used to determine the interest rate applicable to EurocurrencyTerm Benchmark Revolving Loans on the Dollar Equivalent of the average daily maximum stated amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender’s Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at the rate or rates per annum separately agreed upon between the Company and the Issuing Bank on the Dollar Equivalent of the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank’s standard fees with respect to the issuance, amendment or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the fifteenth day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (c) The Company agrees to pay to the Administrative Agent for its own account, fees payable in the amounts and at the times separately agreed upon between the Company and the Administrative Agent.

(d) All fees payable hereunder shall be paid on the dates due, in Dollars in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders. All fees due and payable shall not be refundable under any circumstances once paid.

SECTION 2.13. Interest. (a) The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Rate.

(b) The Loans comprising each ~~Eurocurrency~~Term Benchmark Borrowing shall bear interest at a rate per annum equal to the Relevant Rate for the applicable ~~Eurocurrency Rate, as applicable for~~currency and the Interest Period in effect for such Borrowing plus the Applicable Rate. ~~Each~~The Loans comprising each RFR ~~Loan~~Borrowing shall bear interest at a rate per annum equal to the ~~applicable~~Adjusted Daily Simple RFR for the applicable currency plus the Applicable Rate. Each CBR Loan shall bear interest at a rate per annum equal to the applicable Central Bank Rate plus the ~~Applicable Rate.~~CBR Spread. Each Canadian Prime Loan shall bear interest at a rate per annum equal to the applicable Canadian Prime Rate plus the Applicable Rate.

(c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by any of the Borrowers hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.

(d) Accrued interest on each Loan shall be payable in arrears, in the same Agreed Currency as the applicable Loan, on each Interest Payment Date for such Loan, upon the final maturity thereof and upon termination of the Commitments pursuant to Section 2.09; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any ~~Eurocurrency~~Term Benchmark Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e) ~~Interest computed by reference to the Alternate Base Rate (except when based on the Prime Rate), the LIBO Rate or the EURIBOR Rate~~All interest hereunder shall be computed on the basis of a year of 360 days~~. Interest~~, except that interest computed by reference to the ~~Canadian Prime Rate, the CDOR Rate, the~~ Daily Simple RFR with respect to Sterling, the Canadian Prime Rate, the CDOR Rate or the Alternate Base Rate only at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year). In each case, interest shall be payable for the actual number of days elapsed (including the first day but excluding the last day). All interest hereunder on any Loan shall be computed on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination. ~~The~~ A determination of the applicable Alternate Base Rate, ~~the~~ Adjusted ~~LIBO~~Term SOFR Rate, ~~the LIBO Rate, the CDOR Rate, the~~Term SOFR Rate, Daily Simple SOFR, Adjusted EURIBOR Rate, ~~the~~ EURIBOR Rate, ~~the Daily Simple RFR, RFR or the~~Adjusted CDOR Rate, CDOR Rate, Canadian Prime Rate, Central Bank Rate, Adjusted Daily Simple RFR or Daily Simple RFR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

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SECTION 2.14. Alternate Rate of Interest; Illegality. (a) Subject to clauses~~,~~ (b), (c), (d), (e)~~,~~ and (f) ~~and (g)~~ of this ~~Section 2.14~~Section 2.14, if:

(i) ~~(i)~~ the Administrative Agent determines (which determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a ~~Eurocurrency~~Term Benchmark Borrowing, that adequate and reasonable means ~~(including, without limitation, by means of an Interpolated Rate)~~ do not exist for ascertaining the Adjusted ~~LIBO Rate, the LIBO Rate, the CDOR~~Term SOFR Rate, the Adjusted EURIBOR Rate or the ~~EURIBOR~~Adjusted CDOR Rate, as applicable (including because the Relevant Screen Rate is not available or published on a current basis), for the applicable Agreed Currency and such Interest Period~~,~~ or (B) at any time, that adequate and reasonable means do not exist for ascertaining the applicable Adjusted Daily Simple RFR ~~or RFR~~ for the applicable Agreed Currency; or

(ii) ~~(ii)~~ the Administrative Agent is advised by the Required Lenders that (A) prior to the commencement of any Interest Period for a ~~Eurocurrency~~Term Benchmark Borrowing, the Adjusted ~~LIBO~~Term SOFR Rate, ~~LIBO Rate, CDOR Rate,~~the Adjusted EURIBOR Rate or ~~EURIBOR~~the Adjusted CDOR Rate for the applicable Agreed Currency and such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for the applicable Agreed Currency and such Interest Period or (B) at any time, the applicable Adjusted Daily Simple RFR ~~or RFR~~ for the applicable Agreed Currency will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for the applicable Agreed Currency;

then the Administrative Agent shall give notice thereof to the Company and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies (as promptly as practicable after making such determination) the Company and the Lenders that the circumstances giving rise to such notice no longer exist~~, (A)~~ with respect to the relevant Benchmark and (y) the Company delivers a new Interest Election Request in accordance with the terms of Section 2.08 or a new Borrowing Request in accordance with the terms of Section 2.03, (A) for Loans denominated in Dollars, any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a ~~Eurocurrency~~Term Benchmark Borrowing ~~shall be ineffective, (B) if~~and any Borrowing Request that requests a ~~Eurocurrency~~Term Benchmark Revolving Borrowing ~~in Dollars, such Borrowing shall be made as an ABR Borrowing, (C) if~~shall instead be deemed to be an Interest Election Request or a Borrowing Request, as applicable, for (x) an RFR Borrowing denominated in Dollars so long as the Adjusted Daily Simple RFR for Dollar Borrowings is not also the subject of Section 2.14(a)(i) or (ii) above or (y) an ABR Borrowing if the Adjusted Daily Simple RFR for Dollar Borrowings also is the subject of Section 2.14(a)(i) or (ii) above and (B) for Loans denominated in a Foreign Currency, any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Term Benchmark Borrowing and any Borrowing Request that requests a ~~Eurocurrency Revolving Borrowing in Canadian Dollars, such Borrowing shall be made as Canadian Prime Borrowing and (D) if any Borrowing Request requests a Eurocurrency Revolving~~Term Benchmark Borrowing or an RFR Borrowing for the relevant ~~rate above in a Foreign Currency (other than Canadian Dollars), then such request shall be~~Benchmark, shall be ineffective; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then all other Types of Borrowings shall be permitted.

Furthermore, if any ~~Eurocurrency~~Term Benchmark Loan or RFR Loan in any Agreed Currency is outstanding on the date of the Company's receipt of the notice from the Administrative Agent referred to in this ~~Section 2.14(a)~~Section 2.14(a) with respect to a Relevant Rate ~~(or CDOR Rate for Loans~~

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~~denominated in Canadian Dollars)~~ applicable to such ~~Eurocurrency~~Term Benchmark Loan or RFR Loan, then until (x) the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Company delivers a new Interest Election Request in accordance with the terms of Section 2.08 or a new Borrowing Request in accordance with the terms of Section 2.03:

~~(i) if such Eurocurrency Loan is denominated in Dollars, then on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), such Loan shall be converted by the Administrative Agent to, and shall constitute, an ABR Loan denominated in Dollars on such day;~~

(A) for Loans denominated in Dollars, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing denominated in Dollars so long as the Adjusted Daily Simple RFR for Dollar Borrowings is not also the subject of Section 2.14(a)(i) or (ii) above or (y) an ABR Loan if the Adjusted Daily Simple RFR for Dollar Borrowings also is the subject of Section 2.14(a)(i) or (ii) above, on such day, and (2) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute an ABR Loan;

~~(ii) if such Eurocurrency Loan is~~(B) for Term Benchmark Loans denominated in any Foreign Currency ~~other than~~, (1) any Term Benchmark Loan denominated in Canadian Dollars~~, then such Loan shall, on the last day~~ shall bear interest at the Canadian Prime Rate plus the Applicable Rate at the end of the Interest Period applicable ~~to such Loan (or the next succeeding Business Day if such day is not a Business Day),~~thereto and (2) any Term Benchmark Loan denominated in any other Foreign Currency shall bear interest at the Central Bank Rate for the applicable ~~Agreed~~Foreign Currency plus the ~~Applicable Rate~~CBR Spread at the end of the Interest Period applicable thereto; provided~~,~~ that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Canadian Prime Rate or Central Bank Rate, as the case may be, for the applicable Foreign Currency cannot be determined, any outstanding affected ~~Eurocurrency~~Term Benchmark Loans denominated in such Foreign Currency shall, at the Company's election prior to such day: (~~A~~x) be prepaid by the applicable Borrower on such day or (~~B~~y) solely for the purpose of calculating the interest rate applicable to such ~~Eurocurrency~~Term Benchmark Loan, such ~~Eurocurrency~~Term Benchmark Loan denominated in such Foreign Currency shall be deemed to be a ~~Eurocurrency~~Term Benchmark Loan denominated in Dollars and shall accrue interest at the same interest rate applicable to ~~Eurocurrency~~Term Benchmark Loans denominated in Dollars at such time; and

~~(iii) if such Eurocurrency Loan is denominated in Canadian Dollars, then such Loan shall, on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), bear interest at a rate per annum equal to the Canadian Prime Rate plus the Applicable Rate; and~~

~~(iv)~~ (C) for RFR Loans denominated in any Foreign Currency, any RFR Loan shall~~, on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day),~~ bear interest at the Central Bank Rate for ~~Sterling~~the applicable Foreign Currency plus the ~~Applicable Rate~~CBR Spread; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for ~~Sterling~~the applicable Foreign Currency cannot be determined, any outstanding affected RFR Loans denominated in such Foreign Currency, at the Company's election, shall either (A) be converted into ABR Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of ~~Sterling~~such Foreign Currency) immediately or (B) be prepaid in full immediately.

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63 (b) Notwithstanding anything to the contrary herein or in any other Credit Document (and any Swap Agreement shall be deemed not to be a “Credit Document” for purposes of this Section 2.14), if a Benchmark Transition Event, an Early Opt-in Election or an Other Benchmark Rate Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (ix) if a Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” with respect to Dollars for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Credit Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Document and (iiy) if a Benchmark Replacement is determined in accordance with clause (32) of the definition of “Benchmark Replacement” with respect to any Agreed Currency for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Credit Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (c) Notwithstanding anything to the contrary herein or in any other Credit Document and subject to the proviso below in this paragraph, with respect to a Loan denominated in Dollars, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder and under any Credit Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Document; provided that, this clause (c) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Company a Term SOFR Notice. For the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term SOFR Notice after the occurrence of a Term SOFR Transition Event and may do so in its sole discretion. (c) (d) In connection with the implementation of a Benchmark Replacement, Notwithstanding anything to the contrary herein or in any other Credit Document, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Credit Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Credit Document. (d) (e) The Administrative Agent will promptly notify the Company and the Lenders of (i) any occurrence of a Benchmark Transition Event, an Early Opt-in Election or an Other Benchmark Rate Election, as applicable, and its related Benchmark Replacement Date (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause Section 2.14(fe) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.14, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this

64 Agreement or any other Credit Document, except, in each case, as expressly required pursuant to this Section 2.14. (e) (f) Notwithstanding anything to the contrary herein or in any other Credit Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Rate, LIBOEURIBOR Rate or EURIBORCDOR Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (f) (g) Upon the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period for any Benchmark, the Company may revoke any request for a EurocurrencyTerm Benchmark Borrowing or RFR Borrowing of, such Type, or for any conversion to or continuation of Eurocurrency Loans or RFRTerm Benchmark Loans to be made, converted or continued as Loans of such Type, during any Benchmark Unavailability Period and, in the absence of any such revocationfor such Benchmark and, failing that, to the extent applicable to such Benchmark, either (ix) the Company will be deemed to have converted any such request for a EurocurrencyTerm Benchmark Borrowing denominated in Dollars into a request for a Borrowing of or conversion to ABR Loans or (ii) any request relating to a Eurocurrency (A) an RFR Borrowing denominated in Dollars so long as the Adjusted Daily Simple RFR for Dollar Borrowings is not the subject of a Benchmark Transition Event or (B) an ABR Borrowing if the Adjusted Daily Simple RFR for Dollar Borrowings is the subject of a Benchmark Transition Event or (y) any Term Benchmark Borrowing or RFR Borrowing denominated in a Foreign Currency shall be ineffective. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, (I) in the case of the Benchmark for Dollars, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR. and (II) in the case of the Benchmark for Canadian Dollars, the component of the Canadian Prime Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Canadian Prime Rate. Furthermore, if any EurocurrencyTerm Benchmark Loan or RFR Loan in any Agreed Currency is outstanding on the date of the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate (or CDOR Rate for Loans denominated in Canadian Dollars) applicable to such EurocurrencyTerm Benchmark Loan or RFR Loan, then until such time as a Benchmark Replacement for such Agreed Currency is implemented pursuant to this Section 2.14: (i) if such Eurocurrency Loan is denominated in Dollars, then on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), such Loan shall be converted by the Administrative Agent to, and shall constitute, an ABR Loan denominated in Dollars on such day;

(A) for Loans denominated in Dollars (1) any Term Benchmark Loan shall, on the last day of the Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing denominated in Dollars so long as the Adjusted Daily Simple RFR for Dollar Borrowings is not the subject of a Benchmark Transition Event or (y) an ABR Loan if the Adjusted Daily Simple RFR for Dollar Borrowings is the subject of a Benchmark Transition Event, on such day and (2) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute, an ABR Loan;

~~(ii) if such Eurocurrency Loan is~~(B) for Term Benchmark Loans denominated in ~~any~~a Foreign Currency~~ other than~~, (1) any Term Benchmark Loan denominated in Canadian Dollars~~, then such Loan shall, on the last day~~ shall bear interest at the Canadian Prime Rate plus the Applicable Rate at the end of the Interest Period applicable ~~to such Loan (or the next succeeding Business Day if such day is not a Business Day),~~thereto and (2) any Term Benchmark Loan denominated in any other Foreign Currency shall bear interest at the Central Bank Rate for the applicable ~~Agreed~~Foreign Currency plus the ~~Applicable Rate~~CBR Spread at the end of the Interest Period applicable thereto; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Canadian Prime Rate or Central Bank Rate, as the case may be, for the applicable Foreign Currency cannot be determined, any outstanding affected ~~Eurocurrency Loan~~Term Benchmark Loans denominated in such Foreign Currency shall, at the Company's election prior to such day: (~~A~~x) be prepaid by the applicable Borrower on such day or (~~B~~y) solely for the purpose of calculating the interest rate applicable to such ~~Eurocurrency~~Term Benchmark Loan, such ~~Eurocurrency~~Term Benchmark Loan denominated in such Foreign Currency shall be deemed to be a ~~Eurocurrency~~Term Benchmark Loan denominated in Dollars and shall accrue interest at the same interest rate applicable to ~~Eurocurrency~~Term Benchmark Loans denominated in Dollars at such time; and

~~(iii) if such Eurocurrency Loan is denominated in Canadian Dollars, then such Loan shall, on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day), bear interest at a rate per annum equal to the Canadian Prime Rate plus the Applicable Rate; and~~

~~(iv) any RFR Loan shall, on the last day of the Interest Period applicable to such Loan (or the next succeeding Business Day if such day is not a Business Day),~~(C) for RFR Loans denominated in any Foreign Currency, any RFR Loan denominated in any other Foreign Currency shall bear interest at the Central Bank Rate for ~~Sterling~~the applicable Foreign Currency plus the ~~Applicable Rate~~CBR Spread; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate for ~~Sterling~~the applicable Foreign Currency cannot be determined, any outstanding affected RFR Loans denominated in such Foreign Currency, at the Company's election, shall either (~~A~~x) be converted into ABR Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of ~~Sterling~~such Foreign Currency) immediately or (~~B~~y) be prepaid in full immediately.

~~(h)~~ (g) If any Lender determines that any applicable law, rule or regulation has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund ~~Eurocurrency~~Term Benchmark Loans or RFR Loans, or to determine or charge interest rates based upon the applicable ~~Eurocurrency~~Term Benchmark Rate or Daily Simple RFR or any Governmental Authority has imposed material restrictions on the authority of such

65

66 Lender to purchase or sell, or to take deposits of, the applicable currency in the London or other applicable offshore interbank market, then, on written notice thereof by such Lender to the Administrative Agent and the Company (and confirmation that such Lender is generally suspending such loans for similarly situated borrowers), any obligation of such Lender to make or continue EurocurrencyTerm Benchmark Loans or RFR Loans of the applicable Type or to convert ABR Loans to EurocurrencyTerm Benchmark Loans shall be suspended until such Lender notifies the Administrative Agent and the Company that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Company shall (or shall cause one or more Subsidiary Borrowers to), upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, (1) convert all EurocurrencyTerm Benchmark Loans of such Type of such Lender to (x) ABR Loans, if denominated in Dollars, (y) Canadian Prime Loans, if denominated in Canadian Dollars and (z) CBR Loans, if denominated in a Foreign Currency other than Canadian Dollars or Sterling, or (2) convert all RFR Loans of such Lender to CBR Loans, if denominated in Sterling, in each case, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such EurocurrencyTerm Benchmark Loans or RFR Loans to such day, or immediately, in the case of RFR Loans or if such Lender may not lawfully continue to maintain such EurocurrencyTerm Benchmark Loans or RFR Loans, as the case may be. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted. Prior to giving any notice contemplated above, a Lender shall designate a different lending office if such designation would avoid the need for giving such notice and if such designation would not otherwise be disadvantageous to such Lender in its good faith discretion. SECTION 2.15. Increased Costs. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any such reserve requirement reflected in the applicable Eurocurrency RateAdjusted EURIBOR Rate and Adjusted CDOR Rate, as applicable) or the Issuing Bank; (ii) impose on any Lender or the Issuing Bank or the London or other applicable offshore interbank market for the applicable Agreed Currency any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; or (iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting into, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender, the Issuing Bank or such other Recipient of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender, the Issuing Bank or such other Recipient hereunder (whether of principal, interest or otherwise), then the Company will pay to such Lender, the Issuing Bank or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, the Issuing Bank or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered.

67 (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital adequacy and liquidity), then from time to time the Company will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company for any such reduction suffered. (c) A certificate of a Lender or the Issuing Bank (i) setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and (ii) confirming that the applicable increased costs incurred or reduction suffered are being similarly assessed by such Lender generally upon similarly situated borrowers, shall be delivered to the Company and shall be conclusive absent manifest error. The Company shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof. (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the Issuing Bank’s right to demand such compensation; provided that the Company shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Bank’s intention to claim compensation therefor; provided, further, that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. SECTION 2.16. Break Funding Payments. (a) With respect to Loans that are not RFR Loans, in the event of (i) the payment of any principal of any EurocurrencyTerm Benchmark Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (ii) the conversion of any EurocurrencyTerm Benchmark Loan other than on the last day of the Interest Period applicable thereto, (iii) the failure to borrow, convert, continue or prepay any EurocurrencyTerm Benchmark Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(b) and is revoked in accordance therewith) or, (iv) the assignment of any EurocurrencyTerm Benchmark Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Company pursuant to Section 2.19 or the CAM Exchange or (v) the failure by any Borrower to make any payment of any Loan or drawing under any Letter of Credit (or interest due thereof) denominated in a Foreign Currency on its scheduled due date or any payment thereof in a different currency, then, in any such event, such Borrower shall compensate each Lender for the loss (but not for lost profits), cost and expense attributable to such event. In the case of a EurocurrencyTerm Benchmark Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (A) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the applicable EurocurrencyTerm Benchmark Rate for such Agreed Currency that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (B) the amount of interest which would accrue for the same period if the applicable EurocurrencyTerm Benchmark Rate applicable to such Loan was set

68 on the date such event occurred. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Company and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. (b) With respect to RFR Loans bearing interest by reference to an RFR that is a term rate (if any), in the event of (i) the payment of any principal of any such RFR Loan other than on the Interest Payment Date applicable thereto (including as a result of an Event of Default), (ii) the failure to borrow or prepay any such RFR Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(b) and is revoked in accordance therewith), (iii) the assignment of any such RFR Loan other than on the Interest Payment Date applicable thereto as a result of a request by any Borrower pursuant to Section 2.19 or (iv) the failure by any Borrower to make any payment of any Loan or drawing under any Letter of Credit (or interest due thereof) denominated in a Foreign Currency on its scheduled due date or any payment thereof in a different currency, then, in any such event, the applicable Borrower shall compensate each Lender for the loss (but not for lost profits), cost and expense, if any, attributable to such event. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Company and shall be conclusive absent manifest error. The applicable Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. SECTION 2.17. Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any of the Borrowers under any Credit Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Applicable Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.17) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by the Borrowers. The Borrowers shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes. (c) Evidence of Payments. As soon as practicable after any payment of Taxes by any of the Borrowers to a Governmental Authority pursuant to this Section 2.17, the Applicable Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (d) Indemnification by the Applicable Borrower. The Applicable Borrower shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company by a

69 Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any of the Borrowers has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrowers to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Credit Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to setoff and apply any and all amounts at any time owing to such Lender under any Credit Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Credit Document shall deliver to the Company and the Administrative Agent, at the time or times reasonably requested by the Company or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Company or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Company or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company or the Administrative Agent as will enable the Company or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(f)(ii)(A), (ii)(B) and (ii)(D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, (A) any Lender that is a U.S. Person shall deliver to the Company and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Credit Document, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E,

70 as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Credit Document, IRS Form W-8BEN or Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed originals of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit B-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Applicable Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or (4) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit B-2 or Exhibit B-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit B-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Company or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Credit Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Company and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Company or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA

71 or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iii) Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company and the Administrative Agent in writing of its legal inability to do so. (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Survival. Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Credit Document. (i) Issuing Bank. For purposes of this Section 2.17, the term “Lender” includes any Issuing Bank. SECTION 2.18. Payments Generally; Pro Rata Treatment; Sharing of Setoffs. (a) Except with respect to principal of and interest on Loans denominated in a Foreign Currency, each of the Borrowers shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) in Dollars prior to 1:00 p.m., Local Time, on the date when due or the date fixed for any prepayment hereunder and all payments with respect to principal and interest on Loans denominated in a Foreign Currency shall be made in such Foreign Currency not later than the Applicable Time specified by the Administrative Agent (or the applicable Issuing Bank) on the dates specified herein, in each case, in immediately available funds, without setoff, recoupment or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments

72 received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder of (i) principal or interest in respect of any Loan shall be made in the currency in which such Loan is denominated, (ii) reimbursement obligations shall be made in the currency in which the Letter of Credit in respect of which such reimbursement obligation exists is denominated or (iii) any other amount due hereunder or under another Credit Document shall be made in Dollars. Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if the Administrative Agent shall at or before such time have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Administrative Agent to make such payment. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States. If, for any reason, any Borrower is prohibited by any law from making any required payment hereunder in a Foreign Currency, such Borrower shall make such payment in Dollars in the Dollar Equivalent of the Foreign Currency payment amount. (b) At any time that payments are not required to be applied in the manner required by Section 7.03, if at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties. (c) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender of the applicable Class, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans and participations in LC Disbursements and Swingline Loans of other Lenders of such Class without recourse or warranty from the other Lenders except as contemplated by Section 9.04 in respect of assignments to the extent necessary so that the benefit of all such payments shall be shared by the Lenders of such Class ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by any of the Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Company or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each of the Borrowers consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Applicable Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Applicable Borrower in the amount of such participation.

73 (d) Unless the Administrative Agent shall have received notice from the Applicable Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Applicable Borrower will not make such payment, the Administrative Agent may assume that the Applicable Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Applicable Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent at the applicable Overnight Rate. (e) If and for so long as any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05(c), 2.06(d) or (e), 2.07(b), 2.18(d) or 9.03(c), then the Administrative Agent may, in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Administrative Agent pursuant to this Agreement for the account of such Lender and for the benefit of the Administrative Agent, the Swingline Lender or the Issuing Bank to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid, and (ii) following application of such amounts under the foregoing clause (i), hold any remaining such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under such Sections, in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion. SECTION 2.19. Mitigation Obligations; Replacement of Lenders. (a) If (i) any Lender requests compensation under Section 2.15 or (ii) any of the Borrowers is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall (at the request of the Company) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable and documented out of pocket costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) In addition to the Borrowers’ rights under Section 9.02(c), if any Lender requests compensation under Section 2.15, any Lender delivers a notice under Section 2.14(hg), if any of the Borrowers is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Lender becomes a Defaulting Lender or a Non-Consenting Lender, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than rights to payments pursuant to Section 2.15 or Section 2.17) and obligations under this Agreement to an assignee (other than any Ineligible Institution) that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Company shall have received the prior written consent of the Administrative Agent (and if a Commitment is being assigned, the Issuing Bank), which consent shall not unreasonably be withheld; provided, further, that the Administrative Agent’s prior written consent shall not be required if such assignee is another Lender, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all

74 other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply. Each party hereto agrees that (i) an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Company, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and such parties are participants), and (ii) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to an be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender; provided, further that any such documents shall be without recourse to or warranty by the parties thereto. SECTION 2.20. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender: (a) fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.12(a); (b) any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 7.03 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Bank or Swingline Lender hereunder; third, to cash collateralize LC Exposure with respect to such Defaulting Lender in accordance with this Section; fourth, as the Company may request (so long as no Default or Event of Default has occurred and is continuing), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Company, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) cash collateralize future LC Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with this Section; sixth, to the payment of any amounts owing to the Lenders, the Issuing Banks or Swingline Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Banks or Swingline Lenders against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Credit Document; seventh, so long as no Default or Event of Default has occurred and is continuing, to the payment of any amounts owing to any Borrower as a result of any judgment of a court of competent jurisdiction obtained by such Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement or under any other Credit Document; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or LC Disbursements in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and LC Disbursements owed to, all non-Defaulting Lenders

75 on a pro rata basis prior to being applied to the payment of any Loans of, or LC Disbursements owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in the Borrowers’ obligations corresponding to such Defaulting Lender’s LC Exposure and Swingline Loans are held by the Lenders pro rata in accordance with the Commitments without giving effect to paragraph (d) below. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto; (c) the Commitment and Revolving Credit Exposure of such Defaulting Lender shall not be included in determining whether all Lenders or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 9.02); provided that (i) a Defaulting Lender’s Commitment may not be increased or extended without its consent and (ii) the principal amount of, or interest or fees payable on, Loans of such Defaulting Lender may not be reduced or excused or the scheduled date of payment postponed as to such Defaulting Lender without such Defaulting Lender’s consent; (d) if any Swingline Exposure or LC Exposure exists at the time a Lender becomes a Defaulting Lender then: (i) all or any part of the Swingline Exposure and LC Exposure of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders of the applicable Class in accordance with their respective Applicable Percentages but only to the extent (x) the sum of all non-Defaulting Lenders’ Revolving Credit Exposures plus such Defaulting Lender’s Swingline Exposure and LC Exposure does not exceed the total of all non-Defaulting Lenders’ Commitments and (y) no Default or Event of Default has occurred and is continuing at such time; (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrowers shall within three Business Days following notice by the Administrative Agent (x) first, prepay such Swingline Exposure and (y) second, cash collateralize for the benefit of the Issuing Bank only the Borrowers’ obligations corresponding to such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.20(d) for so long as such LC Exposure is outstanding; (iii) if the Borrowers cash collateralize any portion of such Defaulting Lender’s LC Exposure pursuant to clause (ii) above, the Borrowers shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.12(b)(i) with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized; (iv) if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 2.12(a) and Section 2.12(b)(i) shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentages; and (v) if all or any portion of such Defaulting Lender’s LC Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Bank or any other Lender hereunder, all letter of credit fees payable under Section 2.12(b)(i) with respect to such Defaulting Lender’s LC Exposure shall be payable

76 to the Issuing Bank until and to the extent that such LC Exposure is reallocated and/or cash collateralized; and (e) so long as such Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure and the Defaulting Lender’s then outstanding LC Exposure will be 100% covered by the Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrowers in accordance with Section 2.20(d), and participating interests in any newly made Swingline Loan or any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.20(d)(i) (and such Defaulting Lender shall not participate therein). If (i) a Bankruptcy Event or a Bail-In Action with respect to a Parent of any Lender shall occur following the date hereof and for so long as such event shall continue or (ii) the Swingline Lender or the Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless the Swingline Lender or the Issuing Bank, as the case may be, shall have entered into arrangements with the Applicable Borrower or such Lender, satisfactory to the Swingline Lender or the Issuing Bank, as the case may be, to defease any risk to it in respect of such Lender hereunder. In the event that the Administrative Agent, the Company, the Issuing Bank and the Swingline Lender each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure and LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders (other than Swingline Loans) as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage. SECTION 2.21. Extension of Maturity Date. (a) Requests for Extension. The Company may, by notice to the Administrative Agent (which shall promptly notify the Lenders) not earlier than 90 days and not later than 35 days prior to any anniversary of the Effective Date, but not more than twice during the term of this Agreement (each an “Extension Date”), request that each Lender extend such Lender’s Maturity Date for an additional one year from the Maturity Date then in effect hereunder (the “Existing Termination Date”). (b) Lender Elections to Extend. Each Lender, acting in its sole and individual discretion, shall, by notice to the Administrative Agent given not later than the date that is ten Business Days after receipt of notice from the Administrative Agent of the Company’s request for an extension (the “Notice Date”), advise the Administrative Agent whether or not such Lender agrees to such extension (each such Lender that determines to so extend its Maturity Date, being an “Extending Lender” and each Lender that determines not to so extend its Maturity Date, being a “Non-Extending Lender”). In the event that a Lender that does not so advise the Administrative Agent on or before the Notice Date such Lender shall be deemed to be a Non-Extending Lender. The election of any Lender to agree to such extension shall not obligate any other Lender to so agree. (c) Notification by Administrative Agent. The Administrative Agent shall notify the Company of each Lender’s determination under this Section no later than the date 15 days prior to the applicable Extension Date (or, if such date is not a Business Day, on the next preceding Business Day).

77 (d) Additional Lenders. If (and only if) the Required Lenders have agreed to extend the Maturity Date then in effect hereunder, the Company shall have the right at any time prior to the existing Maturity Date applicable to any Non-Extending Lender to replace such Non-Extending Lender with, and add as “Lenders” under this Agreement, one or more Persons (other than any Ineligible Institution) which would be permitted assignees pursuant to Section 9.04 (each, an “Additional Lender”) in accordance with the provisions contained in Section 9.04; provided that (i) each of such Additional Lenders shall have entered into an Assignment and Assumption pursuant to which such Additional Lender shall, effective as of the date of the Assignment and Assumption, undertake a Commitment (and, if any such Additional Lender is already a Lender, its Commitment shall be in addition to such Lender’s Commitment hereunder on such date) and (ii) the Non-Extending Lender assignor shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the Additional Lender (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts). (e) Minimum Extension Requirement. If (and only if) the Required Lenders have agreed so to extend the Maturity Date then in effect hereunder as described in this Section 2.21, then, effective as of such Extension Date, the Maturity Date of each Extending Lender and each Additional Lender shall be extended to the date falling one year after the Existing Termination Date (except that, if such date is not a Business Day, such date shall be the next preceding Business Day) and each Additional Lender shall thereupon become a “Lender” for all purposes of this Agreement; provided, however, that there shall be no change in the Maturity Date of any Non-Extending Lender. (f) Conditions to Effectiveness of Extensions. Notwithstanding the foregoing, the extension of the Maturity Date pursuant to this Section shall not be effective with respect to any Lender unless: (i) no Default or Event of Default shall have occurred and be continuing on the date of such extension and after giving effect thereto; (ii) the representations and warranties contained in Article III shall be true and correct in all material respects (or in all respects in the case of any representation or warranty qualified by materiality or Material Adverse Effect) on and as of the date of such extension and after giving effect thereto, as though made on and as of such date, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects (or in all respects in the case of any representation or warranty qualified by materiality or Material Adverse Effect) on and as of such earlier date; (iii) the Company shall have delivered to the Administrative Agent a certificate of its chief financial officer or treasurer as to the satisfaction of conditions set forth in clauses (i) and (ii) immediately above on the date of the applicable extension; and (iv) on the Maturity Date of each Non-Extending Lender, the Non-Extending Lender shall have received non-ratable payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder from the Applicable Borrower or the Company and the Commitment of such Non-Extending Lender shall be terminated. The Applicable Percentages of the remaining Lenders shall be revised as of such date.

78 (g) Conflicting Provisions. This Section shall supersede any provisions in Section 2.18 or Section 9.02 to the contrary. SECTION 2.22. Subsidiary Borrowers. (a) The Company may, at any time or from time to time, designate one or more Wholly-Owned Subsidiaries of the Company as a “Subsidiary Borrower” hereunder by furnishing to the Administrative Agent a Designation Letter in duplicate, duly completed and executed by the Company and such Wholly-Owned Subsidiary, together with the items described in paragraphs (i) and (j) of Section 4.01 relating to such Subsidiary Borrower in substantially the same form and scope as those delivered with respect to any Subsidiary Borrower designated on the date of this Agreement (or, as the Administrative Agent may reasonably require if there were no such deliveries) and such other documents as the Administrative Agent shall reasonably request. Upon any such designation of a Wholly-Owned Subsidiary and, in the case of a designated Subsidiary which is a Foreign Subsidiary, the approval of such designation by the Administrative Agent and each Lender, such Subsidiary shall be a Subsidiary Borrower hereunder (with all the related rights and obligations) and shall be entitled to request Revolving Loans and Letters of Credit on and subject to the terms and conditions of, and to the extent provided in, this Agreement. Notwithstanding the foregoing, it is agreed that subject to delivery of the documents referred to in the first sentence of this Section 2.22(a) and satisfactory completion by each Lender of applicable “know-your-customer,” anti-money laundering and similar procedures, the following Subsidiaries shall be deemed approved as eligible to become Subsidiary Borrowers following compliance with the foregoing requirements: (i) Ingredion U.K. Limited, a company organized under the laws of the United Kingdom, (ii) Ingredion Canada Corporation, a company organized under the laws of Nova Scotia, Canada, (iii) Corn Products Netherlands Holding S.à r.l., a company organized under the laws of Luxembourg, (iv) Corn Products Americas Holdings S.à r.l., a company organized under the laws of Luxembourg, and (v) Ingredion Germany GmbH, a company organized under the laws of Germany. (b) So long as all Loans made to a Subsidiary Borrower and any related obligations have been paid in full and all Letters of Credit issued for the account of such Subsidiary Borrower shall have expired, been cancelled or been fully drawn and all related reimbursement and related obligations paid in full, the Company may terminate the status of such Subsidiary Borrower as a Subsidiary Borrower hereunder by furnishing to the Administrative Agent a Termination Letter in duplicate, duly completed and executed by the Company and such Subsidiary Borrower. Any Termination Letter furnished hereunder shall be effective upon receipt by the Administrative Agent, which shall promptly notify the Lenders. Notwithstanding the foregoing, the delivery of a Termination Letter with respect to any Subsidiary Borrower shall not terminate (i) any obligation, contingent or otherwise, of such Subsidiary Borrower that remains unpaid at the time of such delivery or (ii) the obligations of the Company under Article X with respect to any such unpaid obligations. ARTICLE III Representations and Warranties The Company represents and warrants to the Administrative Agent and the Lenders that: SECTION 3.01. Organization; Powers. Each of the Company and its Subsidiaries (i) is duly organized, validly existing and (to the extent the concept is applicable in such jurisdiction) in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to carry on its business as now conducted and (iii) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except for failures of Subsidiaries under clauses (i) and (ii) above, and failures of the Company or its Subsidiaries under clause (iii) above which, either

79 individually or in the aggregate for all such failures under preceding clauses (i), (ii) and (iii), could not reasonably be expected to result in a Material Adverse Effect. SECTION 3.02. Authorization; Enforceability. The execution and delivery of, and the performance of its obligations under, each Credit Document and the borrowing of the Loans are within the Borrowers’ corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. Each Credit Document has been duly executed and delivered by each applicable Borrower and each Credit Document constitutes a legal, valid and binding obligation of the applicable Borrowers, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. SECTION 3.03. Governmental Approvals; No Conflicts. The execution and delivery of, and the performance of its obligations under, each Credit Document and the borrowing of the Loans (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate the charter, by-laws or other organizational documents of the Company or any of its Material Subsidiaries, (c) will not (x) violate any applicable law or regulation, (y) violate any order of any Governmental Authority or (z) violate or result in a default under any indenture, agreement or other instrument binding upon the Company or any of its Material Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Company or any of its Material Subsidiaries, in each case of this clause (c), which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien (other than Liens permitted by Section 6.02) on any asset of the Company or any of its Material Subsidiaries. SECTION 3.04. Financial Condition; No Material Adverse Change. (a) The Company has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended December 31, 2020, reported on by KPMG LLP, independent public accountants, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended March 31, 2021, certified by its chief financial officer in accordance with the requirements of the Securities and Exchange Commission. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Company and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above. (b) Since December 31, 2020, there has been no material adverse change in the business, assets, operations or financial condition of the Company and its Subsidiaries, taken as a whole. SECTION 3.05. Properties. (a) Each of the Company and its Material Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to the business of the Company and its Material Subsidiaries taken as a whole, including all such properties reflected in the Company’s most recent consolidated financial statements provided to the Administrative Agent except (i) for defects in title that, individually or in the aggregate, do not materially detract from the value of the affected property or materially interfere with the ordinary conduct of business of the Company or any Subsidiary or (ii) for any failure to do so that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. (b) Each of the Company and its Subsidiaries owns, is licensed or otherwise has the right to use, all material trademarks, trade names, copyrights, patents and other intellectual property material to its business, and the use thereof by the Company and its Subsidiaries does not infringe upon

80 the rights of any other Person, except for any such absence of ownership, license or other right to use or such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. SECTION 3.06. Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries (i) which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that would have a material adverse effect on the validity or enforceability of any Credit Document or the Transactions or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder. (b) Except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Company nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received, through an executive officer of the Company or any Subsidiary, notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability other than, in each case, as set forth in the report on Form 10-K most recently filed prior to the date hereof by the Company with the Securities and Exchange Commission and any reports on Form 10-Q or 8-K filed by the Company with the Securities and Exchange Commission subsequent to such Form 10-K and prior to the date hereof. SECTION 3.07. Compliance with Laws and Agreements. Other than, in each case, as set forth in the report on Form 10-K most recently filed prior to the date hereof by the Company with the Securities and Exchange Commission and any reports on Form 10-Q or 8-K filed by the Company with the Securities and Exchange Commission subsequent to such Form 10-K and prior to the date hereof, each of the Company and its Subsidiaries is in compliance with (a) all laws, regulations and orders of any Governmental Authority applicable to it or its property and (b) all indentures, agreements and other instruments binding upon it or its property, except, in each case, where the failure to be in such compliance, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing. SECTION 3.08. Investment Company Status. Neither the Company nor any of its Subsidiaries is an “investment company” required to be registered under the Investment Company Act of 1940. SECTION 3.09. Taxes. Each of the Company and its Subsidiaries has filed or caused to be filed all United States Federal income tax and other material tax returns required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Company or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. SECTION 3.10. ERISA. No liability to the PBGC has been, or is expected by the Company or any ERISA Affiliate to be, incurred with respect to any Plan by the Company, any Subsidiary or any ERISA Affiliate which is, or could reasonably be expected to be, materially adverse to the business, assets, operations or financial condition of the Company and its Subsidiaries taken as a whole. Neither the Company, any Subsidiary nor any ERISA Affiliate has incurred, or presently expects to incur, any withdrawal liability under Title IV of ERISA with respect to any Multiemployer Plan which

81 is reasonably expected to be materially adverse to the business, assets, operations or financial condition of the Company and its Subsidiaries taken as a whole. SECTION 3.11. Disclosure. The Company has disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, including, without limitation, all reports filed with the Securities and Exchange Commission, financial statements, certificates or other written information (other than financial projections and other forward-looking information and information of a general economic or industry-specific nature) furnished by or on behalf of the Company to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Credit Document or delivered hereunder or thereunder (as modified or supplemented by any other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in each case in light of the circumstances under which they were made and taken as a whole, not materially misleading; provided that, with respect to any projections, estimates, forward looking statements and information of a general economic or industry public nature, the Company represents only that such information was prepared in good faith based upon reasonable assumptions that are believed by the preparer thereof to be reasonable at the time such information was delivered to the Administrative Agent or any Lender. As of the Effective Date, to the best knowledge of the Company, the information included in any Beneficial Ownership Certification provided on or prior to the Effective Date to any Lender in connection with this Agreement is true and correct in all respects. SECTION 3.12. Regulation U. Margin stock (as defined in Regulation U of the Board) constitutes less than 25% of the value of those assets of the Company and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder. None of the making of any Loan or the use of the proceeds thereof, the issuance of any Letter of Credit or any other aspect of the Transactions will violate or be inconsistent with the provisions of Regulation T, Regulation U or Regulation X of the Board. SECTION 3.13. Anti-Corruption Laws and Sanctions. The Company has implemented and maintains in effect policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with applicable Anti-Corruption Laws and Sanctions, and the Company, its Subsidiaries and, to the knowledge of the Company, their respective officers and employees, directors and agents, are in compliance with applicable Anti-Corruption Laws and Sanctions in all material respects and are not knowingly engaged in any activity that could reasonably be expected to result in the Borrowers being designated as a Sanctioned Person. None of (a) the Company, any Subsidiary or any of their respective directors, officers or employees, or (b) to the knowledge of the Company, any agent of the Company or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds or other Transactions contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions. SECTION 3.14. Affected Financial Institutions. No Borrower is an Affected Financial Institution. SECTION 3.15. Plan Assets; Prohibited Transactions. None of the Company or any of its Subsidiaries is an entity deemed to hold “plan assets” (within the meaning of the Plan Asset Regulations), and neither the execution, delivery nor performance of the Transactions, including the making of any Loan and the issuance of any Letter of Credit hereunder, will give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

82 ARTICLE IV Conditions SECTION 4.01. Effective Date. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02): (a) The Administrative Agent (or its counsel) shall have received from each party hereto and to the other Credit Documents either (i) a counterpart of this Agreement and each other Credit Document signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent that such party has signed a counterpart of this Agreement or such other Credit Document (which, subject to Section 9.06(b), may include any Electronic Signatures transmitted by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page). (b) The Administrative Agent, the Lenders and the Arrangers shall have received all fees and other amounts due and payable by the Borrowers on or prior to the Effective Date, including, to the extent invoiced at least one day prior to the Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder. (c) The Lenders shall have received (i) audited consolidated financial statements of the Company and its Subsidiaries for the two most recent fiscal years ended prior to the Effective Date as to which such financial statements are available and (ii) unaudited interim consolidated financial statements of the Company and its Subsidiaries for the quarterly period ended March 31, 2021. (d) The Lenders shall have received with respect to the Company and its Subsidiaries projections through 2025. (e) All regulatory, legal and other third-party approvals necessary in connection with the Transactions shall have been obtained. (f) There shall not exist any action, investigation, litigation or proceeding, pending or threatened, in any court or before any arbitrator or Governmental Authority that could reasonably be expected to have a Material Adverse Effect on the Borrowers or the Transactions. (g) The Existing Credit Agreement and all commitments thereunder shall have been terminated and all principal, interest and other amounts owing thereunder or in connection therewith shall be contemporaneously repaid in full with the proceeds of the Loans made on the Effective Date. (h) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by a Financial Officer of the Company, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02. (i) The Administrative Agent shall have received (i) an opinion letter from Hogan Lovells US LLP for the Company, dated as of the Effective Date, and (ii) an opinion letter from the General Counsel or Associate General Counsel of the Company, dated as of the Effective Date, in each case, in form and substance reasonably satisfactory to the Administrative Agent and its counsel. The Company hereby requests such counsel to deliver such opinions. (j) The Administrative Agent shall have received (i) such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence

83 and good standing of the Borrowers, the authorization of the Transactions and any other legal matters relating to the Borrowers, this Agreement or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel, (ii) at least five days prior to the Effective Date, all documentation and other information regarding the Borrowers requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation, to the extent requested in writing of the Borrowers at least 10 days prior to the Effective Date and (iii) to the extent any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five days prior to the Effective Date, any Lender that has requested, in a written notice to the Company at least 10 days prior to the Effective Date, a Beneficial Ownership Certification in relation to each such Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the condition set forth in this clause (iii) shall be deemed to be satisfied). The Administrative Agent shall notify the Company and the Lenders of the Effective Date, and such notice shall be conclusive and binding. SECTION 4.02. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing (other than any conversion or continuation of any outstanding Loans), and of the Issuing Bank to issue, amend or extend any Letter of Credit, is subject to the satisfaction of the following conditions: (a) The representations and warranties of the Borrowers set forth in the Credit Documents (except (other than on the Effective Date) the representations and warranties set forth in Section 3.04(b), Section 3.06(a)(i) and Section 3.06(b)) shall be true and correct in all material respects (or in all respects in the case of any representation or warranty qualified by materiality or Material Adverse Effect) on and as of the date of such Borrowing or the date of issuance, amendment or extension of such Letter of Credit, as applicable (except any such representation or warranty that expressly relates to or is made expressly as of a specific earlier date, in which case such representation or warranty shall be true and correct in all material respects (or in all respects in the case of any representation or warranty qualified by materiality or Material Adverse Effect) with respect to or as of such specific earlier date). (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing. Each Borrowing (other than any conversion or continuation of any outstanding Loans) and each issuance, amendment or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Company on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section. ARTICLE V Affirmative Covenants Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, the Company covenants and agrees with the Lenders that:

84 SECTION 5.01. Financial Statements and Other Information. The Company will furnish to the Administrative Agent (for distribution to each Lender): (a) within 90 days after the end of each fiscal year of the Company, its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by KPMG LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied; (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company from and including the fiscal quarter ended June 30, 2021, its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Company (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto and (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.04 and 6.05 (in the case of the certificate for the fiscal quarter ended June 30, 2021, prepared as if this Agreement had been in effect at such time); (d) promptly after the sending or filing thereof, copies of all periodic and other reports, proxy statements, registration statements and prospectuses filed by the Company or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or distributed by the Company to its shareholders generally, as the case may be, or proxy statements, registration statements and prospectuses filed by the Company or any Subsidiary with any national securities exchange; (e) not later than June 30 of each year (commencing with June 30, 2022), an ESG Compliance Certificate containing the information and calculations set forth in the ESG Compliance Certificate, as applicable, necessary for determining the Sustainability Metric for the applicable Sustainability Adjustment Period (subject to re-issuance as provided in the definition of Sustainability Adjustment), provided that such failure to deliver the ESG Compliance Certificate will not result in a Default or an Event of Default; and (f) promptly following any request therefor, (i) such other information regarding the operations, business affairs and financial condition of the Company or any Subsidiary (subject to the limitation described in the last sentence of Section 5.06), or compliance with the terms of this Agreement, as the Administrative Agent or any Lender may reasonably request and (ii) information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of

85 compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation. Notwithstanding anything to the contrary herein, (i) delivery within the 90-day period specified in clause (a) above of copies of the Annual Report on Form 10-K of the Company for each applicable annual period (including all financial statement exhibits and financial statements incorporated by reference therein) prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of Section 5.01(a); provided, that the Company shall be deemed to have made such delivery of any Form 10-K if it shall have made such Form 10-K available on “EDGAR” within such 90-day period (such delivery being referred to as “Electronic Delivery”), (ii) delivery within the 45-day period specified in clause (b) above of copies of the Quarterly Report on Form 10-Q of the Company for each applicable quarterly period (including all financial statement exhibits and financial statements incorporated by reference therein) prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of Section 5.01(b); provided, that the Company shall be deemed to have made such delivery of any Form 10-Q if it shall have made Electronic Delivery thereof within such 45-day period, (iii) the Company shall be deemed to have made delivery of any reports, statements and other materials specified in clause (d) above if it shall have made Electronic Delivery thereof promptly after the sending or filing thereof and (iv) the Company shall be deemed to have made delivery of any of the items set forth in this Section 5.01 to each Lender upon delivery to the Administrative Agent for posting to “Intralinks” or any other substantially similar electronic transmission system. SECTION 5.02. Notices of Material Events. The Company will furnish to the Administrative Agent (for distribution to each Lender) written notice of the following as soon as possible and in any event no later than five days after obtaining knowledge thereof: (a) the occurrence of any Default; (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Company or any Subsidiary thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; (d) any other development that results in, or would reasonably be expected to result in, a Material Adverse Effect; and (e) any change in the information provided in the Beneficial Ownership Certification delivered to such Lender that would result in a change to the list of beneficial owners identified in such certification. Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Company setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. SECTION 5.03. Existence; Conduct of Business. The Company will, and will cause each of its Material Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect (i) its legal existence and (ii) the rights, licenses, permits, privileges and franchises material to the conduct of its business, in the case of clause (ii), where to failure to preserve, renew or keep could reasonably be expected to result in a Material Adverse Effect; provided that the

86 foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03 or any winding up, liquidation or dissolution of any inactive Subsidiaries. SECTION 5.04. Payment of Tax Obligations. The Company will, and will cause each of its Subsidiaries to, pay its Tax liabilities, that, if not paid, could reasonably be expected to result in a Material Adverse Effect before the same shall become delinquent or in default, except where the validity or amount thereof is being contested in good faith by appropriate proceedings and either (a) the Company or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP or (b) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect. SECTION 5.05. Maintenance of Properties; Insurance. The Company will, and will cause each of its Subsidiaries to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear and casualty and condemnation events excepted (provided that this clause (a) shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and such discontinuance could not, individually or in the aggregate, reasonably be expected have a Material Adverse Effect), and (b) maintain, with responsible and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations. SECTION 5.06. Books and Records; Inspection Rights. The Company will, and will cause each of its Material Subsidiaries to, keep proper books of record and account in which full and correct entries in all material respects are made of all financial transactions in relation to its business and activities in accordance with GAAP or the accounting standard applicable in the jurisdiction where such books and records are kept. The Company will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice and at the Administrative Agent’s or such Lender’s expense if no Default or Event of Default has occurred and is continuing and at the Company’s expense if a Default or an Event of Default has occurred and is continuing, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants (so long as an officer of the Company is provided a reasonable opportunity to participate in any such meeting with the independent accountants), all at such reasonable times and as often as reasonably requested; provided that so long as no Default or Event of Default has occurred and is continuing, no more than one such visit or inspection shall be permitted in any calendar year pursuant to this Section; provided, further, that any Information (as defined in Section 9.12) provided to any Person in connection with any such visit or inspection shall be subject to the provisions of Section 9.12, and such Person shall have been made aware of the provisions of Section 9.12. Notwithstanding anything to the contrary in this Section, neither the Company nor any Subsidiary shall be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (i) constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their agents) is prohibited by applicable law or any binding confidentiality agreement between the Company or any Subsidiary and a Person that is not the Company or any Subsidiary not entered into in contemplation of preventing such disclosure, inspection, examination or discussion or (iii) is subject to attorney-client or similar privilege or constitutes attorney work-product; provided the Company shall (x) use commercially reasonable efforts to communicate, to the extent permitted, the applicable information in a way that would not violate the applicable law or agreement, and (y) to the extent the Company is unable to disclose any such information, the Company shall notify the Administrative Agent if any such information is being withheld as a result of any such

87 obligation of confidentiality (but solely if providing such notice would not violate such confidentiality obligation). SECTION 5.07. Compliance with Laws. The Company will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, including, without limitation, all Environmental Laws, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The Company will maintain in effect and enforce policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with applicable Anti-Corruption Laws and Sanctions. SECTION 5.08. Use of Proceeds and Letters of Credit. The proceeds of the Loans will be used only to refinance the Existing Credit Agreement and for general corporate purposes, including without limitation, the funding of acquisitionsAcquisitions. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. Letters of Credit will be issued only to support general corporate purposes. The Borrowers will not request any Borrowing or Letter of Credit, and the Borrowers shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, directly, or, to its knowledge, indirectly the proceeds of any Borrowing or Letter of Credit (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any applicable Anti-Corruption Laws, (b) for the purpose of directly, or, to its knowledge, indirectly funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, except to the extent permitted for a Person required to comply with Sanctions, or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto. ARTICLE VI Negative Covenants Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or been terminated and all LC Disbursements have been reimbursed, the Company covenants and agrees with the Lenders that: SECTION 6.01. Subsidiary Indebtedness. The Company will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except: (a) Indebtedness under the Credit Documents; (b) Indebtedness existing on the Effective Date that is set forth on Schedule 6.01, and any renewals, extensions or refinancings thereof, provided that the principal amount of such Indebtedness is not increased at the time of such renewal, extension or refinancing thereof except by an amount equal to any premium or other amount paid, and fees and expenses incurred, in connection with such renewal, extension or replacement; (c) Indebtedness of any Subsidiary to the Company or any other Subsidiary; (d) Guarantees by any Subsidiary of Indebtedness of the Company or any other Subsidiary;

88 (e) Indebtedness of any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof except by an amount equal to any premium, accrued and unpaid interest or other amount paid that does not constitute a repayment of any principal, and fees and expenses incurred, in connection with such renewal, extension or replacement; provided that such Indebtedness is incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement; (f) obligations under (i) Swap Agreements entered into to hedge or mitigate risks to which any Subsidiary has actual exposure (other than those in respect of Equity Interests of the Company or any of its Subsidiaries) or (ii) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of any Subsidiary; (g) Indebtedness (if any) of any Subsidiary arising or deemed to arise out of any Permitted Receivable Sales Transaction; (h) Indebtedness arising under notional pooling cash management arrangements to the extent not matched by cash deposits of any Subsidiary or in connection with commodities or securities accounts; (i) Indebtedness of any Subsidiary which constitutes Receivables Transaction Attributed Indebtedness or Permitted Commodity Repurchase Agreement Indebtedness in an aggregate principal amount (when aggregated with the aggregate outstanding amount of Receivables Transaction Attributed Indebtedness and Permitted Commodity Repurchase Agreement Indebtedness of the Company and its Subsidiaries) not exceeding $275,000,000 at any time outstanding; (j) Indebtedness of any Person which becomes a Subsidiary after the date hereof existing prior to the acquisition thereof or of its parent by the Company or any Subsidiary and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof except by an amount equal to any premium, accrued and unpaid interest or other amount paid that does not constitute a repayment of any principal, and fees and expenses incurred, in connection with such renewal, extension or replacement; provided that (i) such Indebtedness is not incurred in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be and (ii) neither the Company nor any other Subsidiary shall be liable for such Indebtedness; (k) unsecured Indebtedness in respect of letters of credit, bank guarantees and similar instruments issued for the account of any Subsidiary in the ordinary course of business supporting obligations under (i) workers’ compensation, unemployment insurance and other social security laws, (ii) bids, trade contracts, leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and obligations of a like nature and (iii) other obligations that do not constitute Indebtedness; (l) Indebtedness in respect of netting services, overdraft protections and otherwise arising from treasury, depository and cash management services or in connection with any automated clearing-house transfers of funds, overdraft or any similar services, in each case in the ordinary course of business;

89 (m) Indebtedness in the form of purchase price adjustments and earn-outs incurred in connection with any Acquisition or joint venture investment not prohibited hereunder; (n) Indebtedness owing to any insurance company in connection with the financing of insurance premiums permitted by such insurance company in the ordinary course of business; and (o) other Indebtedness of any Subsidiary so long as, both before and after giving effect to the incurrence of such Indebtedness, the Company is in pro-forma compliance with Section 6.04 as of the date of such incurrence. Notwithstanding the foregoing, the Company will not permit the aggregate principal amount of Indebtedness and other obligations of the Company’s Subsidiaries outstanding at any time and (A) incurred or permitted pursuant to clause (e), (j) or (o) of this Section 6.01 or (B) secured by Liens permitted under Section 6.02(o) to, collectively, exceed the greater of (x) $450,000,000 and (y) an amount equal to 15% of the Consolidated Net Assets of the Company and its Subsidiaries (determined by reference to the most recent consolidated financial statements of the Company delivered pursuant to Section 5.01 (or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 5.01, the most recent financial statements referred to in Section 3.04(a)). SECTION 6.02. Liens. The Company will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or on any income or revenues (including accounts receivable) or rights in respect of any thereof, except: (a) Permitted Encumbrances; (b) any Lien on any property or asset of the Company or any Subsidiary existing on the date hereof and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of the Company or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof except by an amount equal to any premium, accrued and unpaid interest or other amount paid that does not constitute a repayment of any principal, and fees and expenses incurred, in connection with such renewal, extension or replacement; (c) any Lien existing on any property or asset prior to the acquisition thereof by the Company or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Company or any Subsidiary and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof except by an amount equal to any premium, accrued and unpaid interest or other amount paid that does not constitute a repayment of any principal, and fees and expenses incurred, in connection with such renewal, extension or replacement; (d) Liens on fixed or capital assets acquired, constructed or improved by the Company or any Subsidiary; provided that (i) such Liens, in the case of Liens on assets of Subsidiaries, secure Indebtedness of Subsidiaries permitted by clause (d) of Section 6.01, (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of

90 acquiring, constructing or improving such fixed or capital assets and (iv) such Liens shall not apply to any other property or assets of the Company or any Subsidiary; provided, further, that individual financings of equipment or other fixed or capital assets otherwise permitted to be secured hereunder provided by any Person (or its Affiliates) may be cross-collateralized to other such financings provided by such Person (or its Affiliates); (e) Liens upon assets of an SPC granted in connection with a Permitted Securitization (including customary backup Liens granted by the transferor in accounts receivable and related rights or assets transferred to an SPC); (f) Liens on the property or assets of any Subsidiary securing Indebtedness owing to the Company or any Wholly-Owned Subsidiary; (g) customary Liens and setoff rights securing obligations in respect of notional pooling cash management arrangements and commodities and securities accounts; (h) customary Liens incurred in connection with any transfer of an interest in accounts receivable or related assets as part of a Permitted Receivable Sales Transaction; (i) Liens arising from precautionary filings in respect of (i) operating leases and (ii) credit and cash management programs between third parties and customers of the Company or customers of any Subsidiary of the Company under which the Company or such Subsidiary does not have any Indebtedness; (j) any interest or title of a lessor in the property (and the proceeds, accession or products thereof) subject to any operating lease, and Liens arising from Uniform Commercial Code financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to true leases or leases permitted hereunder; (k) Liens, if any, in favor of the Administrative Agent on cash collateral delivered pursuant to Section 2.06(j); (l) Liens on cash and cash equivalents deposited with a trustee or a similar Person to defease or to satisfy and discharge any Indebtedness, provided that such defeasance or satisfaction and discharge is permitted hereunder; (m) Liens on the net cash proceeds of any Indebtedness incurred to finance an Acquisition held in escrow by a third party escrow agent prior to the release thereof from escrow; (n) Liens on specific items of inventory or other goods and proceeds thereof of any Person securing such Person’s obligations in respect of bankers’ acceptances or letters of credit issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods in the ordinary course of business; (o) other Liens securing obligations at no time exceeding the amount permitted pursuant to the final sentence of Section 6.01; and (p) Liens created over any Commodity Purchase Agreement Property and securing Permitted Commodity Repurchase Agreement Indebtedness permitted hereunder. SECTION 6.03. Fundamental Changes; Asset Sales. The Company will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person

91 to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of the consolidated assets of the Company and its consolidated subsidiaries, taken as a whole (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, (i) any Subsidiary may merge or consolidate with or into any other Subsidiary, (ii) any Subsidiary may merge into the Company, (iii) any of the Borrowers and any Subsidiary may merge or consolidate with or into any other Person, and (iv) any Subsidiary (other than any Subsidiary Borrower) may liquidate or dissolve if the Company determines in good faith that such liquidation or dissolution is in the best interests of the Company and is not materially disadvantageous to the Lenders; provided that in the case of clauses (i) through (iii) of the foregoing, in the case of any such merger or consolidation of the Company or any Subsidiary Borrower with or into another Person (such that the Company or such Subsidiary Borrower is not the surviving corporation), the Person with or into which the Company or any Subsidiary Borrower is merged or consolidated shall (A) first or simultaneously with such merger or consolidation agree to be bound by the terms hereof and of the Credit Documents and assume the Company’s or such Subsidiary Borrower’s obligations hereunder and thereunder pursuant to an agreement or instrument satisfactory in form and substance to the Administrative Agent (and shall thereafter be the Company or a Subsidiary Borrower, as applicable, hereunder), (B) to the extent requested by any Lender, have promptly provided to such Lender all documentation and other information that may be required by such Lender in order to enable compliance with applicable “know-your-customer” and anti-money laundering rules and regulations, including information required by the Patriot Act and the Beneficial Ownership Regulation and (C) be a corporation organized under the laws of the United States of America or any State thereof. SECTION 6.04. Maximum Leverage Ratio. The Company will not, as of any Measurement Date, permit the Leverage Ratio to exceed 3.50:1.00; provided that (a) so long as no Event of Default exists at such time or would result therefrom (after giving effect to this proviso), the Company may elect to increase the maximum Leverage Ratio permitted under this Section 6.04 to 4.00:1.00 for a period of four consecutive fiscal quarters following the consummation of a Material Acquisition occurring during the first of such four fiscal quarters (each such period of four consecutive fiscal quarters, an “Adjusted Covenant Period”) and (b) notwithstanding clause (a) above, the Company may not elect a new Adjusted Covenant Period for at least two full fiscal quarters following the end of another Adjusted Covenant Period. SECTION 6.05. Minimum Interest Coverage Ratio. The Company will not permit the Interest Coverage Ratio as of the end of any Measurement Date to be less than 3.50:1.00. ARTICLE VII Events of Default SECTION 7.01. Events of Default. The following events shall each constitute an “Event of Default” hereunder: (a) any of the Borrowers shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement or any cash collateral amount due pursuant to Section 2.06(j) when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; (b) any of the Borrowers shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Section 7.01) payable under this

92 Agreement, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five days; (c) any representation or warranty made or deemed made by or on behalf of the Company or any Subsidiary in writing in connection with this Agreement or any Credit Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any amendment or modification hereof or waiver hereunder, shall prove to have been incorrect in any material respect when made or deemed made; (d) the Company shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.03 (with respect to the Company’s existence) or 5.08 or in Article VI; (e) the Company shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d) of this Section 7.01 or Section 5.01(e)), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Company (which notice will be given at the request of any Lender); (f) the Company or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable (subject to any applicable grace period); (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to (i) customary non-default mandatory prepayment requirements, including mandatory prepayment events associated with asset sales, casualty events, debt or equity issuances, extraordinary receipts or borrowing base limitations, (ii) any prepayment, repurchase, redemption or defeasance of any Indebtedness incurred for the purposes of financing any Acquisition if the related Acquisition is not consummated, (iii) any Indebtedness that becomes due as a result of a voluntary prepayment, repurchase, redemption or defeasance thereof, or any refinancing thereof, permitted under this Agreement or (iv) in the case of any Hedging Agreement, termination events or equivalent events pursuant to the terms of such Hedging Agreement not arising as a result of a default by the Company or any Subsidiary thereunder; (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Company or any Material Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Material Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; (i) the Company or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Section 7.01, (iii) apply for or consent to the appointment of a receiver,

93 trustee, custodian, sequestrator, conservator or similar official for the Company or any Material Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing; (j) the Company or any Material Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due; (k) one or more judgments for the payment of money in an aggregate amount in excess of $100,000,000 (other than to the extent any such judgment is covered by insurance (other than under a self-insurance program) provided by a financially sound insurer to the extent a claim therefor has been made in writing and liability therefor has not been denied by the insurer) shall be rendered against the Company, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Company or any Subsidiary to enforce any such judgment; (l) an ERISA Event shall have occurred that when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; (m) a Change in Control shall occur; or (n) (i) the Guarantee set forth in Article X shall cease to be in full force and effect at any time any Subsidiary is a Subsidiary Borrower or (ii) the Company shall so assert in writing. SECTION 7.02. Remedies Upon an Event of Default. If an Event of Default shall occur (other than an event with respect to any of the Borrowers described in Section 7.01(h) or Section 7.01(i)), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Company, take any or all of the following actions, at the same or different times: (a) terminate the Commitments, and thereupon the Commitments shall terminate immediately; (b) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; (c) require the Borrowers to provide cash collateral as required in Section 2.06(j); and (d) exercise on behalf of itself, the Lenders and the Issuing Banks all rights and remedies available to it, the Lenders and the Issuing Banks under the Credit Documents and applicable law. If an Event of Default described in Section 7.01(h) or Section 7.01(i) occurs with respect to any Borrower, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, including any break funding payment or prepayment premium, shall automatically

94 become due and payable, and the obligation of the Borrowers to cash collateralize the LC Exposure as provided in clause (c) above shall automatically become effective, in each case, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers. SECTION 7.03. Application of Payments. Notwithstanding anything herein to the contrary, following the occurrence and during the continuance of an Event of Default, and notice thereof to the Administrative Agent by the Company or the Required Lenders: (a) all payments received on account of the Obligations shall, subject to Section 2.20, be applied by the Administrative Agent as follows: (i) first, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts payable to the Administrative Agent (including fees and disbursements and other charges of counsel to the Administrative Agent payable under Section 9.03 and amounts pursuant to Section 2.12(c) payable to the Administrative Agent in its capacity as such); (ii) second, to payment of that portion of the Obligations constituting fees, expenses, indemnities and other amounts (other than principal, reimbursement obligations in respect of LC Disbursements, interest and Letter of Credit fees) payable to the Lenders and the Issuing Banks (including fees and disbursements and other charges of counsel to the Lenders and the Issuing Banks payable pursuant to Section 9.03) arising under the Credit Documents, ratably among them in proportion to the respective amounts described in this clause (ii) payable to them; (iii) third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit fees and charges and interest on the Loans and unreimbursed LC Disbursements, ratably among the Lenders and the Issuing Banks in proportion to the respective amounts described in this clause (iii) payable to them; (iv) fourth, (A) to payment of that portion of the Obligations constituting unpaid principal of the Loans and unreimbursed LC Disbursements and (B) to cash collateralize that portion of LC Exposure comprising the undrawn amount of Letters of Credit to the extent not otherwise cash collateralized by the Borrowers pursuant to Section 2.06 or 2.20, ratably among the Lenders and the Issuing Banks in proportion to the respective amounts described in this clause (iv) payable to them; provided that (x) any such amounts applied pursuant to subclause (B) above shall be paid to the Administrative Agent for the ratable account of the applicable Issuing Banks to cash collateralize Obligations in respect of Letters of Credit, (y) subject to Section 2.06 or 2.20, amounts used to cash collateralize the aggregate amount of Letters of Credit pursuant to this clause (iv) shall be used to satisfy drawings under such Letters of Credit as they occur and (z) upon the expiration of any Letter of Credit (without any pending drawings), the pro rata share of cash collateral shall be distributed to the other Obligations, if any, in the order set forth in this Section 7.03; (v) fifth, to the payment in full of all other Obligations, in each case ratably among the Administrative Agent, the Lenders and the Issuing Banks based upon the respective aggregate amounts of all such Obligations owing to them in accordance with the respective amounts thereof then due and payable; and (vi) finally, the balance, if any, after all Obligations have been indefeasibly paid in full, to the Borrowers or as otherwise required by law; and

95 (b) if any amount remains on deposit as cash collateral after all Letters of Credit have either been fully drawn or expired (without any pending drawings), such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. Notwithstanding the foregoing, no Non-Global Lender shall receive any amount with respect to any Loan or Letter of Credit made in a Foreign Currency. ARTICLE VIII The Administrative Agent SECTION 8.01. Authorization and Action. (a) Each Lender and each Issuing Bank hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors and assigns to serve as the administrative agent under the Credit Documents and each Lender and each Issuing Bank authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under this Agreement and the other Credit Documents as are delegated to the Administrative Agent under such agreements and to exercise such powers as are reasonably incidental thereto. Without limiting the foregoing, each Lender and each Issuing Bank hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Credit Documents to which the Administrative Agent is a party, and to exercise all rights, powers and remedies that the Administrative Agent may have under such Credit Documents. (b) As to any matters not expressly provided for herein and in the other Credit Documents (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, pursuant to the terms in the Credit Documents), and, unless and until revoked in writing, such instructions shall be binding upon each Lender and each Issuing Bank; provided that the Administrative Agent shall not be required to take any action that (i) the Administrative Agent in good faith believes exposes it to liability unless the Administrative Agent receives an indemnification and is exculpated in a manner satisfactory to it from the Lenders and the Issuing Banks with respect to such action or (ii) is contrary to this Agreement or any other Credit Document or applicable law, including any action that may be in violation of the automatic stay under any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors; provided, further, that the Administrative Agent may seek clarification or direction from the Required Lenders prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided. Except as expressly set forth in the Credit Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrowers, any Subsidiary or any Affiliate of any of the Borrowers that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. Nothing in this Agreement shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. (c) In performing its functions and duties hereunder and under the other Credit Documents, the Administrative Agent is acting solely on behalf of the Lenders and the Issuing Banks

96 (except in limited circumstances expressly provided for herein relating to the maintenance of the Register), and its duties are entirely mechanical and administrative in nature. Without limiting the generality of the foregoing; (i) the Administrative Agent does not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any Lender or Issuing Bank other than as expressly set forth herein and in the other Credit Documents, regardless of whether a Default or an Event of Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” (or any similar term) herein or in any other Credit Document with reference to the Administrative Agent is not intended to connote any fiduciary duty or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties); additionally, each Lender agrees that it will not assert any claim against the Administrative Agent based on an alleged breach of fiduciary duty by the Administrative Agent in connection with this Agreement and/or the transactions contemplated hereby; and (ii) nothing in this Agreement or any other Credit Document shall require the Administrative Agent to account to any Lender for any sum or the profit element of any sum received by the Administrative Agent for its own account. (d) The Administrative Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Credit Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities pursuant to this Agreement. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent. (e) None of any Syndication Agent, the Sustainability Structuring Agent, any Co-Documentation Agent or any Arranger shall have obligations or duties whatsoever in such capacity under this Agreement or any other Credit Document and shall incur no liability hereunder or thereunder in such capacity, but all such persons shall have the benefit of the indemnities provided for hereunder. (f) In case of the pendency of any proceeding with respect to any Borrower under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan or any reimbursement obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Company) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, LC Disbursements and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim under Sections 2.12, 2.13, 2.15, 2.17 and 9.03) allowed in such judicial proceeding; and

97 (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender and each Issuing Bank to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders or the Issuing Banks, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Credit Documents (including under Section 9.03). Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or Issuing Bank or to authorize the Administrative Agent to vote in respect of the claim of any Lender or Issuing Bank in any such proceeding. (g) The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Banks, and, except solely to the extent of the Company’s rights to consent pursuant to and subject to the conditions set forth in this Article, none of the Company or any Subsidiary, or any of their respective Affiliates, shall have any rights as a third party beneficiary under any such provisions. SECTION 8.02. Administrative Agent’s Reliance, Limitation of Liability, Etc. (a) Neither the Administrative Agent nor any of its Related Parties shall be (i) liable for any action taken or omitted to be taken by such party, the Administrative Agent or any of its Related Parties under or in connection with this Agreement or the other Credit Documents (A) with the consent of or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Credit Documents) or (B) in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and non-appealable judgment) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Borrower or any officer thereof contained in this Agreement or any other Credit Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Credit Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed pdf, or any other electronic means that reproduces an image of an actual executed signature page) or for any failure of the Borrowers to perform its obligations hereunder or thereunder. (b) The Administrative Agent shall be deemed not to have knowledge of any (i) notice of any of the events or circumstances set forth or described in Section 5.02 unless and until written notice thereof stating that it is a “notice under Section 5.02” in respect of this Agreement and identifying the specific clause under Section 5.02 is given to the Administrative Agent by the Company, or (ii) notice of any Default or Event of Default unless and until written notice thereof (stating that it is a “notice of Default” or a “notice of an Event of Default”) is given to the Administrative Agent by the Company, a Lender or an Issuing Bank. Further, the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (A) any statement, warranty or representation made in or in connection with any Credit Document, (B) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Credit Document or the occurrence of any Default or Event of Default, (D) the sufficiency, validity, enforceability, effectiveness or genuineness of any Credit Document or any other agreement, instrument or document, or (E) the satisfaction of any

98 condition set forth in Article IV or elsewhere in any Credit Document, other than to confirm receipt of items (which on their face purport to be such items) expressly required to be delivered to the Administrative Agent. or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent. Notwithstanding anything herein to the contrary, the Administrative Agent shall not be liable for, or be responsible for any Specified Liabilities, costs or expenses suffered by the Borrowers, any Subsidiary, any Lender or any Issuing Bank as a result of, any determination of the Revolving Credit Exposure, any of the component amounts thereof or any portion thereof attributable to each Lender or Issuing Bank, or any Exchange Rate or calculation of any Dollar Equivalent. (c) Without limiting the foregoing, the Administrative Agent (i) may treat the payee of any promissory note as its holder until such promissory note has been assigned in accordance with Section 9.04, (ii) may rely on the Register to the extent set forth in Section 9.04(b), (iii) may consult with legal counsel (including counsel to the Borrowers), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iv) makes no warranty or representation to any Lender or Issuing Bank and shall not be responsible to any Lender or Issuing Bank for any statements, warranties or representations made by or on behalf of any Borrower in connection with this Agreement or any other Credit Document, (v) in determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or Issuing Bank sufficiently in advance of the making of such Loan or the issuance of such Letter of Credit and (vi) shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Credit Document by acting upon, any notice, consent, certificate or other instrument or writing (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated by the proper party or parties (whether or not such Person in fact meets the requirements set forth in the Credit Document for being the maker thereof). SECTION 8.03. Posting of Communications. (a) The Borrowers agree that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders and the Issuing Banks by posting the Communications on IntraLinksTM, DebtDomain, SyndTrak, ClearPar or any other electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”). (b) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, each of the Issuing Banks and the Borrowers acknowledge and agree that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders, each of the Issuing Banks and the Borrowers hereby approve distribution of the Communications through the Approved Electronic Platform and understand and assume the risks of such distribution. (c) THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE.” THE APPLICABLE

99 PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, THE SUSTAINABILITY STRUCTURING AGENT, ANY ARRANGER, ANY CO-DOCUMENTATION AGENT, ANY SYNDICATION AGENT] OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO ANY BORROWER, ANY LENDER, ANY ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY BORROWER’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM. (d) Each Lender and each Issuing Bank agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Credit Documents. Each Lender and Issuing Bank agrees (i) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s or Issuing Bank’s (as applicable) email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address. (e) Each of the Lenders, each of the Issuing Banks and the Borrowers agree that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally applicable document retention procedures and policies. (f) Nothing herein shall prejudice the right of the Administrative Agent, any Lender or any Issuing Bank to give any notice or other communication pursuant to any Credit Document in any other manner specified in such Credit Document. SECTION 8.04. The Administrative Agent Individually. With respect to its Commitment, Loans (including Swingline Loans) and Letters of Credit, the Person serving as the Administrative Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or Issuing Bank, as the case may be. The terms “Issuing Banks,” “Lenders,” “Required Lenders” and any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity as a Lender, Issuing Bank or as one of the Required Lenders, as applicable. The Person serving as the Administrative Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with, the Borrowers, any Subsidiary or any Affiliate of any of the foregoing as if such Person was not acting as the Administrative Agent and without any duty to account therefor to the Lenders or the Issuing Banks. SECTION 8.05. Successor Administrative Agent. (a) The Administrative Agent may resign at any time by giving 30 days’ prior written notice thereof to the Lenders, the Issuing Banks and

100 the Company, whether or not a successor Administrative Agent has been appointed. Upon receipt of any such notice, the Required Lenders shall have the right to appoint a successor Administrative Agent, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days (or such earlier day as shall be agreed by the Required Lenders and so long as an Event of Default has not occurred and is continuing, the Company) after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent meeting the qualifications set forth above. In either case, such appointment shall be subject to the prior written approval of the Company (which approval may not be unreasonably withheld and shall not be required while an Event of Default under paragraphs (a), (b), (h) and (i) of Section 7.01 has occurred and is continuing). Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent. Upon the acceptance of appointment as Administrative Agent by a successor Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Credit Documents. Prior to any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Credit Documents. (b) Notwithstanding paragraph (a) of this Section, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders, the Issuing Banks and the Company, whereupon, on the date of effectiveness of such resignation stated in such notice, (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents and (ii) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that (A) all payments required to be made hereunder or under any other Credit Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (B) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall directly be given or made to each Lender and each Issuing Bank. Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article and Section 9.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Credit Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. SECTION 8.06. Acknowledgments of Lenders and Issuing Banks. (a) Each Lender and each Issuing Bank represents and warrants that (i) the Credit Documents set forth the terms of a commercial lending facility, (ii) it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender or Issuing Bank, in each case in the ordinary course of business and not for the purpose of purchasing, acquiring or holding any other type of financial instrument (and each Lender and each Issuing Bank agrees not to assert a claim in contravention of the foregoing), (iii) it has, independently and without reliance upon the Administrative Agent, the Sustainability Structuring Agent, any Arranger, any Syndication Agent, any Co-Documentation Agent or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder and (iv) it is sophisticated with respect to decisions to make, acquire and/or hold commercial

101 loans and to provide other facilities set forth herein, as may be applicable to such Lender or such Issuing Bank, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender and each Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Sustainability Structuring Agent, any Arranger any Syndication Agent, any Co-Documentation Agent or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Borrowers and its Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Credit Document or any related agreement or any document furnished hereunder or thereunder. (b) Each Lender, by delivering its signature page to this Agreement on the Effective Date, or delivering its signature page to an Assignment and Assumption or any other Credit Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Credit Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Effective Date. (c) (i) Each Lender and each Issuing Bank hereby agrees that (x) if the Administrative Agent notifies such Lender or such Issuing Bank that the Administrative Agent has determined in its sole discretion that any funds received by such Lender or such Issuing Bank from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender or such Issuing Bank (whether or not known to such Lender or such Issuing Bank), and demands the return of such Payment (or a portion thereof), such Lender or such Issuing Bank shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender or such Issuing Bank to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender or such Issuing Bank shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of setoff or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender or any Issuing Bank under this Section 8.06(c) shall be conclusive, absent manifest error. (ii) Each Lender and each Issuing Bank hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender and each Issuing Bank agree that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender or such Issuing Bank shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from

102 and including the date such Payment (or portion thereof) was received by such Lender or such Issuing Bank to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (iii) The Borrowers hereby agree that (x) in the event an erroneous Payment (or portion thereof) is not recovered from any Lender or any Issuing Bank that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender or such Issuing Bank with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrowers. (iv) Each party’s obligations under this Section 8.06(c) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Credit Document. SECTION 8.07. Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

103 (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless clause (i) in the immediately preceding paragraph (a) of this Section is true with respect to a Lender or such Lender has provided another representation, warranty and covenant as provided in clause (iv) in the immediately preceding paragraph (a) of this Section, such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Sustainability Structuring Agent, and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers, that none of the Administrative Agent, or any Arranger , any Syndication Agent, any Co-Documentation Agent or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Credit Document or any documents related hereto or thereto). (c) The Administrative Agent, the Sustainability Structuring Agent, and each Arranger, Syndication Agent and Co-Documentation Agent hereby inform the Lenders that each such Person is not undertaking to provide investment advice or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments, this Agreement and any other Credit Documents (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Credit Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, sustainability agent fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. SECTION 8.08. Certain Affiliate Matters. The Administrative Agent shall be permitted from time to time to designate one of its Affiliates (and hereby designates JPMEL) to perform the duties to be performed by the Administrative Agent hereunder with respect to Loans, Borrowings and Letters of Credit denominated in a Foreign Currency or funded through such Affiliate. The provisions of this Article VIII shall apply to (and the rights and duties of the Administrative Agent hereunder in respect of such Loans and Borrowings, including, without limitation, the rights of the Administrative Agent under Section 2.07(b) and Section 2.17, shall inure to the benefit of and otherwise be applicable to) any such Affiliate mutatis mutandis. The Administrative Agent shall be permitted from time to time to designate one of its Affiliates to perform the duties to be performed by the Administrative Agent hereunder with respect to Loans and Borrowings denominated in Foreign Currencies or to Subsidiary Borrowers that are Foreign Subsidiaries. The provisions of this Article VIII shall apply to any such Affiliate mutatis mutandis. ARTICLE IX Miscellaneous SECTION 9.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other

104 communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows: (i) if to the Company, to it at Ingredion Incorporated, 5 Westbrook Corporate Center, Westchester, Illinois 60154, Attention of Kevin Wilson, Vice President and Corporate Treasurer (Telecopy No. (708) 551-2630), with a copy to Ingredion Incorporated, 5 Westbrook Corporate Center, Westchester, Illinois 60154, Attention of Janet M. BrownTanya Jaeger de Foras, Senior Vice President, General CounselChief Legal Officer, Corporate Secretary and Chief Compliance Officer (Telecopy No. (708) 551-2801); (ii) if to the Administrative Agent or Swingline Lender: JPMorgan Chase Bank, N.A. 10 South Dearborn, Floor L2 Suite IL1-0480 Chicago, IL, 60603-2300 Attention: Victor Escobar Phone No: +1-312-732-3649 Email: victor.escobar@chase.com (ii) if to the Administrative Agent, to JPMorgan Chase Bank, N. A., Loan and Agency Services Group, 10 South Dearborn Street, Floor L2, Chicago, Illinois 60603, Attention of Chris Jefferson (Telecopy No. (844) 490-5663); With copy(s) to: (iii) if to the Issuing Bank, to JPMorgan Chase Bank, N. A., Loan and Agency Services Group, 10 South Dearborn Street, Floor L2, Chicago, Illinois 60603, Attention of Leonida Mischke (Telecopy No. (844) 490-5665); JPMorgan Chase Bank, N.A. Middle Market Servicing 10 South Dearborn, Floor L2 Suite IL1-0480 Chicago, IL, 60603-2300 Attention: Commercial Banking Group Fax No: (844) 490-5663 Email: jpm.agency.cri@jpmorgan.com jpm.agency.servicing.1@jpmorgan.com Agency Withholding Tax Inquiries: Email: agency.tax.reporting@jpmorgan.com Agency Compliance/Financials/Intralinks: Email: covenant.compliance@jpmchase.com (iii) if to JPMorgan Chase Bank, N.A., as Issuing Bank: JPMorgan Chase Bank, N.A. 10 South Dearborn, Floor L2 Suite IL1-0480 Chicago, IL, 60603-2300 Attention: LC Agency Team Tel: 800-364-1969

105 Fax: 856-294-5267 Email: chicago.lc.agency.activity.team@jpmchase.com With a copy to: (iv) if to the Swingline Lender, to JPMorgan Chase Bank, N.A., Loan and Agency Services Group, 10 South Dearborn Street, Floor L2, Chicago, Illinois 60603, Attention of Leonida Mischke (Telecopy No. (844) 490-5665); and Suite IL1-0480 Chicago, IL, 60603-2300 Attention: Loan & Agency Services Group Phone No: +1-312-732-3649 Email: victor.escobar@chase.com (v) (iv) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through Approved Electronic Platforms, to the extent provided in paragraph (b) below, shall be effective as provided in such paragraph (b). (b) Notices and other communications to the Lenders and the Issuing Bank hereunder may be delivered or furnished by using Approved Electronic Platforms pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Company may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, e-mail or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the

106 Issuing Bank and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrowers therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time. (b) Except as provided in Section 2.09(d) with respect to an Incremental Amendment and as provided in Section 2.21, and subject to Sections 2.14(b), (c) and (de) and paragraph (d) below, neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Company and the Required Lenders or by the Company and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby (except (x) any waiver of or amendment to any default interest applicable pursuant to Section 2.13(c), (y) any amendment or modification of the financial covenants in this Agreement (or defined terms used in the financial covenants in this Agreement) and (z) any amendment or modification to the Sustainability Metric as provided in the definition of “Applicable Rate” to the extent such amendment or modification does not result in a decrease to the Applicable Rate during the applicable Reference Year during which such amendment or modification is made, shall not constitute a reduction in the rate of interest or fees for purposes of this clause (ii)), (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby (except (x) any waiver of or amendment to any default interest applicable pursuant to Section 2.13(c) and (y) any extension of the Maturity Date in accordance with Section 2.21), (iv) change Section 2.09(c) or Section 2.18(b) or (c) in a manner that would alter the ratable reduction of Commitments or the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change the payment waterfall provisions of Section 2.20(b) or 7.03 without the written consent of each Lender, (vi) change any of the provisions of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender, (vii) release the Company from its obligations under Article X of this Agreement (except as to any Subsidiary Borrower that ceases to be a Borrower in accordance with this Agreement, to the extent provided in Section 2.22(b)) or (viii) change the status of any Lender from a Non-Global Lender to a Global Lender, or from a Global Lender to a Non-Global Lender, without the consent of such Lender; provided, further, that no such agreement shall (i) amend, modify or waive Section 2.20 without the prior written consent of the Administrative Agent or (ii) amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Issuing Bank or the Swingline Lender hereunder without the prior written consent of the Administrative Agent, the Issuing Bank or the Swingline Lender, as the case may be. (c) No amendment or amendment and restatement of this Agreement which is in all other respects approved by the Lenders in accordance with this Section 9.02 shall require the consent or approval of any Lender (i) which immediately after giving effect to such amendment or amendment and restatement, shall have no Commitment or other obligation to maintain or extend credit under this Agreement (as so amended or amended and restated), including, without limitation, any obligation in respect of any drawing under or participation in any Letter of Credit and (ii) which, substantially contemporaneously with the effectiveness of such amendment or amendment and restatement, is paid in

107 full all amounts owing to it hereunder (including, without limitation principal, interest and fees and amounts due pursuant to Sections 2.15, 2.16 and 2.17). From and after the effectiveness of any such amendment or amendment and restatement, any such Lender shall be deemed to no longer be a “Lender” hereunder or a party hereto; provided, that any such Lender shall retain the benefit of indemnification and other provisions hereof which, by the terms hereof would survive a termination of this Agreement. (d) Notwithstanding anything to the contrary contained herein: (i) if the Administrative Agent and the Company acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Credit Document, then the Administrative Agent and the Company shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement. (ii) no consent with respect to any amendment, waiver or other modification of this Agreement or any other Credit Document shall be required of any Defaulting Lender, except with respect to any amendment, waiver or other modification referred to in clause (i), (ii), (iii) or (iv) of the first proviso of paragraph (b) of this Section and then only in the event such Defaulting Lender shall be directly and adversely affected by such amendment, waiver or other modification; (iii) this Agreement and the other Credit Documents may be amended in the manner provided in Sections 2.09(d) and 2.21; and (iv) any fee letters may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Company shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Sustainability Structuring Agent, the Arrangers and its Affiliates, including the reasonable fees, charges and disbursements of outside counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement or any other Credit Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Sustainability Structuring Agent, the Issuing Bank or any Lender, including the reasonable fees, charges and disbursements of one primary counsel and one local counsel in each specialty and relevant jurisdiction and, in the case of an actual or perceived conflict of interest, one or more additional counsel of the applicable type for each group of Persons similarly situated taken as a whole, for the Administrative Agent, the Sustainability Structuring Agent, the Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement or any other Credit Document, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) Limitation of Liability. To the extent permitted by applicable law (i) the Borrowers shall not assert, and the Borrowers hereby waive, any claim against the Administrative Agent, the Sustainability Structuring Agent, any Arranger, any Syndication Agent, any Co-Documentation Agent,

108 any Issuing Bank and any Lender, and any Related Party of any of the foregoing Persons (each such Person being called a “Lender-Related Person”) for any Specified Liabilities arising from the use by others of information or other materials (including, without limitation, any personal data) obtained through telecommunications, electronic or other information transmission systems (including the Internet) other than for direct, actual damages resulting from the gross negligence or willful misconduct of such Lender-Related Person as determined by a final, non-appealable judgment of a court of competent jurisdiction, and (ii) no party hereto shall assert, and each such party hereby waives, any Specified Liabilities against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Credit Document, or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that, nothing in this Section 9.03(b) shall relieve the Company of any obligation it may have to indemnify an Indemnitee, as provided in Section 9.03(c), against any special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party. (c) The Company shall indemnify the Administrative Agent, the Sustainability Structuring Agent, each Arranger, each Syndication Agent, each Co-Documentation Agent, each the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, Specified Liabilities and related expenses, including the reasonable and documented out-of-pocket fees, charges and disbursements of any one primary counsel and one local counsel in each specialty and relevant jurisdiction for all Indemnitees in connection with the indemnification claims arising out of the same facts or circumstances and, in the case of an actual or perceived conflict of interest, one or more additional counsel of the applicable type for each group of affected Indemnitees similarly situated taken as a whole, without duplication of amounts paid pursuant to Section 2.17, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit (subject to Section 2.06(f)), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Company or any of its Subsidiaries, or any Environmental Liability related in any way to the Company or any of its Subsidiaries, or (iv) any actual or prospective Proceeding relating to any of the foregoing, whether or not such Proceeding is brought by the Borrowers or their respective equity holders, Affiliates or creditors or any other third Person and whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, Specified Liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from (x) the gross negligence, bad faith or willful misconduct of such Indemnitee (or any Related Party), (y)from a breach in bad faith of any obligation of such Indemnitee (or any Related Party) hereunder or under any other Credit Document or (z) any disputes solely among Indemnitees (other than (A) any claims directly resulting from an act or omission by the Company or any of its Affiliates or (B) any claims against any Indemnitee acting in its capacity or in fulfilling its role as Administrative Agent, Sustainability Structuring Agent, Arranger or similar role under the Credit Documents). This Section 9.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim. (d) Lender Reimbursement. Each Lender severally agrees to pay any amount required to be paid by the Company under paragraph (a), (b) or (c) of this Section 9.03 to the Administrative Agent,

109 the Sustainability Structuring Agent, each Issuing Bank and each Swingline Lender, and each Related Party of any of the foregoing Persons (each, an “Agent Related Person”) (to the extent not reimbursed by the Company and without limiting the obligation of the Company to do so), ratably according to their respective Applicable Percentage in effect on the date on which such payment is sought under this Section (or, if such payment is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Applicable Percentage immediately prior to such date), and agrees to indemnify and hold each Agent Related Person harmless from and against any and all Specified Liabilities and related expenses, including the fees, charges and disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent Related Person in any way relating to or arising out of the Commitments, this Agreement, any of the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent Related Person under or in connection with any of the foregoing; provided that the unreimbursed expense or Specified Liability or related expense, as the case may be, was incurred by or asserted against such Agent Related Person in its capacity as such; provided further that no Lender shall be liable for the payment of any portion of such Specified Liabilities, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted primarily from such Agent Related Party’s gross negligence or willful misconduct. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. (e) All amounts due under this Section shall be payable not later than ten Business Days after written demand (accompanied by reasonably detailed invoices) therefor. SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (i) the Borrowers may not assign or otherwise transfer any of their respective rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrowers without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (other than any Ineligible Institution) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of: (A) the Company; provided that the Company shall be deemed to have consented to an assignment of all or a portion of the Revolving Loans and Commitments unless it shall have objected thereto by written notice to the Administrative Agent within ten Business Days after having received notice thereof; provided, further that no consent of the Company shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing pursuant to paragraphs (a), (b), (h) or (i) of Section 7.01);

110 (B) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment of any Commitment to an assignee that is a Lender with a Commitment immediately prior to giving effect to such assignment; (C) each Issuing Bank; and (D) the Swingline Lender. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Company and the Administrative Agent otherwise consent, provided that no such consent of the Company shall be required if an Event of Default has occurred and is continuing; (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; (C) the parties to each assignment shall execute and deliver to the Administrative Agent an (x) Assignment and Assumption or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, together with a processing and recordation fee of $3,500, such fee to be paid by either the assigning Lender or the assignee Lender or shared between such Lenders; (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Company and its Affiliates and their related parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws; (E) no such assignment shall be made to (1) a natural person, (2) a Defaulting Lender or its Lender Parent, (3) a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof or (4) any Borrower or any of their Affiliates; provided that, such holding company, investment vehicle or trust shall not constitute an Ineligible Institution if it (x) has not been established for the primary purpose of acquiring any Loans or Commitments, (y) is managed by a professional advisor, who is not such natural person or a relative thereof, having significant experience in the business of making or purchasing commercial loans, and (z) has assets greater than $25,000,000 and a significant part of its activities consist of making or purchasing commercial loans and similar extensions of credit in the ordinary course of its business (any Person described in this clause (E) being referred to as an “Ineligible Institution”); and

111 (F) a Global Lender shall only assign its rights, duties and obligations to an assignee that agrees to become and shall be a Global Lender, and a Non-Global Lender shall only assign its rights, duties and obligations to an assignee that agrees to become and shall be a Non-Global Lender. For the purposes of this Section 9.04(b), the term “Approved Fund” has the following meaning: “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section. (iv) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of (and stated interest on) the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent, the Issuing Bank and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Company, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee (or, to the extent applicable, an agreement incorporating such an assignment by reference pursuant to an Approved Electronic Platform as to which the Administrative Agent and the parties to such assignment are participants), the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section, any written consent to such assignment required by paragraph (b) of this Section and, if such assignee is a Foreign Lender, compliance by such Person with Section 2.17(f), the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.05(c), 2.06(d) or (e), 2.07(b), 2.18(d) or 9.03(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment

112 shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. (c) (i) Any Lender may, without the consent of the Borrowers, the Administrative Agent, the Issuing Bank or the Swingline Lender, sell participations to one or more banks or other entities (other than an Ineligible Institution) (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrowers, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant and provided, further, that any Participant that is a member of the Farm Credit System that has purchased a participation in any Loan of CoBank, ACB in the minimum aggregate amount of $5,000,000 on the Effective Date shall be entitled to vote (and the voting rights of the selling Lender shall be correspondingly reduced), on a dollar for dollar basis, as if such Participant were a Lender, on any matter requiring or allowing such selling Lender to provide or withhold its consent, or otherwise vote on any proposed action. Subject to paragraph (c)(ii) of this Section, the Company agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(c) as though it were a Lender. (ii) A Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, except to the extent such Participant is entitled to receive a greater payment as a result of a Change in Law that occurs after the Participant acquired the applicable participation. A Participant shall not be entitled to the benefits of Section 2.17 unless the Company is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 2.17(f) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts of (and stated interest on) each Participant’s interest in the Loans or other obligations under the Credit Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Credit Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the

113 Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank or any central bank having jurisdiction over such Lender or its parent, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Borrowers herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof. SECTION 9.06. Counterparts; Integration; Effectiveness; Electronic Execution. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Credit Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. (b) Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Credit Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other Credit Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Credit Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to, any Credit Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be

114 of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent. and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrowers without further verification thereof and without any obligation to review the appearance or form of any such Electronic signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrowers hereby (i) agree that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Borrowers, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Credit Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (ii) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Credit Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waive any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Credit Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Credit Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (iv) waive any claim against any Lender-Related Person for any Specified Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Specified Liabilities arising as a result of the failure of the Borrowers to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, each Issuing Bank, and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final and in whatever currency denominated) at any time held, and other obligations at any time owing, by such Lender, such Issuing Bank or any such Affiliate, to or for the credit or the account of the Borrowers against any and all of the Obligations now or hereafter existing under this Agreement or any other Credit Document to such Lender or such Issuing Bank or their respective Affiliates, irrespective of whether or not such Lender, Issuing Bank or Affiliate shall have made any demand under this Agreement or any other Credit Document and although such obligations may be contingent or unmatured or are owed to a branch office or Affiliate of such Lender or such Issuing Bank different from the branch office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so setoff shall be paid over immediately to the Administrative Agent for further

115 application in accordance with the provisions of Section 2.20 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Banks, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, each Issuing Bank and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such Issuing Bank or their respective Affiliates may have. Each Lender and Issuing Bank agrees to notify the Company and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply. (b) Each of the Lenders and the Administrative Agent hereby irrevocably and unconditionally agrees that, notwithstanding the governing law provisions of any applicable Credit Document, any claims brought against the Administrative Agent by any Lender relating to this Agreement, any other Credit Document, or the consummation or administration of the transactions contemplated hereby or thereby shall be construed in accordance with and governed by the law of the State of New York. (c) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Credit Document or the transactions relating hereto or thereto, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against the Administrative Agent or any of its Related Parties may only) be heard and determined in such Federal (to the extent permitted by law) or New York State court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Credit Document shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrowers, or their properties in the courts of any jurisdiction. (d) Each of the Borrowers hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (c) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (e) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. Each Subsidiary Borrower that

116 is a Foreign Subsidiary appoints the Company as its agent for purposes of receipt of service of process in connection with the Credit Documents. SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. SECTION 9.12. Confidentiality. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors for reasons reasonably related to this Agreement or the Lender’s internal procedures relating to credit facilities (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process (in which case such Person agrees to use commercially reasonable efforts to inform the Company promptly thereof prior to such disclosure to the extent practicable and not prohibited by applicable law), (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any of the Borrowers and its respective obligations, (g) on a confidential basis to (1) any rating agency in connection with rating the Company or its Subsidiaries or the credit facility provided for herein (2) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of identification numbers with respect to the credit facility provided for herein, or (3) any third party service providers to the Administrative Agent or the Lenders in connection with administration and processing of the Loans or their loan portfolios, (h) with the consent of the Company or (i) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a non-confidential basis from a source other than the Company. For the purposes of this Section, “Information” means all information received from the Company relating to the Company or its business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a non-confidential basis prior to disclosure by the Company and other than information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry.

117 EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 9.12 FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE COMPANY AND ITS AFFILIATES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE COMPANY OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE COMPANY AND ITS AFFILIATES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE COMPANY AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. SECTION 9.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the applicable Overnight Rate to the date of repayment, shall have been received by such Lender. SECTION 9.14. No Fiduciary Duty, etc. (a)The Borrowers acknowledge and agree, and acknowledge its Subsidiaries’ understanding, that no Credit Party will have any obligations except those obligations expressly set forth herein and in the other Credit Documents and each Credit Party is acting solely in the capacity of an arm’s length contractual counterparty to the Borrowers with respect to the Credit Documents and the transactions contemplated herein and therein and not as a financial advisor or a fiduciary to, or a non-fiduciary agent of, the Borrowers or any other person. Each Borrower agrees that it will not assert any claim against any Credit Party based on an alleged breach of fiduciary duty by such Credit Party in connection with this Agreement and the transactions contemplated hereby. Additionally, the Borrowers acknowledge and agree that no Credit Party is advising the Borrowers as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction. The Borrowers shall consult with its own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated herein or in the other Credit Documents, and the Credit Parties shall have no responsibility or liability to the Borrowers with respect thereto. (b) The Borrowers further acknowledge and agree, and acknowledge their Subsidiaries’ understanding, that each Credit Party, together with its Affiliates, is a full service securities

118 or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, any Credit Party may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, the Borrowers and other companies with which the Borrowers may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any Credit Party or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion. (c) In addition, the Borrowers acknowledge and agree, and acknowledge their Subsidiaries’ understanding, that each Credit Party and its Affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which the Company or its Subsidiaries may have conflicting interests regarding the transactions described herein and otherwise. No Credit Party will use confidential information obtained from the Borrowers by virtue of the transactions contemplated by the Credit Documents or its other relationships with the Company or its Subsidiaries in connection with the performance by such Credit Party of services for other companies, and no Credit Party will furnish any such information to other companies. The Borrowers also acknowledge that no Credit Party has any obligation to use in connection with the transactions contemplated by the Credit Documents, or to furnish to the Borrowers, confidential information obtained from other companies. SECTION 9.15. USA PATRIOT Act. Each Lender that is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”) hereby notifies the Borrowers that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies such Person, which information includes the names and addresses of the Borrowers and other information that will allow such Lender to identify the Borrowers in accordance with the Patriot Act. SECTION 9.16. Conversion of Currencies. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given. (b) The obligations of the Borrowers in respect of any sum due to any party hereto or any holder of the obligations owing hereunder (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due hereunder (the “Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, each of the Borrowers agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss and if the amount of the Agreement Currency so purchased exceeds the sum originally due to the Applicable Creditor in the Agreement Currency, the Applicable Creditor agrees to remit such excess to the Applicable Borrower. The obligations of the Borrowers contained in this Section 9.16 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder.

119 SECTION 9.17. Termination of Existing Credit Agreement. The Company and each “Lender” under the Existing Credit Agreement which is a Lender hereunder (such Lenders constituting the “Required Lenders” under the Existing Credit Agreement) agree that concurrently with the effectiveness of this Agreement, (i) the “Commitments” under the Existing Credit Agreement shall automatically and irrevocably reduce to zero and (ii) the Existing Credit Agreement and all “Credit Documents” (as defined in the Existing Credit Agreement) shall terminate without any notice or other action of any kind and notwithstanding any notice or other requirement contained in the Existing Credit Agreement, all of which notices and other actions are hereby waived; provided that (a) the Company shall have paid all amounts then payable under the Existing Credit Agreement as provided in Section 4.01 and (b) any provision of the Existing Credit Agreement that by its terms survives termination thereof shall continue in full force and effect. SECTION 9.18. Appointment of the Company. Each Subsidiary Borrower hereby authorizes and empowers the Company to act as its representative and attorney-in-fact for the purposes of signing documents and giving and receiving notices (including borrowing requests and interest elections hereunder) and other communications in connection with this Agreement and the transactions contemplated hereby and for the purposes of modifying or amending any provision of this Agreement and further agrees that the Administrative Agent and each Lender may conclusively rely on the foregoing authorization. SECTION 9.19. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. ARTICLE X Guaranty by the Company SECTION 10.01. Guaranty of Payment. The Company unconditionally and irrevocably guarantees to each of the Administrative Agent and the Lenders (individually, a “Guaranteed Party,” and collectively, the “Guaranteed Parties”) the punctual payment of all sums now owing or which may in the future be owing by the Subsidiary Borrowers under the Credit Documents, when the same are due and

120 payable, whether on demand, at stated maturity, by acceleration or otherwise, and whether for principal, interest, fees, expenses, indemnification or otherwise (all of the foregoing sums being the “Liabilities”). The Liabilities include, without limitation, interest accruing after the commencement of a proceeding under bankruptcy, insolvency or similar laws of any jurisdiction at the rate or rates provided in the Credit Documents. Upon the failure by any Subsidiary Borrower to pay punctually any Liability, the Company agrees that it shall forthwith upon demand pay to the Administrative Agent for the benefit of the applicable Guaranteed Parties the amount not so paid at the place and in the manner specified in this Agreement or the other relevant Credit Document. The guaranty set forth in this Article X is a guarantee of payment and not of collection only. The Guaranteed Parties shall not be required to exhaust any right or remedy or take any action against any Subsidiary Borrower or any other person or entity or any collateral. The Company agrees that, as between the Company and the Guaranteed Parties, the Liabilities may be declared to be due and payable for the purposes of this Article X notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any declaration as regards any of the Subsidiary Borrowers and that in the event of a declaration or attempted declaration, the Liabilities shall immediately become due and payable by the Company for the purposes of this Article X. SECTION 10.02. Guaranty Absolute. The Company guarantees that the Liabilities shall be paid strictly in accordance with the terms of this Agreement and the other Credit Documents. The liability of the Company under this Article X is absolute and unconditional irrespective of: (a) any change in the time, manner or place of payment of, or in any other term of, all or any of the Credit Documents or Liabilities, or any other amendment or waiver of or any consent to departure from any of the terms of any Credit Document or Liability, including any increase or decrease in the rate of interest thereon; (b) any release or amendment or waiver of, or consent to departure from, any other guarantee or support document, or any exchange, release or non-perfection of any collateral, for all or any of the Credit Documents or Liabilities; (c) any present or future law, regulation or order of any jurisdiction (whether of right or in fact) or of any agency thereof purporting to reduce, amend, restructure or otherwise affect any term of any Credit Document or Liability; (d) without being limited by the foregoing, any lack of validity or enforceability of any Credit Document or Liability; and (e) any other setoff, defense or counterclaim whatsoever (other than a defense of payment or performance by the applicable Subsidiary Borrower) (in any case, whether based on contract, tort or any other theory) with respect to the Credit Documents or the transactions contemplated thereby which might constitute a legal or equitable defense available to, or discharge of, any of the Subsidiary Borrowers or the Company. SECTION 10.03. Guaranty Irrevocable. The Guarantee set forth in this Article X is a continuing guarantee of the payment of all Liabilities now or hereafter existing under the Credit Documents and shall remain in full force and effect until payment in full of all Liabilities and any other amounts payable under the Credit Documents and until the Credit Documents are no longer in effect. SECTION 10.04. Reinstatement. This Guarantee set forth in this Article X shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Liabilities is rescinded or must otherwise be returned by any Guaranteed Party on the insolvency, bankruptcy or reorganization of any of the Subsidiary Borrowers or otherwise, all as though the payment had not been made. SECTION 10.05. Subrogation. The Company shall not exercise any rights which it may acquire by way of subrogation, by any payment made under this Article X, until all the Liabilities have been paid in full and the Credit Documents are no longer in effect. If any amount is paid to the Company on account of subrogation rights under this Article X at any time when all the Liabilities have not been paid in full, the amount shall be held in trust by the Company for the benefit of the Guaranteed Parties and shall be promptly paid to the Administrative Agent for the benefit of the Guaranteed Parties to be credited and applied to the Liabilities, whether matured or unmatured or absolute or contingent, in

121 accordance with the terms hereof and of the Credit Documents. If the Company makes payment to the Guaranteed Parties of all or any part of the Liabilities and all the Liabilities are paid in full and the Credit Documents are no longer in effect, the applicable Guaranteed Party shall, at the Company’s request, execute and deliver to the Company appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Company of an interest in the Liabilities resulting from such payment. SECTION 10.06. Subordination. Without limiting the Guaranteed Parties’ rights under any other agreement, any liabilities owed by any of the Subsidiary Borrowers to the Company in connection with any extension of credit or financial accommodation by the Company to or for the account of such Subsidiary Borrower, including but not limited to interest accruing at the agreed contract rate after the commencement of a bankruptcy or similar proceeding, are hereby subordinated to the Liabilities, and such liabilities of such Subsidiary Borrower to the Company, if the Administrative Agent so requests, shall be collected, enforced and received by the Company as trustee for the Guaranteed Parties and shall be paid over to the Administrative Agent for the benefit of the Guaranteed Parties on account of the Liabilities but without reducing or affecting in any manner the liability of the Company under the other provisions of this Article X. ARTICLE XI Collection Allocation Mechanism (a) On the CAM Exchange Date, (i) the Commitments shall automatically and without further act be terminated as provided in Article VII, (ii) the principal amount of each Revolving Loan and LC Disbursement denominated in a Foreign Currency shall automatically and without any further action required, be converted into Dollars determined using the Exchange Rates calculated as of the CAM Exchange Date, equal to the Dollar Amount of such amount and on and after such date all amounts accruing and owed to any Revolving Lender in respect of such Obligations shall accrue and be payable in Dollars at the rates otherwise applicable hereunder and (iii) the Lenders shall automatically and without further act be deemed to have made reciprocal purchases of interests in the Designated Obligations such that, in lieu of the interests of each Lender in the particular Designated Obligations that it shall own as of such date and immediately prior to the CAM Exchange, such Lender shall own an interest equal to such Lender’s CAM Percentage in each Designated Obligation. Each Lender, each Person acquiring a participation from any Lender as contemplated by Section 9.04, and each Borrower hereby consents and agrees to the CAM Exchange. Each of the Borrowers and the Lenders agrees from time to time to execute and deliver to the Administrative Agent all such promissory notes and other instruments and documents as the Administrative Agent shall reasonably request to evidence and confirm the respective interests and obligations of the Lenders after giving effect to the CAM Exchange, and each Lender agrees to surrender any promissory notes originally received by it hereunder to the Administrative Agent against delivery of any promissory notes so executed and delivered; provided that the failure of any Borrower to execute or deliver or of any Revolving Lender to accept any such promissory note, instrument or document shall not affect the validity or effectiveness of the CAM Exchange. (b) As a result of the CAM Exchange, on and after the CAM Exchange Date, each payment received by the Administrative Agent pursuant to any Credit Document in respect of the Designated Obligations shall be distributed to the Lenders pro rata in accordance with their respective CAM Percentages (to be redetermined as of each such date of payment or distribution to the extent required by paragraph (c) below). (c) In the event that, after the CAM Exchange, the aggregate amount of the Designated Obligations shall change as a result of the making of an LC Disbursement by any Issuing Bank that is not

122 reimbursed by any Borrower, then (i) each Lender shall, in accordance with Section 2.06(d), promptly purchase from such Issuing Bank the Dollar Equivalent of a participation in such LC Disbursement in the amount of such Lender’s Applicable Percentage of such LC Disbursement (without giving effect to the CAM Exchange), (ii) the Administrative Agent shall redetermine the CAM Percentages after giving effect to such LC Disbursement and the purchase of participations therein by the applicable Lenders, and the Lenders shall automatically and without further act be deemed to have made reciprocal purchases of interests in the Designated Obligations such that each Lender shall own an interest equal to such Lender’s CAM Percentage in each of the Designated Obligations and (iii) in the event distributions shall have been made in accordance with clause (i) of paragraph (b) above, the Lenders shall make such payments to one another in Dollars as shall be necessary in order that the amounts received by them shall be equal to the amounts they would have received had each LC Disbursement been outstanding immediately prior to the CAM Exchange. Each such redetermination shall be binding on each of the Lenders and their successors and assigns in respect of the Designated Obligations held by such Persons and shall be conclusive absent manifest error. (d) Nothing in this Article shall prohibit the assignment by any Lender of interests in some but not all of the Designated Obligations held by it after giving effect to the CAM Exchange; provided, that in connection with any such assignment such Lender and its assignee shall enter into an agreement setting forth their reciprocal rights and obligations in the event of a redetermination of the CAM Percentages as provided in the immediately preceding paragraph. [signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. INGREDION INCORPORATED By: Name: Title: By: Name: Title: Signature Page to Revolving Credit Agreement

JPMORGAN CHASE BANK, N.A., individually as a Lender and as the Swingline Lender, an Issuing Bank and Administrative Agent By: Name: Title: Signature Page to Revolving Credit Agreement

J.P. MORGAN SECURITIES LLC, as Sustainability Agent By: Name: Title: Signature Page to Revolving Credit Agreement

BANK OF AMERICA, N.A., individually as a Lender and as an Issuing Bank By: Name: Title: Signature Page to Revolving Credit Agreement

CITIBANK, N.A., individually as a Lender and as an Issuing Bank By:___________________________________ Name: Title: Signature Page to Revolving Credit Agreement

[ADDITIONAL LENDERS TO COME], as a Lender By:__________________________________ Name: Title: Signature Page to Revolving Credit Agreement

1.75% LEVEL IV STATUS APPLICABLE RATE ABR Spread and Canadian Prime Spread LEVEL V STATUS 0.00% 0.125% 0.25% LEVEL I STATUS 0.50% Eurocurrency Spread, RFRTerm Benchmark Spread and CBRRFR Spread 0.75% Schedule 1.01 PRICING SCHEDULE 1.00% Commitment Fee Rate LEVEL II STATUS 0.10% 1.125% 0.125% 0.15% 1.25% 0.175% LEVEL III STATUS 0.225% 1.50% For the purposes of this Schedule, the following terms have the following meanings, subject to the final three paragraphs of this Schedule: “Applicable Rating” means (i) if the Company shall maintain one Rating, the Company’s single Rating shall apply, (ii) if the Company shall maintain a Rating from only two Rating Agencies, then the higher of such Ratings shall apply, unless there is a split in Ratings of more than one ratings level, in which case the Rating that is one level lower than the higher of the Company’s two Ratings shall apply and (iii) if the Company shall maintain a Rating from all three Rating Agencies, if (x) two Ratings are equivalent and the third Rating is lower, the higher Rating shall apply, (y) two Ratings are equivalent and the third Rating is higher, the lower Rating shall apply and (z) no Ratings are equivalent, the Rating that is neither the highest nor the lowest Rating shall apply; provided that if the Ratings established or deemed to have been established by any Rating Agency shall be changed (other than as a result of a change in the rating system of such Rating Agency), such change shall be effective as of the date on which it is first announced by the applicable Rating Agency. “Financials” means the annual or quarterly financial statements (including, in either case, the related compliance certificate required to be delivered in connection therewith) of the Company delivered pursuant to Section 5.01 of the Credit Agreement. “Level I Status” exists at any date if, as of the last day of the fiscal quarter of the Company referred to in the most recent Financials, (i) the Leverage Ratio is less than 1.00 to 1.00 or (ii) the Company’s Applicable Rating is A- or A3, as applicable, or better. “Level II Status” exists at any date if, as of the last day of the fiscal quarter of the Company referred to in the most recent Financials, (i) the Company has not qualified for Level I Status and (ii) (A) the Leverage Ratio is less than 1.50 to 1.00 or (B) the Company’s Applicable Rating is Baa1 or BBB+, as applicable, or better. “Level III Status” exists at any date if, as of the last day of the fiscal quarter of the Company referred to in the most recent Financials, (i) the Company has not qualified for Level I Status or Level II Status and (ii) (A) the Leverage Ratio is less than 2.00 to 1.00 or (B) the Company’s Applicable Rating is BBB or Baa2, as applicable, or better .

“Level IV Status” exists at any date if, as of the last day of the fiscal quarter of the Company referred to in the most recent Financials, (i) the Company has not qualified for Level I Status, Level II Status or Level III Status and (ii) (A) the Leverage Ratio is less than 3.00 to 1.00 or (B) the Company’s Applicable Rating is BBB- or Baa3, as applicable, or better. “Level V Status” exists at any date if the Company has not qualified for Level I Status, Level II Status, Level III Status or Level IV Status. “Rating” means, at any time, a rating issued by a Ratings Agency then in effect with respect to the Company’s senior unsecured long-term debt securities without third-party credit enhancement. “Ratings Agency” means any of Moody’s Investors Service, Inc., Fitch Ratings, Inc., (or any successor to its ratings agency business) or Standard and Poor’s Financial Services LLC (or any successor to its ratings agency business). “Status” means Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status. The Applicable Rate shall be determined in accordance with the foregoing table based on the Company’s Status, as applicable, as reflected in the then most recent Financials or based on its then-current Ratings. Adjustments, if any, to the Applicable Rate shall be effective five Business Days after the Administrative Agent has received the applicable Financials (the “Determination Date”). On any Determination Date, if the pricing predicated on the Leverage Ratio is different than the pricing based upon Ratings, then the pricing shall be based on the higher Status of the two (with Level I Status being the highest and Level V Status being the lowest). If the Company fails to deliver the Financials to the Administrative Agent within five Business Days after the time required pursuant to the Credit Agreement, then the Applicable Rate shall be based upon Ratings until five Business Days after such Financials are so delivered (and upon such date pricing shall be determined in accordance with the terms hereof). Until adjusted after the Amendment No. 1 Effective Date, Level II Status shall be deemed to exist.

$57,500,000 ING Capital LLC $75,000,000 $57,500,000 Mizuho Bank, Ltd. $57,500,000 $57,500,000 BNP Paribas $75,000,000 $57,500,000 $57,500,000 $57,500,000 CoBank, ACB $0 HSBC Bank USA, National Association $225,000,000 Column A: Commitment with respect to Foreign Currencies $57,500,000 Cooperatieve Rabobank U.A., NY Branch Bank of America, N.A. $29,500,000 $57,500,000 $29,500,000 Schedule 2.01 The Northern Trust Company $75,000,000 $29,500,000 Truist Bank $29,500,000 Column B: Commitment with respect to Dollars $57,500,000 Santander Bank, N.A. $75,000,000 $29,500,000 $57,500,000 $29,500,000 Commitments2 Bank of China, Chicago Branch $29,500,000 U.S. Bank National Association $29,500,000 $57,500,000 Citizens Bank, N.A. Citibank, N.A $29,500,000 $57,500,000 $29,500,000 TOTAL $75,000,000 $775,000,000 PNC Bank, National Association $1,000,000,000 JPMorgan Chase Bank, N.A. $57,500,000 $75,000,000 2 The Commitment of any Global Lender reflected in columns A and B of this Schedule 2.01 shall be one and the same, and shall not be cumulative